UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22501

Name of Fund: BlackRock Resources & Commodities Strategy Trust (BCX)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Resources & Commodities Strategy Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2012

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Annual Report

▶ BlackRock EcoSolutions Investment Trust (BQR)

▶ BlackRock Energy and Resources Trust (BGR)

▶ BlackRock Enhanced Capital and Income Fund, Inc. (CII)

▶ BlackRock Enhanced Equity Dividend Trust (BDJ)

▶ BlackRock Global Opportunities Equity Trust (BOE)

▶ BlackRock Health Sciences Trust (BME)

▶ BlackRock International Growth and Income Trust (BGY)

▶ BlackRock Real Asset Equity Trust (BCF)

▶ BlackRock Resources & Commodities Strategy Trust (BCX)

▶ BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

▶ BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ▪ No Bank Guaranteed ▪ May Lose Value

Section 19(a) Notices

BlackRock EcoSolutions Investment Trust’s (BQR), BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Real Asset Equity Trust’s (BCF), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock S&P Quality Rankings Global Equity Managed Trust’s (BQY) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2012

	Total Cumulative Distributions for the Fiscal Year					% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BQR*	$0.084793	–	–	$0.799457	$0.884250	10%	0%	0%	90%	100%
BGR	$0.135118	$1.632882	–	–	$1.768000	8%	92%	0%	0%	100%
CII*	$0.315128	–	–	$1.064872	$1.380000	23%	0%	0%	77%	100%
BDJ*	$0.131078	–	–	$0.548922	$0.680000	19%	0%	0%	81%	100%
BOE*	$0.186576	–	–	$1.770924	$1.957500	10%	0%	0%	90%	100%
BME	$0.080684	$1.083089	$1.336727	–	$2.500500	4%	43%	53%	0%	100%
BGY*	$0.161180	–	–	$0.786670	$0.947850	17%	0%	0%	83%	100%
BCF*	$0.119430	$0.169489	–	$0.747981	$1.036900	12%	16%	0%	72%	100%
BCX*	$0.162003	–	–	$1.237997	$1.400000	12%	0%	0%	88%	100%
BQY*	$0.279292	$0.680904	$0.236565	$0.073239	$1.270000	22%	54%	19%	5%	100%
BUI*	$0.444708	$0.038022	–	$0.604770	$1.087500	41%	3%	0%	56%	100%

*

Certain Trusts estimate they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income’.

Section 19(a) notices for each Trust, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
BQR	$0.179250
BGR	$0.405000
CII	$0.300000
BDJ	$0.140000
BOE	$0.311650
BME	$0.384375
BGY	$0.167850
BCF	$0.221500
BCX	$0.290000
BQY	$0.250000
BUI	$0.362500

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	ANNUAL REPORT	OCTOBER 31, 2012

ANNUAL REPORT	OCTOBER 31, 2012	3

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited – and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity – new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	2.16%	15.21%
US small cap equities (Russell 2000® Index)	0.95	12.08
International equities (MSCI Europe, Australasia, Far East Index)	2.12	4.61
Emerging market equities (MSCI Emerging Markets Index)	(1.25)	2.63
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.08
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.49	7.46
US investment grade bonds (Barclays US Aggregate Bond Index)	2.75	5.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.65	9.57
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.24	13.58

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty will elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust will be obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received will increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts will realize gains equal to the premiums received.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Trust; and writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference will reduce the Trust’s net asset value per share (“NAV”). The final determination of the source and character of distributions in accordance with federal income tax regulations is made after the fiscal year and is reported in the Trust’s annual report to shareholders. To the extent that dividends and distributions exceed the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, the excess may be treated as a tax return of capital. Dividends and distributions in excess of a Trust’s taxable income and net capital gains that do not exceed the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as ordinary income dividends and/or capital gain distributions.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option will expire and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’

ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	5

Trust Summary as of October 31, 2012	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 11.63% based on market price and 7.77% based on net asset value (“NAV”). For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 16.21% based on market price and 11.37% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The largest contribution to the Trust’s positive performance for the period came from the water resources segment of the portfolio where the Trust’s water utility holdings drove returns. The strongest-performing stock was Manila Water Co., Inc. (Philippines), which announced a company restructuring program that is expected to result in rate rebasing for some of their water properties as well as overall growth for the company. The Trust’s Latin America-based water utilities also made notable contributions to results. The strongest performer in this region was the Brazilian company Cia de Saneamento Basico do Estado de Sao Paulo given expectations that the regulatory environment would remain amenable and the potential for higher tariffs.

—

In the agriculture segment of the portfolio, exposure to agricultural science companies Syngenta AG and Monsanto Co. were strong contributors to performance. These companies benefited from the expansion of farming cultivation areas and farmers’ desire to increase yields on the back of stronger prices for crops. The new energy space experienced a steady stream of merger and acquisition activity during the period. The Trust’s holding in The Shaw Group, Inc., the energy enabling and infrastructure company, generated significant performance as the company received a bid at a 72% premium over its pre-announcement share price. The Trust’s option writing strategy had a positive impact on results for the period.

—

Detracting from performance was the Trust’s exposure, although limited, to renewable energy technology companies, an area in which the Trust had largely reduced its allocation. The environment for renewable energy technology companies remained challenging due to industry overcapacity and a lack of regulatory momentum. In the agriculture segment, exposure to potash (a fertilizer product) had a negative impact on performance as potash prices disappointed as India and China did not commit to the purchase contracts investors had expected. In water resources, some of the Trust’s European-based holdings hurt returns. In addition, the Trust held an elevated cash balance as a means of defensive positioning given near-term uncertainty about the market outlook. The Trust’s cash position had a modestly negative impact on performance as equities generally advanced.

Describe recent portfolio activity.

—

During the 12-month period, the Trust initiated a position in Novozymes A/S (Denmark) in the new energy segment of the portfolio. In the water resources space, the Trust added two new holdings of US-based multinational water technology companies, Pall Corp. and Xylem, Inc., the latter of which was spun off from the break-up of ITT Corp. The Trust also received shares of water, hygiene and energy technology company Ecolab, Inc. (United States) as a result of its takeover of Nalco Holding Co. (United States). The Trust initiated a position in ITC Holdings Corp., which is the largest independent electricity transmission company in the United States. With its work on grid efficiency and expansion, ITC Holdings Corp. is well positioned to benefit from the US government’s increased spending on energy infrastructure.

—

The Trust reduced its holdings in Brazilian water companies in the latter part of the period. Although fundamentals in the water sector remained attractive, the Trust reduced its weighting due to concerns that negative investor sentiment in the electric utility sector (following a surprise announcement from Brazil’s government that they would be imposing tariff reductions) would spill over to other regulated sectors such as water.

Describe portfolio positioning at period end.

—

At the end of period, the Trust continued to hold large allocations to both the agriculture and water resources segments and less emphasis on new energy, which is reflective of the relative outlooks and valuations for these three segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock EcoSolutions Investment Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BQR
Initial Offering Date	September 28, 2007
Yield on Closing Market Price as of October 31, 2012 ($ 8.66)[1]	8.28%
Current Quarterly Distribution per Common Share[2]	$0.17925
Current Annualized Distribution per Common Share[2]	$0.71700

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$8.66	$8.58	0.93%	$10.40	$7.34
Net Asset Value	$9.14	$9.38	(2.56)%	$ 9.71	$8.47

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Manila Water Co., Inc.	4%
Monsanto Co.	3
Syngenta AG	3
Agrium, Inc.	3
Severn Trent Plc	3
Inversiones Aguas Metropolitanas SA	3
Aqua America, Inc.	3
Sao Martinho SA	2
Pennon Group Plc	2
BrasilAgro - Companhia Brasileira de Propriedades AG	2

Industry Allocation
	10/31/12	10/31/11

Water Utilities	25%	25%
Chemicals	22	23
Food Products	14	14
Machinery	12	10
Electric Utilities	4	4
Multi-Utilities	3	2
Real Estate Investment Trusts (REITs)	3	3
Electrical Equipment	3	3
Construction & Engineering	3	2
Commercial Services & Supplies	3	3
Oil, Gas & Consumable Fuels	2	3
Electronic Equipment, Instruments & Components	2	2
Materials	–	2
Other[3]	4	4

[3]

Other includes a 1% holding or less in each of the following industries; for 10/31/12, Auto Components, Building Products, Independent Power Producers & Energy Traders, Metals & Mining, Paper & Forest Products, Road & Rail and Semiconductors & Semiconductor Equipment and for 10/31/11, Auto Components, Building Products, Independent Power Producers & Energy Traders, Paper & Forest Products, Semiconductors & Semiconductor Equipment and Road & Rail.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	7

Trust Summary as of October 31, 2012	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned (1.88)% based on market price and (1.76)% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 16.21% based on market price and 11.37% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

In a highly volatile period for financial markets broadly, and commodities in particular, the largest detractors from the Trust’s performance were its exposures to higher-beta (i.e., greater sensitivity to market movements) segments of the energy market. This was partly due to volatility in commodity prices, but a significant portion can also be attributed to investors’ general preference for less risky assets during periods of heightened volatility. This tended to make commodity-related equities and particularly higher-beta energy equities less desirable at certain points during the period. As a result, the Trust’s holdings of oil-related exploration & production (“E&P”) names and coal producers had a negative impact on performance. In the E&P group, oil-related names such as Crew Energy, Inc. and Anadarko Petroleum Corp. were negatively impacted by volatile crude oil price movements. While global crude prices ended the period relatively flat, many of these names could not recover losses due to large negative price momentum in the second quarter of 2012. Meanwhile, coal producers lagged throughout the period as pricing remained depressed for thermal and metallurgical coal. Eastern producers such as

Alpha Natural Resources, Inc., Peabody Energy Corp. and CONSOL Energy, Inc. all posted losses during the period.

—

The Trust’s option writing strategy was the largest contributor to positive performance for the period. The strategy’s covered call approach produced sizeable gains, particularly within the E&P segment, as a changing price landscape contributed to volatility in the group, producing high premiums on options while stock performance declined. Options written on names in the oil & gas equipment & services group also contributed positively to returns.

—	Also contributing positively were the Trust’s holdings within the oil & gas storage & transportation group, where Cheniere Energy, Inc. returned more than 23% for the period.

Describe recent portfolio activity.

—

During the 12-month period, the largest additions to the Trust’s portfolio included refiner Valero Energy Corp., E&P names Noble Energy, Inc. and Pioneer Natural Resources Co., and oil & gas equipment & services name Basic Energy Services, Inc. Notable sales during the period included E&P names Brigham Exploration Co. and Apache Corp., integrated oil & gas company Royal Dutch Shell Plc and oil & gas storage & transportation name El Paso Corp.

Describe portfolio positioning at period end.

—

As of period end, the Trust remains positioned to take advantage of a pro-growth, positive inflationary environment. The Trust’s holdings continue to emphasize producers of oil, natural gas and coal as well as oil & gas storage & transportation companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Energy and Resources Trust

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Yield on Closing Market Price as of October 31, 2012 ($24.28)[1]	6.67%
Current Quarterly Distribution per Common Share[2]	$0.405
Current Annualized Distribution per Common Share[2]	$1.620

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$24.28	$26.54	(8.52)%	$27.99	$20.90
Net Asset Value	$25.95	$28.33	(8.40)%	$29.61	$22.21

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Valero Energy Corp.	6%
Cheniere Energy, Inc.	5
Range Resources Corp.	5
Anadarko Petroleum Corp.	4
Noble Energy, Inc.	4
National Oilwell Varco, Inc.	4
Occidental Petroleum Corp.	4
Cameron International Corp.	3
Pioneer Natural Resources Co.	3
Whiting Petroleum Corp.	3

Industry Allocation
	10/31/12	10/31/11
Oil, Gas & Consumable Fuels	78%	77%
Energy Equipment & Services	16	20
Metals & Mining	6	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	9

Trust Summary as of October 31, 2012	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of US and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 16.39% based on market price and 12.94% based on NAV. For the same period, the benchmark S&P 500® Value Index returned 16.72%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Detracting from performance relative to the S&P 500® Value Index was stock selection within financials combined with an underweight to the sector, particularly among large diversified banks. Stock selection and an underweight in consumer discretionary also hurt returns. Stock selection in telecommunication services (“telecom”), consumer staples and materials had a negative impact on performance, as did overweights to the consumer staples and materials sectors.

—

Conversely, stock selection in the information technology (“IT”) sector was the largest contributor to positive performance for the period. Stock selection in industrials and energy also added to returns. A combination of stock selection and a sector underweight in utilities had a positive impact. The Trust’s option writing strategy had a positive impact on performance for the period.

Describe recent portfolio activity.

—

During the 12-month period, the Trust increased exposure to the financials sector by initiating positions in U.S. Bancorp, Aflac, Inc., Hart-ford Financial Services Group, Inc. and Prudential Financial, Inc. The Trust reduced exposure to health care by exiting its position in Bristol-Myers Squibb Co. and consumer staples through its sales of Mondelez International, Inc. and General Mills, Inc.

Describe portfolio positioning at period end.

—

At period end, the Trust held sector overweights relative to the S&P 500® Value Index in health care, telecom, IT, materials and consumer staples. The Trust was underweight in financials, consumer discretionary, utilities and industrials, with a slight underweight in energy as well.

—

As of period end, the Trust was positioned to take advantage of price and valuation dislocations, which have recently occurred mostly in financials and IT, while at the same time maintaining overweight positions in sectors that exhibit greater stability and less sensitivity to economic cycles, such as health care, telecom and consumer staples. The Trust’s sector weights in health care, telecom and IT remained the largest overweight positions relative to the S&P 500® Value Index. In IT, the Trust continued to focus on companies with low capital intensity, cash generative profiles and substantial net cash on their balance sheets. In health care, the Trust’s positioning reflected a positive view on the sector’s high dividend yields, reasonable valuations and potential benefits of the Affordable Care Act becoming effective in 2014.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Enhanced Capital and Income Fund, Inc.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Yield on Closing Market Price as of October 31, 2012 ($12.99)[1]	9.24%
Current Quarterly Distribution per Common Share[2]	$0.30
Current Annualized Distribution per Common Share[2]	$1.20

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$12.99	$12.39	4.84%	$13.88	$11.83
Net Asset Value	$14.11	$13.87	1.73%	$14.73	$13.12

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Pfizer, Inc.	4%
Merck & Co., Inc.	4
JPMorgan Chase & Co.	3
Wells Fargo & Co.	3
Chevron Corp.	3
Verizon Communications, Inc.	3
General Electric Co.	3
CenturyLink, Inc.	3
Exxon Mobil Corp.	3
Unilever NV	3

Sector Allocation
	10/31/12	10/31/11
Financials	22%	14%
Health Care	12	15
Information Technology	12	13
Energy	11	12
Industrials	10	9
Consumer Staples	8	11
Telecommunication Services	8	7
Consumer Discretionary	8	9
Utilities	5	5
Materials	4	5

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	11

Trust Summary as of October 31, 2012	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to enhance distributions paid to the Trust’s shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

—

On February 27, 2012, the Trust acquired substantially all of the assets and assumed substantially all of the liabilities of the BlackRock Equity Dividend Trust and BlackRock Strategic Equity Dividend Trust in exchange for newly issued shares of the Trust.

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 11.34% based on market price and 13.22% based on NAV. For the same period, the Russell 1000® Value Index returned 16.89%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s sector underweight and stock selection within financials detracted from performance relative to the Russell 1000® Value Index. Stock selection in the industrials and telecommunication services sectors also had a negative impact. Stock selection in health care as well as an underweight to the sector hurt relative performance, as did stock selection in consumer discretionary and materials.

—

Contributing positively to performance was a combination of stock selection and a sector underweight in information technology. Overweighting industrials, utilities and consumer staples also modestly boosted relative returns, as did stock selection within energy. The Trust’s option writing strategy had a positive impact on performance for the period.

Describe recent portfolio activity.

—

During the 12-month period, the Trust made several changes to its portfolio allocations. The Trust increased exposure to consumer discretionary by initiating positions in securities such as Time Warner Cable, Inc. and The Walt Disney Co., and financials through an investment in ACE Ltd. (property & casualty insurance). In the energy sector, the Trust decreased its holdings in the oil, gas & consumable fuels industry and, in materials, the Trust reduced exposure to metals & mining stocks. Toward the end of the period, the Trust’s cash and cash equivalents levels were elevated given the higher-than-normal correlation in the risk-on/risk-off equity markets, which caused a drag on performance as equities generally advanced.

Describe portfolio positioning at period end.

—

As of the end of the period, relative to the Russell 1000® Value Index, the Trust was overweight in the industrials, consumer staples and utilities sectors, and continued to maintain a significant underweight to the financials sector. The Trust continued to focus on companies that reflect the safety and relative stability of US equity markets, but are growing overseas and expanding into emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Enhanced Equity Dividend Trust

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Yield on Closing Market Price as of October 31, 2012 ($7.41)[1]	9.18%
Current Quarterly Distribution per Common Share[2]	$0.17
Current Annualized Distribution per Common Share[2]	$0.68

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

The Quarterly Distribution per Common Share, declared on December 10, 2012, was decreased to $0.14 per share. The Yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$7.41	$7.29	1.65%	$7.73	$6.82
Net Asset Value	$8.30	$8.03	3.36%	$8.50	$7.62

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Chevron Corp.	3%
Wells Fargo & Co.	3
JPMorgan Chase & Co.	3
Pfizer, Inc.	2
Exxon Mobil Corp.	2
The Home Depot, Inc.	2
Philip Morris International, Inc.	2
International Business Machines Corp.	2
Deere & Co.	2
AT&T Inc.	2

Sector Allocation
	10/31/12	10/31/11
Financials	18%	16%
Industrials	15	16
Consumer Staples	13	14
Energy	12	15
Consumer Discretionary	11	7
Utilities	10	8
Health Care	7	6
Telecommunication Services	6	6
Materials	5	8
Information Technology	3	4

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	13

Trust Summary as of October 31, 2012	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectorsof equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 1.68% based on market price and 7.36% based on NAV. For the same period, the MSCI All Country World Index posted a return of 8.55%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Detracting from the Trust’s performance relative to the MSCI All Country World Index was stock selection in financials, information technology (“IT”) and energy. In financials, shares of South Korean property and casualty company Dongbu Insurance Co., Ltd. fell as a result of unfavorable regulatory changes and was sold during the period. Holdings in diversified financials also hampered returns as macroeconomic risks in Europe dampened hopes for an uptick in capital markets activity. In IT, stock selection in software and semiconductors detracted from returns. Within energy, stock selection in integrated oil & gas had a negative impact. Shares of Repsol SA, which were sold during the period, negatively impacted returns as the Argentinean government seized control of the company’s assets. The Trust’s average cash position was elevated at period-end to account for the Trust’s quarterly distribution, and detracted from performance relative to the MSCI All Country World Index.

—

Performance benefited from stock selection in the consumer segments and utilities. In consumer staples, positions in brewers and soft drinks delivered particularly strong returns. In particular the announcement of Anheuser-Busch InBev NV’s takeover of Grupo Modelo SAB de CV posi-

tively impacted returns, as the Trust owned both companies. Within consumer discretionary, holdings in cable & satellite performed well. Holdings in household durables and other consumer-related areas benefited from the recovery in US housing. In utilities, positioning in Brazil-based water utility Cia de Saneamento Basico do Estado de Sao Paulo and UK-based power producer National Grid Plc drove positive performance. In addition, the Trust’s option over-writing strategy had a positive impact on returns.

Describe recent portfolio activity.

—

During the 12-month period, the Trust prudently repositioned its investments to benefit from the market advance. On the defensive side, its exposure to the health care sector was increased by making additions to existing pharmaceutical holdings, and overall exposure to telecommunication services was reduced. Among cyclical stocks, the Trust favored higher-quality industrials and gold miners, along with energy companies benefiting from deep-water energy development and liquefied natural gas infrastructure spending. As a result of this sector repositioning, the most substantial change from a regional perspective was increased exposure to developed Europe.

Describe portfolio positioning at period end.

—

At period end, the Trust’s positioning reflected a positive-yet-conservative outlook for the world economy as well as expectations for continued market volatility and strong demand for higher-quality equities. While Trust management anticipates a modest rate of economic expansion, the headwinds for global economic growth remain significant, so holdings were carefully diversified across defensive and cyclical exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Global Opportunities Equity Trust

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Yield on Closing Market Price as of October 31, 2012 ($13.24)[1]	12.39%
Current Quarterly Distribution per Common Share[2]	$0.41
Current Annualized Distribution per Common Share[2]	$1.64

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

The Quarterly Distribution per Common Share, declared on November 1, 2012, was decreased to $0.31165 per share. The Yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$13.24	$14.95	(11.44)%	$16.02	$12.30
Net Asset Value	$14.99	$16.03	(6.49)%	$16.34	$13.79

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Apple, Inc.	2%
Wells Fargo & Co.	2
Svenska Cellulosa AB, B Shares	1
BHP Billiton Ltd. - ADR	1
British American Tobacco Plc	1
Eni SpA	1
Eli Lilly & Co.	1
Roche Holding AG	1
China Construction Bank Corp., H Shares	1
Statoil ASA	1

Geographic Allocation
	10/31/12	10/31/11
United States	47%	48%
United Kingdom	12	7
Germany	5	6
France	4	3
Japan	3	6
Sweden	3	–
Australia	2	1
Norway	2	–
Switzerland	2	3
Hong Kong	2	2
Mexico	2	1
Indonesia	2	–
Ireland	2	1
Canada	1	3
Brazil	1	2
South Korea	1	3
Netherlands	–	4
Other[3]	9	10

[3]

Other includes a 1% holding or less in each of the following countries; for 10/31/12 Italy, Taiwan, China, Spain, Singapore, India, Belgium, Cayman Islands, Bermuda, Thailand, and Argentina and for 10/31/11, China, Thailand, Denmark, Italy, Belgium, South Africa, Singapore, Luxembourg, Columbia, Taiwan, Israel, Spain and Indonesia.

ANNUAL REPORT	OCTOBER 31, 2012	15

Trust Summary as of October 31, 2012	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 18.17% based on market price and 16.42% based on NAV. For the same period, the Russell 3000® Healthcare Index returned 22.84%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Relative to the Russell 3000® Healthcare Index, the largest detractor from the Trust’s performance was an underweight to the pharmaceuticals industry as well as underweight exposures to individual pharmaceutical stocks that performed well during the period. The overall industry underweight hampered relative performance primarily when the market declined during the second quarter of 2012, as investors tend to prefer the stability of large-capitalization, high-dividend yielding companies in down markets. The Trust’s underweight positions in several large index constituents, such as Pfizer, Inc. and Merck & Co., Inc., hindered results as these key pharmaceutical names appreciated during the period. In the health care providers & services industry, the Trust’s overweight to health care distributors and underweight to health care services detracted slightly from relative performance, as did stock selection within the health care services space.

—

The key contributor to positive performance in the Trust was an overweight relative to the Russell 3000® Healthcare Index and stock selection in biotechnology. The Trust held several names that experienced strong stock price appreciation driven primarily by clinical developments, such as favorable drug trial results, regulatory approvals (or the anticipation thereof) and the swift adoption of products introduced in the marketplace. In addition, a few biotechnology holdings were acquired at a premium during the period as larger entities, such as pharmaceutical firms, attempted to replenish their drug pipelines. Stock selection in the health care equipment space also had a positive impact on the Trust’s performance for the period. The Trust’s option writing strategy also had a positive impact on performance during the period.

Describe recent portfolio activity.

—

During the 12-month period, the Trust significantly reduced its overweight to health care equipment & supplies, while significantly adding to its holdings in the biotechnology industry. The Trust tactically traded exposure to pharmaceuticals as market conditions fluctuated during the period, which resulted in a larger industry allocation at period end. The Trust slightly reduced exposure to the health care providers & services space with a focus on minimizing holdings deemed vulnerable to potential federal government budget reductions and subsequent health care reimbursement cuts.

Describe portfolio positioning at period end.

—

As of period end, the Trust continued to maintain a focus on innovative companies with products or services that address an unmet health care need or that enhance currently available products or services. As such, the Trust continued to be most heavily weighted toward the biotechnology and pharmaceuticals industries. Given uncertainty around government policy developments, the Trust’s holdings at period end reflected an avoidance of companies that have strong links to, or business mixes that are reliant on government reimbursement and thus would be at risk in a budget-cutting scenario. This positioning was most evident within the Trust’s allocation to the health care providers & services industry, where companies are generally more vulnerable to federal budget cuts. The Trust’s positioning also reflected caution with respect to companies that derive revenue from Europe as the region’s debt problems remain unresolved.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Health Sciences Trust

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Yield on Closing Market Price as of October 31, 2012 ($ 27.86)[1]	5.52%
Current Quarterly Distribution per Common Share[2]	$0.384375
Current Annualized Distribution per Common Share[2]	$1.537500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$27.86	$25.81	7.94%	$29.20	$24.22
Net Asset Value	$28.34	$26.65	6.34%	$29.45	$24.96

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Eli Lilly & Co.	5%
Amgen, Inc.	4
Pfizer, Inc.	4
Johnson & Johnson	4
Celgene Corp.	4
Merck & Co., Inc.	3
Roche Holding AG	3
Express Scripts Holding Co.	3
Sanofi	3
Gilead Sciences, Inc.	3

Industry Allocation
	10/31/12	10/31/11
Pharmaceuticals	36%	40%
Biotechnology	22	20
Health Care Providers & Services	20	19
Health Care Equipment & Supplies	13	14
Life Sciences Tools & Services	6	5
Machinery	–	2
Other[3]	3	–

[3]

Other includes a 1% holding or less in each of the following industries; for 10/31/12, Food & Staples Retailing, Industrial Conglomerates, Diversified Consumer Services, Health Care Technology and Chemicals.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	17

Trust Summary as of October 31, 2012	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 6.61% based on market price and 7.65% based on NAV. For the same period, the MSCI All Country World Index ex-US returned 3.98%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Positive performance came largely from favorable stock selection in a majority of sectors, primarily materials, utilities, information technology (“IT”), industrials and consumer staples. Within materials, positioning in metals & mining and gold proved beneficial. The Trust continued to favor gold-related stocks amid accelerated currency debasement policies (i.e., those that lower the value of currency) in the United States and Europe. The Trust’s avoidance of suppliers of industrial base metals proved beneficial given the impact of China’s economic slowdown. In utilities, investments in electric utilities and independent power providers in the United Kingdom and Brazil lifted returns. Holdings in the utilities sector benefited from lower commodity prices, favorable regulations and investors seeking companies with stable yields in an era of low interest rates. Within IT, an underweight in computer hardware contributed positively to returns. Trust management continued to believe personal computers are in a secular decline and positioning remained focused on the smartphone supply chain and software names that offer solutions for smaller-ticket items. Stock selection in industrials was a net contributor primarily due to the performance of holdings in construction & engineering and trading. Within consumer staples, the announcement of Anheuser-Busch InBev NV’s takeover of Grupo Modelo SAB de CV posi-

tively impacted returns, as the Trust owned both companies. In addition, the Trust’s option over-writing strategy had a positive impact on returns.

—

Relative to the MSCI All Country World Index ex-US, the Trust’s underweight exposure to the financials sector was the largest detractor from performance, as banks received a boost from policy action and real estate stocks benefited from investors seeking yield in a low interest rate environment. Stock selection in consumer discretionary hampered returns due to disappointing results in automobile manufacturers and restaurants.

Describe recent portfolio activity.

—

During the 12-month period, the Trust prudently repositioned its investments to benefit from the market advance. On the defensive side, its exposure to the health care sector was increased by making additions to existing pharmaceutical holdings, and overall exposure to telecommunication services was reduced. Among cyclical stocks, the Trust favored higher-quality industrials and gold miners, along with energy companies benefiting from deep-water energy development and liquefied natural gas infrastructure spending. As a result of this sector repositioning, the most substantial change from a regional perspective was increased exposure to developed Europe.

Describe portfolio positioning at period end.

—

At period end, the Trust’s positioning reflected a positive-yet-conservative outlook for the world economy as well as expectations for continued market volatility and strong demand for higher-quality equities. While Trust management anticipates a modest rate of economic expansion, the headwinds for global economic growth remain significant, so holdings were carefully diversified across defensive and cyclical exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock International Growth and Income Trust

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Yield on Closing Market Price as of October 31, 2012 ($ 7.41)[1]	9.06%
Current Quarterly Distribution per Common Share[2]	$0.16785
Current Annualized Distribution per Common Share[2]	$0.67140

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$7.41	$7.88	(5.96)%	$8.49	$6.72
Net Asset Value	$8.28	$8.72	(5.05)%	$8.90	$7.56

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Roche Holding AG	3%
Sanofi	3
Syngenta AG	2
BHP Billiton Ltd. - ADR	2
Rexam Plc	2
AIA Group Ltd.	2
Nestle SA	2
Eni SpA	2
Volvo AB, B Shares	2
HSBC Holdings Plc	2

Geographic Allocation
	10/31/12	10/31/11
United Kingdom	25%	16%
Switzerland	11	6
France	7	6
Germany	6	9
Japan	6	12
Australia	4	3
Sweden	4	–
Canada	4	6
Hong Kong	3	4
Singapore	3	2
Mexico	3	1
Netherlands	2	8
Ireland	2	2
China	2	2
Italy	2	2
Spain	2	1
Brazil	2	3
South Korea	1	4
United States	1	5
Other[3]	10	8

[3]

Other includes a 1% holding or less in each of the following countries; for 10/31/12, India, Indonesia, Jersey, Channel Islands, Norway, Belgium, Finland, Taiwan, Cayman Islands, South Africa, Israel, Argentina, Thailand, Malaysia, and Gibraltar and for 10/31/11, Taiwan, Norway, Israel, South Africa, Belgium, Bermuda, Luxembourg, India, Columbia, Indonesia, Thailand, Denmark and Gibraltar.

ANNUAL REPORT	OCTOBER 31, 2012	19

Trust Summary as of October 31, 2012	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions,at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned (3.71)% based on market price and (2.79)% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 16.21% based on market price and 11.37% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s investments in both the natural resources segment (metals & mining) and the energy segment of the portfolio detracted from performance for the period, while the basic materials segment contributed positively.

—

Within metals & mining, the Trust’s holding of diversified metals & mining name Iluka Resources Ltd. had a negative impact on performance due to weakness in the zircon market. The effect of this position overshadowed the positive impact of the Trust’s allocation to silver miners.

—

In the energy segment of the Trust, returns were hampered by an allocation to coal producers. Coal producers lagged throughout the period as prices remained depressed for thermal and metallurgical coal. Eastern producers such as Alpha Natural Resources, Inc. and Peabody Energy Corp. posted losses during the period. The Trust’s allocation to the oil & gas exploration & production group also detracted from performance as the negative impact of several natural gas producers outweighed positive performance from the Trust’s oil-related holdings. Both commodities were volatile and suffered significant downdrafts and swings over the course of the period.

—

Contributing positively to performance in the basic materials segment of the portfolio was the Trust’s allocation to paper & forest products, where positions in Weyerhaeuser Co., International Paper Co. and MeadWestvaco Corp. generated particularly strong returns. Agriculture names including Agrium, Inc. and Monsanto Co. also added to results, with each rising more than 20% during the period.

—

The Trust’s option writing strategy also had a positive impact on performance during the period. In particular, the Trust benefited from writing calls on diversified metals & mining names as these stocks underperformed during the period while volatility remained elevated in this group. Similarly, option writing against oil & gas exploration & production names aided results.

Describe recent portfolio activity.

—

During the 12-month period, the Trust established new positions in energy names Chevron Corp., National Oilwell Varco, Inc., Pioneer Natural Resources Co. and Exxon Mobil Corp. In the metals & mining segment of the portfolio, the Trust selectively added to its copper and gold holdings and reduced exposure to various diversified mining names. Notable sales during the period included energy names Penn West Petroleum Ltd., Schlumberger Ltd. and EQT Corp.

Describe portfolio positioning at period end.

—

At the end of the period, the Trust held 43% of total long-term investments in metals & mining stocks, with key allocations to copper and iron ore. The Trust’s allocation to the energy sector (32%) was heavily weighted in oil-related exploration & production companies and integrated oil & gas names. The basic materials segment of the portfolio (23%) was allocated across paper products, machinery and chemicals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Real Asset Equity Trust

Trust Information

Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Yield on Closing Market Price as of October 31, 2012 ($ 10.39)[1]	8.53%
Current Quarterly Distribution per Common Share[2]	$0.2215
Current Annualized Distribution per Common Share[2]	$0.8860

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$10.39	$11.84	(12.25)%	$12.70	$9.53
Net Asset Value	$11.03	$12.45	(11.41)%	$13.08	$9.95

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

BHP Billiton Plc	4%
Rio Tinto Plc	4
Industrias Penoles SAB de CV	4
Caterpillar, Inc.	3
Praxair, Inc.	3
Xstrata Plc	3
E.I. du Pont de Nemours & Co.	3
Fresnillo Plc	2
MeadWestvaco Corp.	2
International Paper Co.	2

Industry Allocation
	10/31/12	10/31/11
Metals & Mining	43%	43%
Oil, Gas & Consumable Fuels	27	28
Chemicals	13	12
Paper & Forest Products	6	6
Energy Equipment & Services	5	6
Machinery	4	4
Real Estate Investment Trusts (REITs)	2	–
Containers & Packaging	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	21

Trust Summary as of October 31, 2012	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 4.02% based on market price and 0.90% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 16.21% based on market price and 11.37% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s holdings in oil & gas storage & transportation made the largest contribution to positive performance for the period, led by Plains All American Pipeline LP, ONEOK Partners LP and Magellan Midstream Partners LP. Each of these stocks returned more than 20% during the period as they benefited from energy investors’ preference for lower-beta (i.e., lower sensitivity to market movements), higher-yielding names amid a volatile market environment. Exposure to fertilizers and agricultural chemicals also added to results as strong performance in these names during the first ten months of 2012 outweighed a temporary setback in May. Notable performers in this group included agricultural products names Monsanto Co. and Syngenta AG and fertilizer name CF Industries Holdings, Inc. The Trust’s option writing strategy also had a positive impact on performance during the period.

—	Detracting from performance was the Trust’s exposure to coal producers, which lagged throughout the period as prices remained depressed for thermal and metallurgical coal. Eastern producers such as Alpha Natural Resources, Inc., Peabody Energy Corp. and CONSOL Energy, Inc. all posted losses during the period. Exposure to the higher-beta oil & gas exploration & production group also had a negative impact on returns. In particular, the Trust’s holding in Permian Basin Royalty Trust declined more than 25% during the period.

Describe recent portfolio activity.

—

During the 12-month period, significant transactions in the Trust included purchases in the metals & mining segment, including mining names and exposure to physical gold. Notable sales during the period included gold miner Agnico-Eagle Mines Ltd., exploration & production name Penn West Petroleum Ltd. and fertilizer company Scotts Miracle-Gro Co.

Describe portfolio positioning at period end.

—

At the end of the period, the Trust held approximately 38% of its total long-term investments in energy stocks, with an emphasis on oil & gas storage & transportation and exploration & production companies. In metals & mining (35%), the Trust’s holdings were concentrated in gold and precious metals producers. The Trust’s exposure to agriculture-related stocks was concentrated mostly in fertilizers and other agricultural chemicals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Resources & Commodities Strategy Trust

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Yield on Closing Market Price as of October 31, 2012 ($14.12)[1]	9.92%
Current Quarterly Distribution per Common Share[2]	$0.35
Current Annualized Distribution per Common Share[2]	$1.40

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

The Quarterly Distribution per Common Share, declared on December 10, 2012, was decreased to $0.29 per share. The Yield on Closing Market Price, Current Quarterly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$14.12	$14.95	(5.55)%	$16.33	$12.41
Net Asset Value	$15.42	$16.83	(8.38)%	$17.37	$13.72

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/12

Silver Wheaton Corp.	4%
Potash Corp. of Saskatchewan, Inc.	3
Syngenta AG	3
E.I. du Pont de Nemours & Co.	3
Franco-Nevada Corp.	3
Sprott Physical Gold Trust	3
ONEOK Partners LP	2
Monsanto Co.	2
Plains All American Pipeline LP	2
Enterprise Products Partners LP	2

Industry Allocation
	10/31/12	10/31/11
Oil, Gas & Consumable Fuels	37%	38%
Metals & Mining	33	29
Chemicals	21	21
Machinery	4	5
Food Products	3	4
Energy Equipment & Services	2	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2012	23

Trust Summary as of October 31, 2012	BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Overview

BlackRock S&P Quality Rankings Global Equity Managed Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities included in the S&P Quality Rankings that are ranked at least B+ by S&P at the time of investment. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12-month period ended October 31, 2012, the Trust returned 9.90% based on market price and 9.48% based on NAV. For the same period, the MSCI World Value Index returned 9.83%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Relative to the MSCI World Value Index, the largest detractor from the Trust’s performance was stock selection across the financials, industrials, health care and energy sectors. An overweight in information technology (“IT”) as well as individual selection within the energy sector also weighed on returns during the period. Underweights in both the financials and health care sectors detracted from relative performance.

—

The largest contributor to the Trust’s positive performance was stock selection in the IT sector, followed by an overweight in consumer staples. Stock selection within the telecommunication services (“telecom”) sector boosted returns during the period, as did a small underweight to energy. An overweight to the industrials sector also helped relative performance.

The Trust’s option writing strategy had a positive impact on results for the period.

Describe recent portfolio activity.

—

During the 12-month period, the Trust made relatively few material changes to overall portfolio allocations. However, the Trust gradually reduced its cash weighting as opportunities presented themselves in certain sectors. Primarily, the Trust increased its weightings to both the utilities and telecom sectors given positive trends in the underlying industries and a heightened focus on yield in the marketplace. Similarly, the Trust increased exposure to the consumer staples sector given the natural stability of consumer demand for products offered by these companies and increased investor demand for companies with free cash flows.

Describe Trust positioning at period end.

—

As of period end, the Trust’s positioning reflected a positive outlook for corporate dividend growth, especially among the highest quality companies within the Trust’s investment universe. The Trust continued to focus on companies that represent the relative safety and stability of US equity markets, but are growing overseas and expanding into emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

24	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Information

Symbol on NYSE MKT	BQY
Initial Offering Date	May 28, 2004
Yield on Closing Market Price as of October 31, 2012 ($12.34)[1]	8.10%
Current Quarterly Distribution per Common Share[2]	$0.25
Current Annualized Distribution per Common Share[2]	$1.00

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	10/31/11	Change	High	Low
Market Price	$12.34	$12.43	(0.72)%	$13.56	$11.32
Net Asset Value	$13.46	$13.61	(1.10)%	$13.87	$12.43

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/12
Exxon Mobil Corp.	3%
AT&T Inc.	3
Chevron Corp.	2
Total SA - ADR	2
International Business Machines Corp.	2
Emerson Electric Co.	2
The Walt Disney Co.	2
Verizon Communications, Inc.	2
Altria Group, Inc.	2
Bristol-Myers Squibb Co.	2

Geographic Allocation

	10/31/12	10/31/11
United States	69%	52%
United Kingdom	6	8
Australia	4	6
Canada	4	6
France	3	6
Sweden	3	4
Germany	3	4
Hong Kong	2	3
Japan	2	5
Singapore	1	2
Other[3]	3	4

[3]

Other includes a 1% holding or less in each of the following countries; for 10/31/12, Switzerland, Netherlands, Belgium, Spain and Italy and for 10/31/11, Belgium, Switzerland, Finland, Spain, Italy and Netherlands.

ANNUAL REPORT	OCTOBER 31, 2012	25

Trust Summary as of October 31, 2012	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to enhance current gains. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the period beginning with the Trust’s initial trading date of November 25, 2011 through October 31, 2012, the Trust returned 0.71% based on market price and 12.05% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 21.95% based on market price and 17.79% based on NAV. All returns reflect reinvestment of dividends. The Trust ended the period trading at discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The largest contributor to the Trust’s performance was its large allocation to the telecommunication services (“telecom”) sector. A small allocation to real estate investment trusts within financials also helped performance. Stock selection within the utilities sector had a positive impact, with the strongest returns coming from the Trust’s holdings in the regulated electric utilities industry. The Trust’s sizeable exposure to media stocks in the consumer discretionary sector also contributed positively to results. The Trust’s option writing strategy also had a positive impact on performance during the period.

—

Detracting from performance for the period was the Trust’s large exposure to the energy sector, particularly in the oil, gas & consumable fuels industry. Also having a negative impact was the Trust’s limited exposure to the strong-performing industrials sector. Within industrials, low exposure to the transportation & infrastructure space and heavy weightings in the construction & engineering and machinery industries adversely impacted performance.

Describe recent portfolio activity.

—

Following its inception on November 25, 2011, the Trust began building its portfolio of utilities and infrastructure equities and was fully invested by the end of January 2012. Since that time, the Trust made relatively few material changes to its overall portfolio allocations. However, the Trust gradually increased its weighting in the telecommunications companies given favorable dynamics within the space. This coincided with a gradually decreasing cash balance. The Trust maintained its large exposure to utilities stocks (roughly two-thirds of the portfolio), the majority of which are regulated electric utilities companies.

Describe Trust positioning at period end.

—

As of period end, the Trust was positioned to benefit from the proliferation of middle class populations and growing consumption patterns in emerging markets. The Trust’s holdings reflected a preference for industry leaders with early market penetration that are poised to capture growing revenues as demand for infrastructure, telecommunication services and electricity accelerates. This theme remains critical to the Trust’s portfolio allocations and was reflected in the Trust’s positioning at period end with large exposures to utilities and telecom stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

26	ANNUAL REPORT	OCTOBER 31, 2012

BlackRock Utility and Infrastructure Trust

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Yield on Closing Market Price as of October 31, 2012 ($ 19.03)[1]	7.62%
Current Quarterly Distribution per Common Share[2]	$0.3625
Current Annualized Distribution per Common Share[2]	$1.4500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/12	11/25/11	Change	High	Low
Market Price	$19.03	$20.00	(4.85)%	$21.02	$17.49
Net Asset Value	$20.22	$19.10	5.86%	$20.53	$18.92

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings

10/31/12
American Tower Corp. - REIT	3%
National Grid Plc.	3
Verizon Communications, Inc.	3
Tractebel Energia SA	3
CCR SA	3
NextEra Energy, Inc.	3
The Southern Co.	3
Cia de Saneamento de Minas Gerais - COPASA	2
Aqua America, Inc.	2
Edison International	2

Geographic Allocation

10/31/12
United States	62%
Brazil	13
United Kingdom	7
Canada	5
Hong Kong	4
Italy	3
Australia	2
Germany	2
Other[3]	2

[3]	Other includes a 1% holding or less in Norway and France.

ANNUAL REPORT	OCTOBER 31, 2012	27

Schedule of Investments October 31, 2012	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components – 0.7%
Johnson Controls, Inc. (a)	31,900	$821,425

Building Products – 0.2%
Kingspan Group Plc	23,600	247,771

Chemicals – 20.5%
Agrium, Inc. (a)	30,100	3,176,754
CF Industries Holdings, Inc. (a)	9,950	2,041,642
Incitec Pivot Ltd.	277,400	908,570
Israel Chemicals Ltd.	90,000	1,125,956
Johnson Matthey Plc	59,204	2,148,721
K+S AG	19,400	919,451
Monsanto Co. (a)	40,100	3,451,407
The Mosaic Co. (a)	36,900	1,931,346
Novozymes A/S, B Shares	42,000	1,160,416
Nufarm Ltd.	63,760	380,108
Potash Corp. of Saskatchewan, Inc. (a)	53,600	2,163,832
Sinofert Holdings Ltd.	2,447,500	515,353
Syngenta AG	8,300	3,236,083
Wacker Chemie AG (b)	7,000	395,787

		23,555,426

Commercial Services & Supplies – 2.4%
Tetra Tech, Inc. (c)	87,000	2,256,780
Tianjin Capital Environmental Protection Group Co. Ltd., Series H	2,007,000	466,967

		2,723,747

Construction & Engineering – 2.5%
Aegion Corp. (a)(b)(c)	13,100	241,956
Layne Christensen Co. (a)(c)	11,700	260,793
Quanta Services, Inc. (a)(c)	48,100	1,247,233
The Shaw Group, Inc. (c)	26,100	1,142,919

		2,892,901

Electric Utilities – 3.9%
Acciona SA	3,800	233,570
Iberdrola SA	237,005	1,227,433
ITC Holdings Corp.	5,600	445,872
NextEra Energy, Inc.	25,400	1,779,524
SSE Plc	32,000	748,461

		4,434,860

Electrical Equipment – 2.8%
ABB Ltd. (a)	21,100	381,066
American Superconductor Corp. (c)	33,500	120,265
Gamesa Corp. Tecnologica SA	40,100	81,924
General Cable Corp. (a)(c)	8,700	248,211
Nordex SE (c)	7,300	25,545

Common Stocks	Shares	Value

Electrical Equipment (concluded)
Roper Industries, Inc. (a)	11,400	$1,244,538
Schneider Electric SA	13,800	864,077
Vestas Wind Systems A/S (b)(c)	30,000	173,445

		3,139,071

Electronic Equipment, Instruments & Components – 1.7%
Itron, Inc. (a)(c)	21,200	870,472
Trimble Navigation Ltd. (a)(c)	23,510	1,109,202

		1,979,674

Food Products – 13.2%
Agria Corp. - ADR (c)	100,000	102,000
Archer-Daniels-Midland Co.	43,200	1,159,488
BrasilAgro - Companhia Brasileira de Propriedades AG (c)	525,200	2,391,916
Bunge Ltd. (a)(b)	29,600	2,102,488
Cosan Ltd., A Shares	81,100	1,330,851
Cresud SACIF y A - ADR	47,300	378,873
Illovo Sugar Ltd.	234,900	857,714
IOI Corp. Bhd	533,333	884,155
Orkla ASA	59,600	472,129
Sao Martinho SA	200,000	2,499,200
SLC Agricola SA	150,000	1,432,756
SunOpta, Inc. (a)(c)	54,400	326,400
Viterra, Inc.	64,846	1,021,954
Wilmar International Ltd.	86,000	217,085

		15,177,009

Independent Power Producers & Energy Traders – 0.7%
China Longyuan Power Group Corp., Series H	278,000	180,314
Enel Green Power SpA	139,200	237,091
Ormat Technologies, Inc. (a)	19,400	369,182
Trina Solar Ltd. - ADR (a)(c)	11,600	48,140

		834,727

Machinery – 10.9%
AGCO Corp. (c)	39,400	1,793,094
CNH Global NV (a)(c)	31,500	1,411,200
Deere & Co. (a)	24,900	2,127,456
IDEX Corp. (a)	11,500	489,095
Kurita Water Industries Ltd.	65,100	1,477,863
Pall Corp. (a)	10,500	661,080
Pentair Ltd. (a)	41,000	1,731,840
Watts Water Technologies, Inc., Class A	28,800	1,158,624
Xylem, Inc. (a)	70,000	1,698,200

		12,548,452

Metals & Mining – 0.9%
Umicore SA	19,800	1,017,484

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Trust’s Schedule of Investments, the names and descriptions of many securities have been abbreviated according to the following list:	ADR	American Depositary Receipt	KRW	Korean Won
	AUD	Australian Dollar	MXN	Mexican New Peso
	BRL	Brazil Real	NOK	Norwegian Krone
	CAD	Canadian Dollar	NVDR	Non-Voting Depository Receipt
	CHF	Swiss Franc	PCL	Public Company Limited
	CLP	Chilean Peso	PEN	Peruvian Neuvo Sol
	DKK	Danish Krone	REIT	Real Estate Investment Trust
	EUR	Euro	SEK	Swedish Krona
	GBP	British Pound	SGD	Singapore Dollar
	GDR	Global Depositary Receipts	TWD	Taiwan Dollar
	HKD	Hong Kong Dollar	USD	US Dollar
	ILS	Israeli Shekel	ZAR	South African Rand
	JPY	Japanese Yen

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multi-Utilities – 3.3%
Hera SpA	377,400	$636,269
Suez Environnement Co.	10,225	108,546
United Utilities Group Plc	158,381	1,731,646
Veolia Environnement SA	126,000	1,247,154

		3,723,615

Oil, Gas & Consumable Fuels – 2.1%
Cheniere Energy, Inc. (a)(c)	8,500	136,765
Rentech, Inc. (b)(c)	345,800	892,164
Sasol Ltd.	25,000	1,065,002
Sasol Ltd. - ADR (a)	8,200	347,762

		2,441,693

Paper & Forest Products – 0.2%
Fibria Celulose SA - ADR (c)	22,200	195,582
Precious Woods Holding AG (c)	20,000	63,352

		258,934

Real Estate Investment Trusts (REITs) – 3.1%
Plum Creek Timber Co., Inc. (a)(b)	52,100	2,287,190
Rayonier, Inc. (a)	25,275	1,238,728

		3,525,918

Road & Rail – 0.5%
All America Latina Logistica SA	133,000	605,066

Semiconductors & Semiconductor Equipment – 0.2%
First Solar, Inc. (a)(c)	4,300	104,533
MEMC Electronic Materials, Inc. (c)	19,400	48,888
Renewable Energy Corp. ASA (c)	22,700	3,977
Suntech Power Holdings Co. Ltd. - ADR (c)	14,600	11,826
Yingli Green Energy Holding Co. Ltd. - ADR (c)	38,200	64,558

		233,782

Water Utilities – 22.9%
American States Water Co.	26,000	1,144,520
American Water Works Co., Inc.	55,600	2,042,744
Aqua America, Inc.	108,100	2,744,659
Artesian Resources Corp., Class A	31,743	730,406
California Water Service Group	98,000	1,805,160
China Water Affairs Group Ltd. (b)	4,556,000	1,197,218
Cia de Saneamento Basico do Estado de Sao Paulo	35,000	1,481,647
Cia de Saneamento de Minas Gerais - COPASA	43,100	1,017,313
Guangdong Investments Ltd.	1,334,000	1,088,943
Hyflux Ltd.	769,000	847,751
Inversiones Aguas Metropolitanas SA	1,500,000	2,790,190
Manila Water Co., Inc.	5,610,000	3,947,674
Pennon Group Plc	215,200	2,492,845
Severn Trent Plc	113,500	2,943,668

		26,274,738

Total Long-Term Investments (Cost – $108,751,064) – 92.7%		106,436,293

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(f)	7,218,848	$7,218,848

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.31% (d)(e)(f)	$1,554	1,554,150

Total Short-Term Securities (Cost – $ 8,772,998) – 7.6%		8,772,998

Total Investments Before Options Written (Cost – $ 117,524,062) – 100.3%		115,209,291

Options Written	Contracts

Exchange-Traded Call Options – (0.2)%
ABB Ltd., Strike Price CHF 18.50, Expires 11/16/12	100	(253)
Aegion Corp., Strike Price USD 20.50, Expires 12/03/12	60	(805)
Agrium, Inc., Strike Price USD 105, Expires 11/19/12	135	(37,462)
Bunge Ltd., Strike Price USD 67.50, Expires 11/19/12	135	(50,625)
CF Industries Holdings, Inc., Strike Price USD 220, Expires 11/19/12	45	(5,422)
Cheniere Energy, Inc., Strike Price USD 18, Expires 11/19/12	18	(135)
CNH Global NV, Strike Price USD 45, Expires 11/19/12	141	(17,978)
Deere & Co., Strike Price USD 85, Expires 11/19/12	115	(20,872)
First Solar, Inc., Strike Price USD 28, Expires 11/19/12	20	(1,340)
General Cable Corp., Strike Price USD 32, Expires 11/19/12	39	(390)
IDEX Corp., Strike Price USD 42, Expires 11/01/12	52	(3,065)
Itron, Inc., Strike Price USD 45, Expires 11/19/12	96	(4,320)
Johnson Controls, Inc., Strike Price USD 29, Expires 11/19/12	145	(725)
Layne Christensen Co., Strike Price USD 21, Expires 11/12/12	53	(7,382)
Monsanto Co., Strike Price USD 91, Expires 12/06/12	64	(3,159)
The Mosaic Co., Strike Price USD 62.60, Expires 11/17/12	165	(82)
Ormat Technologies, Inc., Strike Price USD 19, Expires 12/06/12	88	(4,490)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	29

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Pall Corp., Strike Price USD 65, Expires 12/18/12	47	$(5,061)
Pentair Ltd., Strike Price USD 45, Expires 11/19/12	75	(1,500)
Plum Creek Timber Co., Inc., Strike Price USD 45, Expires 11/19/12	235	(2,468)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 45, Expires 11/19/12	240	(600)
Quanta Services, Inc., Strike Price USD 25, Expires 11/19/12	215	(24,188)
Rayonier, Inc., Strike Price USD 50, Expires 11/19/12	114	(1,995)
Roper Industries, Inc., Strike Price USD 110, Expires 11/19/12	50	(6,625)
Sasol Ltd. - ADR, Strike Price USD 45, Expires 11/19/12	82	(3,690)
SunOpta, Inc., Strike Price USD 6.25, Expires 1/19/13	245	(6,738)
Trimble Navigation Ltd., Strike Price USD 50, Expires 11/19/12
	106	(5,035)
Trina Solar Ltd. - ADR, Strike Price USD 5, Expires 11/19/12	53	(212)
Xylem, Inc., Strike Price USD 25, Expires 11/19/12	315	(10,238)

Total Exchange-Traded Call Options		(226,855)

Over-the-Counter Call Options – (0.7)%
Acciona SA, Strike Price EUR 43.31, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	1,700	(9,071)
AGCO Corp., Strike Price USD 47.81, Expires 12/06/12, Broker Deutsche Bank Securities Corp.	17,800	(18,119)
All America Latina Logistica SA, Strike Price BRL 8.84, Expires 11/13/12, Broker Credit Suisse First Boston	59,900	(14,967)
American Superconductor Corp., Strike Price USD 4.23, Expires 11/12/12, Broker UBS Securities LLC	15,000	(56)
American Water Works Co., Inc.:
Strike Price USD 36.06, Expires 11/29/12, Broker UBS Securities LLC	6,000	(6,231)
Strike Price USD 36.06, Expires 12/11/12, Broker UBS Securities LLC	6,000	(6,867)
Strike Price USD 37.63, Expires 1/02/13, Broker Morgan Stanley & Co., Inc.	13,000	(8,477)
Aqua America, Inc.:
Strike Price USD 24.34, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	7,500	(7,861)
Strike Price USD 25.26, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	12,000	(5,658)
Strike Price USD 25.23, Expires 12/05/12, Broker UBS Securities LLC	20,500	(10,740)
Strike Price USD 25.25, Expires 12/14/12, Broker Citigroup Global Markets, Inc.	8,000	(4,500)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Archer-Daniels-Midland Co., Strike Price USD 28.68, Expires 12/17/12, Broker Banc of America Securities	19,500	$(6,539)
BrasilAgro - Companhia Brasileira de Propriedades AG:
Strike Price BRL 9.70, Expires 11/07/12, Broker Goldman Sachs & Co.	39,000	(467)
Strike Price BRL 8.59, Expires 11/13/12, Broker UBS Securities LLC	39,400	(13,244)
Strike Price BRL 9.21, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	39,400	(6,404)
Strike Price BRL 9.87, Expires 12/13/12, Broker Deutsche Bank Securities Corp.	39,000	(3,017)
Strike Price BRL 10.00, Expires 12/19/12, Broker UBS Securities LLC	39,400	(2,867)
California Water Service Group:
Strike Price USD 18.74, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	22,500	(876)
Strike Price USD 18.64, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	22,500	(4,287)
Cheniere Energy, Inc., Strike Price USD 17.25, Expires 11/01/12, Broker Citigroup Global Markets, Inc.	2,000	–
China Longyuan Power Group Corp., Series H, Strike Price HKD 5.26, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	125,000	(545)
China Water Affairs Group Ltd., Strike Price HKD 2.13, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	1,000,000	(2,554)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 87.79, Expires 11/13/12, Broker Deutsche Bank Securities Corp.	35,000	(24,459)
Cia de Saneamento de Minas Gerais - COPASA, Strike Price BRL 50.08, Expires 11/13/12, Broker Credit Suisse First Boston	36,000	(8,560)
Cosan Ltd., A Shares, Strike Price USD 16.22, Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	36,500	(13,660)
Cresud SACIF y A - ADR, Strike Price USD 8.29, Expires 12/05/12, Broker UBS Securities LLC	21,000	(4,194)
Enel Green Power SpA, Strike Price EUR 1.39, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	62,700	(2,997)
Fibria Celulose SA - ADR:
Strike Price USD 9.69, Expires 11/12/12, Broker Deutsche Bank Securities Corp.	5,000	(170)
Strike Price USD 9.69, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	5,000	(766)

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Gamesa Corp. Tecnologica SA, Strike Price EUR 1.58, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	18,000	$(1,045)
Guangdong Investments Ltd., Strike Price HKD 5.91, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	600,000	(32,072)
Hera SpA, Strike Price EUR 1.32, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	169,900	(11,056)
Hyflux Ltd., Strike Price SGD 1.42, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	346,000	(538)
Iberdrola SA, Strike Price EUR 3.75, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	106,700	(38,193)
Illovo Sugar Ltd.:
Strike Price ZAR 31.31, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	52,900	(5,958)
Strike Price ZAR 31.06, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	52,900	(7,359)
Incitec Pivot Ltd., Strike Price AUD 2.97, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	125,000	(25,136)
Inversiones Aguas Metropolitanas SA:
Strike Price CLP 855.98, Expires 11/07/12, Broker Banc of America Securities	225,000	(18,312)
Strike Price CLP 858.50, Expires 11/13/12, Broker Credit Suisse First Boston	225,000	(17,401)
Strike Price CLP 907.99, Expires 11/29/12, Broker UBS Securities LLC	225,000	(4,210)
Israel Chemicals Ltd., Strike Price ILS 47.57, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	40,500	(29,489)
ITC Holdings Corp., Strike Price USD 73.83, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	2,500	(14,461)
Johnson Matthey Plc, Strike Price GBP 22.97, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	29,100	(31,883)
K+S AG, Strike Price EUR 38.59, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	8,800	(936)
Kingspan Group Plc:
Strike Price EUR 8.58, Expires 12/05/12, Broker Banc of America Securities	5,300	(1,015)
Strike Price EUR 8.10, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	5,300	(2,426)
Kurita Water Industries Ltd., Strike Price JPY 1,709.30, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	29,300	(37,798)
Monsanto Co., Strike Price USD 87.35, Expires 12/06/12, Broker Goldman Sachs & Co.	11,600	(20,902)
NextEra Energy, Inc., Strike Price USD 69.81, Expires 12/04/12, Broker Goldman Sachs & Co.	11,500	(12,883)
Nordex SE, Strike Price EUR 3.14, Expires 12/12/12, Broker Banc of America Securities	3,300	(180)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Novozymes A/S, B Shares, Strike Price DKK 164.41, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	18,900	$(8,017)
Nufarm Ltd., Strike Price AUD 6.10, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	28,700	(669)
Orkla ASA, Strike Price NOK 44.54, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	26,900	(5,860)
Pennon Group Plc, Strike Price GBP 7.22, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	96,900	(26,430)
Pentair Ltd., Strike Price USD 43, Expires 12/03/12, Broker Goldman Sachs & Co.	11,000	(10,279)
Renewable Energy Corp. ASA, Strike Price NOK 1.30, Expires 12/12/12, Broker Banc of America Securities	10,300	(41)
Rentech, Inc., Strike Price USD 2.63, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	155,500	(14,146)
Sao Martinho SA:
Strike Price BRL 24.49, Expires 11/07/12, Broker Banc of America Securities	41,600	(19,056)
Strike Price BRL 23.69, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	24,200	(20,421)
Strike Price BRL 24.31, Expires 12/29/12, Broker UBS Securities LLC	24,200	(15,215)
Schneider Electric SA, Strike Price EUR 51.21, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	6,300	(9,559)
Scottish & Southern Energy Plc, Strike Price GBP 14.73, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	14,400	(3,028)
Severn Trent Plc, Strike Price GBP 16.91, Expires 12/12/12, Broker UBS Securities LLC	51,000	(8,309)
Sinofert Holdings Ltd., Strike Price HKD 1.58, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	1,102,000	(9,727)
SLC Agricola SA:
Strike Price BRL 21.16, Expires 12/13/12, Broker Goldman Sachs & Co.	16,900	(2,590)
Strike Price BRL 20.71, Expires 12/19/12, Broker Credit Suisse First Boston	16,900	(3,946)
Strike Price BRL 20.59, Expires 1/03/13, Broker Banc of America Securities	33,700	(10,533)
Suez Environnement Co., Strike Price EUR 8.59, Expires 12/12/12, Broker Banc of America Securities	4,600	(1,152)
Syngenta AG, Strike Price CHF 356.33, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	3,800	(28,835)
Tetra Tech, Inc., Strike Price USD 25.81, Expires 12/17/12, Broker Goldman Sachs & Co.	39,000	(39,194)
Tianjin Capital Environmental Protection Group Co. Ltd., Series H, Strike Price HKD 1.72, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	904,000	(15,512)
Umicore SA, Strike Price EUR 40.81, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	8,900	(8,726)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	31

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
United Utilities Group Plc, Strike Price GBP 7.36, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	71,300	$(17,489)
Veolia Environnement SA, Strike Price EUR 8.74, Expires 12/05/12, Broker Banc of America Securities	56,700	(6,080)
Vestas Wind Systems A/S, Strike Price DKK 35.49, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	13,500	(4,281)
Wacker Chemie AG, Strike Price EUR 47.66, Expires 12/12/12, Broker Banc of America Securities	3,200	(1,154)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Watts Water Technologies, Inc., Class A, Strike Price USD 38.08, Expires 11/29/12, Broker Deutsche Bank Securities Corp.	13,000	$(32,388)
Wilmar International Ltd., Strike Price SGD 3.36, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	39,000	(148)

Total Over-the-Counter Call Options		(824,191)

Total Options Written (Premiums Received – $1,345,784) – (0.9)%		(1,051,046)

Total Investments Net of Options Written – 99.4%		114,158,245
Other Assets Less Liabilities – 0.6%		707,685

Net Assets – 100.0%		$114,865,930

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Security, or a portion of security, is on loan.
(c)	Non-income producing security.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,507,628	(2,288,780)	7,218,848	$159	$10,564
BlackRock Liquidity Series, LLC Money Market Series	$1,800,329	$(246,179)	$1,554,150	–	$48,644

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$821,425	–	–	$821,425
Building Products	247,771	–	–	247,771
Chemicals	14,913,702	$8,641,724	–	23,555,426
Commercial Services & Supplies	2,256,780	466,967	–	2,723,747
Construction & Engineering	2,892,901	–	–	2,892,901
Electric Utilities	2,225,396	2,209,464	–	4,434,860
Electrical Equipment	1,613,014	1,526,057	–	3,139,071
Electronic Equipment, Instruments & Components	1,979,674	–	–	1,979,674
Food Products	13,603,640	1,573,369	–	15,177,009
Independent Power Producers & Energy Traders	417,322	417,405	–	834,727
Machinery	11,070,589	1,477,863	–	12,548,452
Metals & Mining	–	1,017,484	–	1,017,484
Multi-Utilities	–	3,723,615	–	3,723,615
Oil, Gas & Consumable Fuels	1,376,691	1,065,002	–	2,441,693
Paper & Forest Products	258,934	–	–	258,934
Real Estate Investment Trusts (REITs)	3,525,918	–	–	3,525,918
Road & Rail	605,066	–	–	605,066
Semiconductors & Semiconductor Equipment	229,805	3,977	–	233,782
Water Utilities	13,756,639	12,518,099	–	26,274,738
Short-Term Securities	7,218,848	1,554,150	–	8,772,998

Total	$79,014,115	$36,195,176	–	$115,209,291

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts.	$(195,820)	$(855,226)	–	$(1,051,046)

[1]	Derivative financial instruments are options, which are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$1,649,342	–	–	$1,649,342
Foreign currency at value	47,494	–	–	47,494
Cash pledged as collateral for options written	100,000	–	–	100,000
Liabilities:
Collateral on securities loaned at value	–	$(1,554,150)	–	(1,554,150)

Total	$1,796,836	$(1,554,150)	–	$242,686

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	33

Schedule of Investments October 31, 2012	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Energy Equipment & Services – 16.1%
Basic Energy Services, Inc. (a)	1,937,200	$20,127,508
Cameron International Corp. (a)(b)	477,600	24,185,664
National Oilwell Varco, Inc. (b)	370,500	27,305,850
Schlumberger Ltd. (b)	233,100	16,207,443
Superior Energy Services, Inc. (a)(b)	205,300	4,173,749
Technip SA	161,200	18,181,799
Transocean Ltd. (b)	301,200	13,761,828

		123,943,841

Metals & Mining – 6.2%
Goldcorp, Inc.	90,000	4,070,700
Hi-Crush Partners LP (a)	839,743	17,214,732
Pan American Silver Corp. (b)	163,800	3,603,600
Prospect Global Resources, Inc. (a)(c)	2,884,615	7,947,114
Silver Wheaton Corp. (b)	375,100	15,191,550

		48,027,696

Oil, Gas & Consumable Fuels – 77.9%
Access Midstream Partners LP	268,200	9,437,957
Alpha Natural Resources, Inc. (a)(b)(d)	1,284,695	11,009,836
AltaGas Ltd. (b)	513,100	17,287,424
Anadarko Petroleum Corp. (b)	494,634	34,035,766
Bonanza Creek Energy, Inc. (a)	663,600	16,437,372
Cabot Oil & Gas Corp. (b)	376,400	17,683,272
Cheniere Energy, Inc. (a)(b)(d)	2,272,085	36,557,848
Cimarex Energy Co. (b)	148,200	8,474,076
Concho Resources, Inc. (a)(b)	66,300	5,709,756
CONSOL Energy, Inc. (b)	280,100	9,848,316
Crescent Point Energy Corp. (b)	336,400	13,978,073
Crew Energy, Inc. (a)(b)	1,695,792	13,056,962
DCP Midstream Partners LP	242,600	10,810,256
Denbury Resources, Inc. (a)(b)(d)	1,151,846	17,657,799
Energy XXI (Bermuda) Ltd. (b)	446,400	14,775,840
EQT Corp.	269,136	16,317,716
Golar LNG Ltd. (b)	340,973	13,308,176
Keyera Corp. (b)	460,467	22,351,379
Kodiak Oil & Gas Corp. (a)	827,700	7,647,948
Kosmos Energy Ltd. (a)	1,033,900	11,765,782
Magnum Hunter Resources Corp. (a)(b)	745,800	2,848,956
MarkWest Energy Partners LP (b)	372,589	20,205,501
Noble Energy, Inc. (b)	346,746	32,944,337
NuVista Energy Ltd. (a)(b)	582,800	3,046,024
Occidental Petroleum Corp. (b)	344,607	27,210,169
ONEOK Partners LP (b)	271,979	16,577,120
Pembina Pipeline Corp.	301,800	8,439,824
Pioneer Natural Resources Co. (b)	216,009	22,821,351
Plains All American Pipeline LP (b)	369,400	16,763,372
Range Resources Corp.	543,600	35,529,696
Southwestern Energy Co. (a)	297,265	10,315,096
Targa Resources Partners LP (b)	141,400	5,921,832
Trilogy Energy Corp. (b)	354,770	9,711,551
Valero Energy Corp. (b)	1,472,500	42,849,750
Whiting Petroleum Corp. (a)(b)	542,900	22,812,658
Williams Partners LP	300,784	15,935,536

		602,084,327

Total Common Stocks – 100.2%		774,055,864

Rights	Shares	Value

Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources Corp., Expires 10/14/2013(a)(d)	70,300	$2,109

Total Long-Term Investments (Cost – $ 654,673,302) – 100.2%		774,057,973

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (e)(g)	4,572,699	4,572,699

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.31% (e)(f)(g)	$13,663	13,663,321

Total Short-Term Securities (Cost – $ 18,236,020) – 2.4%		18,236,020

Total Investments Before Options Written (Cost – $ 672,909,322) – 102.6%		792,293,993

Options Written	Contracts

Exchange-Traded Call Options – (0.4)%
Alpha Natural Resources, Inc., Strike Price USD 11, Expires 11/19/12	650	(6,175)
AltaGas Ltd., Strike Price CAD 32, Expires 1/21/13	1,700	(306,383)
Anadarko Petroleum Corp.:
Strike Price USD 72.50, Expires 11/19/12	800	(44,800)
Strike Price USD 75, Expires 11/19/12	500	(13,500)
Strike Price USD 77.50, Expires 11/19/12	350	(5,075)
Cabot Oil & Gas Corp., Strike Price USD 46, Expires 11/29/12	100	(23,712)
Cameron International Corp.:
Strike Price USD 50, Expires 11/19/12	500	(92,500)
Strike Price USD 55, Expires 11/19/12	650	(13,000)
Strike Price USD 60, Expires 11/19/12	425	(2,125)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 11/19/12	465	(3,488)
Strike Price USD 17, Expires 12/24/12	1,500	(101,250)
Strike Price USD 19, Expires 12/24/12	1,100	(27,500)
Cimarex Energy Co., Strike Price USD 65, Expires 11/02/12	115	–
Concho Resources, Inc.:
Strike Price USD 100, Expires 11/19/12	135	(5,400)
Strike Price USD 105, Expires 11/19/12	100	(2,500)
CONSOL Energy, Inc., Strike Price USD 34.50, Expires 11/02/12	720	(60,365)
Crescent Point Energy Corp., Strike Price CAD 42, Expires 11/19/12	1,200	(51,064)

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Crew Energy, Inc.:
Strike Price CAD 8, Expires 11/19/12	2,000	$(45,056)
Strike Price CAD 9, Expires 12/24/12	650	(13,016)
Denbury Resources, Inc., Strike Price USD 18, Expires 11/19/12	1,000	(10,000)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 38, Expires 11/19/12	320	(4,800)
Strike Price USD 39, Expires 11/19/12	320	(4,800)
Golar LNG Ltd., Strike Price USD 40, Expires 12/24/12	570	(76,950)
Keyera Corp., Strike Price CAD 48, Expires 11/19/12	820	(67,735)
Magnum Hunter Resources Corp., Strike Price USD 5, Expires 11/19/12	1,250	(6,250)
MarkWest Energy Partners LP, Strike Price USD 55, Expires 11/19/12	720	(19,800)
National Oilwell Varco, Inc.:
Strike Price USD 80, Expires 11/19/12	610	(12,810)
Strike Price USD 85, Expires 11/19/12	100	(400)
Noble Energy, Inc.:
Strike Price USD 92.50, Expires 11/19/12	1,150	(408,250)
Strike Price USD 97.50, Expires 11/19/12	100	(10,250)
NuVista Energy Ltd., Strike Price CAD 5, Expires 11/19/12	750	(31,915)
Occidental Petroleum Corp.:
Strike Price USD 90, Expires 11/19/12	625	(2,813)
Strike Price USD 92.50, Expires 11/19/12	625	(2,500)
ONEOK Partners LP, Strike Price USD 60, Expires 1/21/13	1,000	(185,000)
Pan American Silver Corp.:
Strike Price USD 18, Expires 11/12/12	100	(39,669)
Strike Price USD 24, Expires 11/19/12	440	(7,700)
Pioneer Natural Resources Co.:
Strike Price USD 110, Expires 11/02/12	100	(135)
Strike Price USD 104, Expires 11/09/12	435	(151,853)
Plains All American Pipeline LP:
Strike Price USD 41.25, Expires 11/19/12	50	(19,750)
Strike Price USD 43.75, Expires 11/19/12	377	(65,033)
Strike Price USD 45, Expires 11/19/12	575	(41,688)
Schlumberger Ltd.:
Strike Price USD 75, Expires 11/19/12	500	(6,000)
Strike Price USD 77.50, Expires 11/19/12	220	(660)
Strike Price USD 80, Expires 11/19/12	100	(150)
Silver Wheaton Corp., Strike Price USD 34.25, Expires 11/14/12	900	(563,513)
Superior Energy Services, Inc., Strike Price USD 25, Expires 11/19/12	680	(6,800)
Targa Resources Partners LP, Strike Price USD 41, Expires 12/24/12	1	(175)
Transocean Ltd.:
Strike Price USD 52.50, Expires 11/19/12	1,000	(4,500)
Strike Price USD 55, Expires 11/19/12	100	(150)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Trilogy Energy Corp.:
Strike Price CAD 26, Expires 11/19/12	590	$(95,995)
Strike Price CAD 27, Expires 11/19/12	590	(54,643)
Valero Energy Corp.:
Strike Price USD 31, Expires 11/02/12	350	(83)
Strike Price USD 32.50, Expires 11/02/12	300	–
Strike Price USD 33, Expires 11/19/12	1,800	(11,700)
Whiting Petroleum Corp., Strike Price USD 49, Expires 11/02/12	250	–

Total Exchange-Traded Call Options		(2,731,379)

Over-the-Counter Call Options – (0.4)%
Access Midstream Partners LP:
Strike Price USD 30.28, Expires 11/12/12, Broker Citigroup Global Markets, Inc.	50,000	(242,712)
Strike Price USD 32.89, Expires 11/27/12, Broker Banc of America Securities	38,500	(87,685)
Basic Energy Services, Inc.:
Strike Price USD 12.42, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	200,000	(235)
Strike Price USD 12.42, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	200,000	(12,460)
Strike Price USD 12.42, Expires 12/04/12, Broker Morgan Stanley & Co., Inc.	200,000	(13,822)
Bonanza Creek Energy, Inc.:
Strike Price USD 21.19, Expires 11/02/12, Broker Goldman Sachs & Co.	150,000	(537,031)
Strike Price USD 22.63, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	40,000	(86,615)
Strike Price USD 20.10, Expires 11/26/12, Broker Goldman Sachs & Co.	50,000	(235,070)
Strike Price USD 23.70, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	40,000	(67,181)
Cabot Oil & Gas Corp.:
Strike Price USD 43.41, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	50,000	(178,520)
Strike Price USD 44.68, Expires 11/02/12, Broker Banc of America Securities	60,000	(138,681)
Cheniere Energy, Inc.:
Strike Price USD 15.71, Expires 11/01/12, Broker Goldman Sachs & Co.	150,000	(58,673)
Strike Price USD 17.25, Expires 11/01/12, Broker Citigroup Global Markets, Inc.	225,000	–
Strike Price USD 16.15, Expires 11/09/12, Broker Goldman Sachs & Co.	150,000	(46,413)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	35

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Cimarex Energy Co.:
Strike Price USD 64.47, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	25,000	–
Strike Price USD 64.06, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	17,500	$(9,404)
CONSOL Energy, Inc., Strike Price USD 32.25, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	30,000	(87,261)
DCP Midstream Partners LP, Strike Price USD 43.50, Expires 11/02/12, Broker Deutsche Bank Securities Corp.	50,000	(52,770)
Denbury Resources, Inc.:
Strike Price USD 17.15, Expires 11/02/12, Broker UBS Securities LLC	200,000	(2)
Strike Price USD 17.50, Expires 11/09/12, Broker UBS Securities LLC	80,000	(103)
Energy XXI (Bermuda) Ltd., Strike Price USD 35.54, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	92,500	(11,437)
EQT Corp.:
Strike Price USD 59.22, Expires 11/01/12, Broker Goldman Sachs & Co.	50,000	(70,903)
Strike Price USD 60.24, Expires 11/09/12, Broker Goldman Sachs & Co.	48,500	(58,115)
Golar LNG Ltd., Strike Price USD 42.32, Expires 11/02/12, Broker Banc of America Securities	60,000	–
Goldcorp, Inc., Strike Price USD 43.96, Expires 12/04/12, Broker Deutsche Bank Securities Corp.	32,000	(77,809)
Keyera Corp.:
Strike Price CAD 46.50, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	35,000	(69,088)
Strike Price CAD 47, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	35,000	(52,113)
Kodiak Oil & Gas Corp.:
Strike Price USD 10.21, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	140,000	(43)
Strike Price USD 9.65, Expires 12/03/12, Broker Deutsche Bank Securities Corp.	150,000	(50,803)
Kosmos Energy Ltd.:
Strike Price USD 10.57, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	60,000	(48,373)
Strike Price USD 9.86, Expires 11/02/12, Broker Goldman Sachs & Co.	60,000	(91,206)
Strike Price USD 12.18, Expires 11/15/12, Broker UBS Securities LLC	60,000	(7,380)
Strike Price USD 12.18, Expires 11/28/12, Broker UBS Securities LLC	60,000	(14,425)
Strike Price USD 10.03, Expires 11/30/12, Broker Goldman Sachs & Co.	60,000	(87,527)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
MarkWest Energy Partners LP, Strike Price USD 54.35, Expires 11/28/12, Broker Banc of America Securities	41,500	$(30,098)
National Oilwell Varco, Inc., Strike Price USD 84.99, Expires 11/08/12, Broker UBS Securities LLC	51,000	(9)
NuVista Energy Ltd., Strike Price CAD 4.89, Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	75,000	(32,144)
ONEOK Partners LP, Strike Price USD 59.75, Expires 11/15/12, Broker Citigroup Global Markets, Inc.	10,000	(13,535)
Pembina Pipeline Corp., Strike Price CAD 27.93, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	48,000	(9,796)
Pioneer Natural Resources Co., Strike Price USD 107.11, Expires 11/30/12, Broker Deutsche Bank Securities Corp.	25,000	(102,227)
Range Resources Corp.:
Strike Price USD 68.25, Expires 11/02/12, Broker Deutsche Bank Securities Corp.	95,000	(1,725)
Strike Price USD 68.25, Expires 11/13/12, Broker Deutsche Bank Securities Corp.	95,000	(50,146)
Silver Wheaton Corp., Strike Price USD 33.46, Expires 11/02/12, Broker Goldman Sachs & Co.	22,500	(158,357)
Southwestern Energy Co.:
Strike Price USD 33.62, Expires 11/05/12, Broker Morgan Stanley & Co., Inc.	40,000	(50,151)
Strike Price USD 34.20, Expires 11/05/12, Broker Citigroup Global Markets, Inc.	63,500	(53,589)
Targa Resources Partners LP, Strike Price USD 43.13, Expires 1/08/13, Broker Morgan Stanley & Co., Inc.	50,000	(23,825)
Technip SA:
Strike Price EUR 89.42, Expires 11/06/12, Broker UBS Securities LLC	28,400	(24,484)
Strike Price EUR 90.90, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	24,800	(9,970)
Valero Energy Corp., Strike Price USD 29.84, Expires 11/05/12, Broker UBS Securities LLC	238,000	(50,909)
Whiting Petroleum Corp.:
Strike Price USD 45.66, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	42,000	(18)
Strike Price USD 45.66, Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	42,000	(9,423)
Strike Price USD 50, Expires 12/07/12, Broker Goldman Sachs & Co.	80,000	(16,464)
Williams Partners LP, Strike Price USD 53.46, Expires 12/06/12, Broker Credit Suisse First Boston	25,000	(17,094)

Total Over-the-Counter Call Options		(3,147,824)

Total Options Written (Premiums Received – $10,334,101) – (0.8)%		(5,879,203)

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Value

Total Investments Net of Options Written – 101.8%	$786,414,790
Liabilities in Excess of Other Assets – (1.8)%	(13,958,032)

Net Assets – 100.0%	$772,456,758

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Investments in issuers (whereby the Trust held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Shares Purchased	Shares Sold	Shares Held at October 31, 2012	Value at October 31, 2012	Realized Gain	Income
Prospect Global Resources, Inc.	–	2,884,615	–	2,884,615	$7,947,114	–	–

(d)	Security, or a portion of security, is on loan.
(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,873,138	(10,300,439)	4,572,699	$412	$32,874
BlackRock Liquidity Series, LLC Money Market Series	$60,660,178	$(46,996,857)	$13,663,321	–	$67,477

—	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—	Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	37

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$105,762,042	$18,181,799	–	$123,943,841
Metals & Mining	48,027,696	–	–	48,027,696
Oil, Gas & Consumable Fuels	602,084,327	–	–	602,084,327
Rights	–	2,109	–	2,109
Short-Term Securities	4,572,699	13,663,321	–	18,236,020

Total	$760,446,764	$31,847,229	–	$792,293,993

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,892,047)	$(3,987,156)	–	$(5,879,203)

[1]	Derivative financial instruments are options, which are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,400	–	–	$2,400
Liabilities:
Collateral on securities loaned at value	–	$(13,663,321)	–	(13,663,321)

Total	$2,400	$(13,663,321)	–	$(13,660,921)

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 4.6%
Honeywell International, Inc. (a)	176,500	$10,808,860
Northrop Grumman Corp. (a)	134,900	9,266,281
Raytheon Co. (a)	151,600	8,574,496

		28,649,637

Automobiles – 0.7%
Ford Motor Co. (a)	396,200	4,421,592

Beverages – 1.2%
PepsiCo, Inc.	109,300	7,567,932

Capital Markets – 1.9%
Invesco Ltd.	480,300	11,680,896

Chemicals – 1.8%
E.I. du Pont de Nemours & Co.	245,900	10,947,468

Commercial Banks – 4.0%
U.S. Bancorp	190,700	6,333,147
Wells Fargo & Co. (a)	554,800	18,691,212

		25,024,359

Communications Equipment – 1.8%
Cisco Systems, Inc. (a)	665,400	11,404,956

Diversified Financial Services – 4.6%
Citigroup, Inc. (a)	204,730	7,654,855
JPMorgan Chase & Co. (a)	504,400	21,023,392

		28,678,247

Diversified Telecommunication Services – 7.6%
AT&T Inc.	365,100	12,628,809
CenturyLink, Inc.	445,800	17,109,804
Verizon Communications, Inc. (a)	399,800	17,847,072

		47,585,685

Electric Utilities – 3.0%
NextEra Energy, Inc.	120,800	8,463,248
The Southern Co. (a)	221,900	10,393,796

		18,857,044

Electrical Equipment – 1.8%
Emerson Electric Co.	235,100	11,385,893

Electronic Equipment, Instruments & Components – 0.4%
Corning, Inc. (a)	232,800	2,735,400

Energy Equipment & Services – 3.7%
Ensco Plc, Class A (a)	154,500	8,933,190
Halliburton Co.	133,500	4,310,715
Noble Corp. (a)	256,300	9,672,762

		22,916,667

Food Products – 3.6%
Archer-Daniels-Midland Co. (a)	240,700	6,460,388
Unilever NV (a)	426,000	15,629,940

		22,090,328

Health Care Equipment & Supplies – 1.8%
Medtronic, Inc. (a)	266,400	11,076,912

Household Products – 3.4%
Kimberly-Clark Corp.	176,600	14,737,270
The Procter & Gamble Co. (a)	93,900	6,501,636

		21,238,906

Industrial Conglomerates – 2.9%
General Electric Co. (a)	843,500	17,764,110

Common Stocks	Shares	Value

Insurance – 10.7%
ACE Ltd. (a)	179,400	$14,109,808
Aflac, Inc. (a)	136,500	6,794,970
Hartford Financial Services Group, Inc.	683,000	14,827,930
MetLife, Inc. (a)	307,800	10,923,822
Prudential Financial, Inc. (a)	124,200	7,085,610
The Travelers Cos., Inc. (a)	183,900	13,045,866

		66,788,006

IT Services – 1.5%
The Western Union Co. (a)	715,730	9,089,771

Media – 5.3%
Comcast Corp., Special Class A (a)	205,500	7,488,420
Time Warner, Inc. (a)	285,700	12,413,665
Viacom, Inc., Class B	148,700	7,623,849
The Walt Disney Co. (a)	113,600	5,574,352

		33,100,286

Metals & Mining – 2.5%
Freeport-McMoRan Copper & Gold, Inc. (a)	75,200	2,923,776
Nucor Corp. (a)	306,200	12,287,806

		15,211,582

Multiline Retail – 0.5%
J.C. Penney Co., Inc. (a)	130,300	3,128,503

Multi-Utilities – 2.1%
Dominion Resources, Inc.	189,400	9,996,532
Public Service Enterprise Group, Inc.	88,000	2,819,520

		12,816,052

Oil, Gas & Consumable Fuels – 7.3%
Chevron Corp. (a)	165,400	18,228,734
Exxon Mobil Corp.	178,500	16,273,845
Marathon Oil Corp. (a)	193,200	5,807,592
Marathon Petroleum Corp. (a)	93,500	5,135,955

		45,446,126

Pharmaceuticals – 10.2%
Eli Lilly & Co. (a)	138,300	6,725,529
Johnson & Johnson (a)	187,300	13,264,586
Merck & Co., Inc. (a)	468,800	21,391,344
Pfizer, Inc. (a)	881,600	21,925,392

		63,306,851

Semiconductors & Semiconductor Equipment – 5.6%
Analog Devices, Inc. (a)	143,500	5,612,285
Intel Corp. (a)	592,800	12,819,300
LSI Corp. (b)	930,500	6,373,925
Maxim Integrated Products, Inc. (a)	364,000	10,019,100

		34,824,610

Software – 1.8%
Microsoft Corp. (a)	393,500	11,228,524

Specialty Retail – 1.0%
Limited Brands, Inc.	134,600	6,445,994

Total Long-Term Investments (Cost – $583,950,553) – 97.3%		605,412,337

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	39

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	23,189,440	$23,189,440

Total Short-Term Securities (Cost – $23,189,440) – 3.7%		23,189,440

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Marvell Technology Group Ltd., Strike Price USD 10, Expires 11/19/12	810	2,025
Microsoft Corp., Strike Price USD 31, Expires 11/19/12	970	2,425

Total Options Purchased (Cost – $7,982) – 0.0%		4,450

Total Investments Before Options Written (Cost – $607,147,975) – 101.0%		628,606,227

Options Written

Exchange-Traded Call Options – (0.5)%
ACE Ltd., Strike Price USD 75, Expires 11/19/12	500	(189,998)
Aflac, Inc.:
Strike Price USD 47, Expires 11/19/12	355	(103,305)
Strike Price USD 49, Expires 11/19/12	395	(50,955)
Analog Devices, Inc.:
Strike Price USD 40, Expires 11/05/12	262	(1,523)
Strike Price USD 41, Expires 11/19/12	530	(3,975)
Archer-Daniels-Midland Co.:
Strike Price USD 28, Expires 11/19/12	242	(2,904)
Strike Price USD 29, Expires 11/19/12	438	(1,533)
Chevron Corp., Strike Price USD 120, Expires 11/19/12	910	(1,820)
Cisco Systems, Inc., Strike Price USD 20, Expires 11/19/12	3,660	(12,810)
Citigroup, Inc.:
Strike Price USD 35, Expires 11/19/12	345	(92,288)
Strike Price USD 36, Expires 11/19/12	800	(150,800)
Comcast Corp., Special Class A, Strike Price USD 36, Expires 12/14/12	560	(62,098)
Corning, Inc., Strike Price USD 14, Expires 11/19/12	630	(630)
Eli Lilly & Co., Strike Price USD 48, Expires 11/19/12	770	(97,020)
Ensco Plc, Class A:
Strike Price USD 60, Expires 1/21/13	270	(18,900)
Strike Price USD 60, Expires 1/21/13	270	(54,675)
Ford Motor Co., Strike Price USD 10.85, Expires 11/09/12	2,180	(87,196)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 41, Expires 11/19/12	415	(13,903)
General Electric Co.:
Strike Price USD 21, Expires 11/19/12	1,000	(40,000)
Strike Price USD 22, Expires 11/19/12	500	(3,750)
Strike Price USD 23, Expires 11/19/12	2,100	(3,150)
Honeywell International, Inc., Strike Price USD 61, Expires 11/01/12	1,325	(51,842)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Intel Corp.:
Strike Price USD 23.10, Expires 11/17/12	1,200	$(2,715)
Strike Price USD 28, Expires 11/19/12	438	(438)
J.C. Penney Co., Inc., Strike Price USD 27, Expires 11/19/12	715	(42,543)
Johnson & Johnson:
Strike Price USD 70, Expires 11/19/12	950	(120,650)
Strike Price USD 72.15, Expires 12/04/12	455	(18,708)
JPMorgan Chase & Co.:
Strike Price USD 38, Expires 11/19/12	775	(292,563)
Strike Price USD 42, Expires 11/27/12	500	(42,900)
Marathon Oil Corp., Strike Price USD 31, Expires 11/19/12	520	(19,240)
Marathon Petroleum Corp., Strike Price USD 55, Expires 11/19/12	516	(81,270)
Marvell Technology Group Ltd., Strike Price USD 11, Expires 11/19/12	810	(1,620)
Maxim Integrated Products, Inc.:
Strike Price USD 28, Expires 11/19/12	1,000	(35,000)
Strike Price USD 29, Expires 11/19/12	1,000	(10,000)
Medtronic, Inc.:
Strike Price USD 42, Expires 11/19/12	760	(38,380)
Strike Price USD 44.25, Expires 11/27/12	705	(10,819)
Merck & Co., Inc.:
Strike Price USD 45.50, Expires 11/17/12	760	(50,355)
Strike Price USD 47, Expires 11/19/12	750	(13,500)
MetLife, Inc.:
Strike Price USD 37, Expires 11/19/12	500	(13,000)
Strike Price USD 37, Expires 12/24/12	250	(16,750)
Strike Price USD 38, Expires 12/24/12	28	(1,176)
Microsoft Corp.:
Strike Price USD 31.50, Expires 11/17/12	970	(1,703)
Strike Price USD 29, Expires 11/19/12	590	(15,635)
Strike Price USD 29, Expires 12/24/12	590	(34,810)
Strike Price USD 30, Expires 12/24/12	200	(5,900)
Noble Corp., Strike Price USD 38, Expires 12/03/12	720	(85,448)
Northrop Grumman Corp., Strike Price USD 70, Expires 11/19/12	500	(27,500)
Nucor Corp., Strike Price USD 40, Expires 11/19/12	1,070	(94,160)
Pfizer, Inc.:
Strike Price USD 24.55, Expires 11/02/12	970	(33,436)
Strike Price USD 25, Expires 11/19/12	4,761	(159,494)
The Procter & Gamble Co., Strike Price USD 70, Expires 11/19/12	516	(22,962)
Prudential Financial, Inc., Strike Price USD 57.50, Expires 11/19/12	680	(95,880)
Raytheon Co., Strike Price USD 57.50, Expires 11/19/12	1,140	(40,470)
The Southern Co., Strike Price USD 47, Expires 12/24/12	1,664	(85,696)
Time Warner, Inc., Strike Price USD 46, Expires 11/19/12	250	(2,250)
The Travelers Cos., Inc.:
Strike Price USD 67.50, Expires 11/19/12	3	(1,110)
Strike Price USD 70, Expires 11/19/12	367	(61,473)

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Unilever NV, Strike Price USD 35, Expires 11/19/12	550	$(108,625)
Verizon Communications, Inc.:
Strike Price USD 44.55, Expires 11/02/12	1,650	(40,506)
Strike Price USD 47.25, Expires 12/06/12	550	(4,553)
The Walt Disney Co., Strike Price USD 51.50, Expires 12/17/12	625	(22,247)
Wells Fargo & Co.:
Strike Price USD 34.75, Expires 11/05/12	935	(2,953)
Strike Price USD 35.50, Expires 11/17/12	435	(2,703)
Strike Price USD 36, Expires 11/19/12	1,500	(5,250)
The Western Union Co.:
Strike Price USD 18, Expires 11/19/12	3,500	(17,500)
Strike Price USD 19, Expires 11/19/12	435	(2,175)

Total Exchange-Traded Call Options		(2,831,141)

Over-the-Counter Call Options – (0.4)%
ACE Ltd., Strike Price USD 75.15, Expires 11/02/12, Broker Banc of America Securities	48,500	(169,171)
Archer-Daniels-Midland Co., Strike Price USD 27.55, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	66,000	(19,211)
AT&T Inc.:
Strike Price USD 36.97, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	138,000	(3,828)
Strike Price USD 38.86, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	136,000	(205)
CenturyLink, Inc.:
Strike Price USD 43.13, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	97,000	(1)
Strike Price USD 40.58, Expires 12/03/12, Broker Citigroup Global Markets, Inc.	69,200	(6,074)
Strike Price USD 39.39, Expires 12/10/12, Broker Citigroup Global Markets, Inc.	99,000	(46,212)
Strike Price USD 40.58, Expires 12/17/12, Broker Citigroup Global Markets, Inc.	69,200	(10,402)
Comcast Corp., Special Class A, Strike Price USD 35.29, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	57,000	(78,497)
Corning, Inc., Strike Price USD 12.14, Expires 11/05/12, Broker Credit Suisse First Boston	65,000	(1,391)
Dominion Resources, Inc.:
Strike Price USD 54.20, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	52,000	(937)
Strike Price USD 51.92, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	52,700	(70,777)
E.I. du Pont de Nemours & Co.:
Strike Price USD 52, Expires 11/01/12, Broker Banc of America Securities	70,000	(1)
Strike Price USD 51, Expires 12/17/12, Broker Morgan Stanley & Co., Inc.	67,000	(3,749)
Emerson Electric Co., Strike Price USD 50.64, Expires 11/01/12, Broker Banc of America Securities	82,500	(1)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Exxon Mobil Corp.:
Strike Price USD 88.35, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	66,000	$(192,363)
Strike Price USD 93.15, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	32,000	(19,907)
General Electric Co.:
Strike Price USD 22.43, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	53,000	(2,762)
Strike Price USD 22.43, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	53,000	(4,616)
Halliburton Co.:
Strike Price USD 35.93, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	28,000	–
Strike Price USD 35.30, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	45,500	(13,206)
Hartford Financial Services Group, Inc.:
Strike Price USD 19.79, Expires 11/14/12, Broker UBS Securities LLC	188,000	(371,344)
Strike Price USD 19.79, Expires 12/07/12, Broker UBS Securities LLC	188,000	(416,604)
Intel Corp., Strike Price USD 21.59, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	43,300	(20,495)
Invesco Ltd., Strike Price USD 25.46, Expires 11/27/12, Broker Credit Suisse First Boston	168,000	(22,687)
JPMorgan Chase & Co., Strike Price USD 41, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	49,000	(80,026)
Kimberly-Clark Corp.:
Strike Price USD 86.58, Expires 11/14/12, Broker Citigroup Global Markets, Inc.	69,500	(4,925)
Strike Price USD 82.96, Expires 11/27/12, Broker UBS Securities LLC	14,000	(18,285)
Strike Price USD 82.96, Expires 12/14/12, Broker UBS Securities LLC	14,000	(21,802)
Limited Brands, Inc.:
Strike Price USD 49.75, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	25,000	(523)
Strike Price USD 51.15, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	51,000	(23,372)
Strike Price USD 50.94, Expires 12/12/12, Broker UBS Securities LLC	25,000	(19,992)
LSI Corp.:
Strike Price USD 8.08, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	140,000	(6,054)
Strike Price USD 6.57, Expires 12/07/12, Broker Goldman Sachs & Co.	223,800	(96,669)
Strike Price USD 7.15, Expires 12/18/12, Broker Goldman Sachs & Co.	148,000	(33,377)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	41

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Marathon Oil Corp., Strike Price USD 28.08, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	54,500	$(108,990)
Merck & Co., Inc.:
Strike Price USD 44, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	54,000	(89,853)
Strike Price USD 44.33, Expires 12/03/12, Broker UBS Securities LLC	53,500	(88,344)
MetLife, Inc., Strike Price USD 36.11, Expires 11/14/12, Broker Banc of America Securities	62,000	(37,262)
NextEra Energy, Inc., Strike Price USD 69.81, Expires 12/04/12, Broker Goldman Sachs & Co.	42,500	(47,612)
Noble Corp., Strike Price USD 40.07, Expires 12/03/12, Broker Morgan Stanley & Co., Inc.	69,000	(29,576)
Northrop Grumman Corp., Strike Price USD 67.92, Expires 11/27/12, Broker Citigroup Global Markets, Inc.	51,000	(83,914)
PepsiCo, Inc.:
Strike Price USD 73.37, Expires 11/01/12, Broker Deutsche Bank Securities Corp.	37,000	–
Strike Price USD 73.96, Expires 11/06/12, Broker Credit Suisse First Boston	24,000	(1)
Public Service Enterprise Group, Inc., Strike Price USD 31.80, Expires 12/11/12, Broker Morgan Stanley & Co., Inc.	48,000	(30,276)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Time Warner, Inc.:
Strike Price USD 41.86, Expires 11/07/12, Broker Citigroup Global Markets, Inc.	46,000	$(76,736)
Strike Price USD 46.19, Expires 12/03/12, Broker Banc of America Securities	87,000	(13,511)
The Travelers Cos., Inc., Strike Price USD 69.20, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	64,000	(125,710)
U.S. Bancorp, Strike Price USD 33.75, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	105,000	(2,745)
Unilever NV, Strike Price USD 36.30, Expires 11/12/12, Broker Citigroup Global Markets, Inc.	94,000	(65,772)
Viacom, Inc., Class B, Strike Price USD 51.78, Expires 11/01/12, Broker Deutsche Bank Securities Corp.	82,000	(5,239)
Wells Fargo & Co., Strike Price USD 34.57, Expires 12/04/12, Broker UBS Securities LLC	18,500	(8,927)

Total Over-the-Counter Call Options		(2,593,934)

Total Options Written (Premiums Received – $7,667,197) – (0.9)%		(5,425,075)

Total Investments Net of Options Written – 100.1%		623,181,152
Liabilities in Excess of Other Assets – (0.1)%		(524,007)

Net Assets – 100.0%		$622,657,145

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,617,964	20,571,476	23,189,440	$1,143	$23,309

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$605,412,337	–	–	$605,412,337
Short-Term Securities	23,189,440	–	–	23,189,440

Total	$628,601,777	–	–	$628,601,777

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$4,450	–	–	$4,450
Liabilities:
Equity contracts	(2,309,435)	$(3,115,640)	–	(5,425,075)

Total	$(2,304,985)	$(3,115,640)	–	$(5,420,625)

[2]	Derivative financial instruments are options, which are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$5,940	–	–	$5,940
Liabilities:
Cash received as collateral for options written	–	$(510,420)	–	(510,420)

Total	$5,940	$(510,420)	–	$(504,480)

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	43

Schedule of Investments October 31, 2012	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 4.8%
General Dynamics Corp. (a)	150,500	$10,246,040
Honeywell International, Inc. (a)	179,500	10,992,580
Northrop Grumman Corp. (a)	172,100	11,821,549
Raytheon Co. (a)	312,500	17,675,000
Rockwell Collins, Inc. (a)	53,400	2,861,172
United Technologies Corp. (a)	237,200	18,539,552

		72,135,893

Air Freight & Logistics – 0.7%
United Parcel Service, Inc., Class B (a)	135,100	9,896,075

Auto Components – 0.2%
Johnson Controls, Inc. (a)	132,700	3,417,025

Beverages – 2.2%
The Coca-Cola Co. (a)	447,200	16,626,896
Diageo Plc – ADR (a)	142,000	16,222,080

		32,848,976

Building Products – 0.4%
AO Smith Corp.	52,550	3,193,464
Masco Corp. (a)	225,400	3,401,286

		6,594,750

Chemicals – 2.1%
The Dow Chemical Co.	23,000	673,900
E.I. du Pont de Nemours & Co.	397,400	17,692,248
Olin Corp.	230,200	4,774,348
Praxair, Inc. (a)	77,100	8,188,791

		31,329,287

Commercial Banks – 7.1%
Bank of Nova Scotia (a)	238,800	12,971,114
Cullen/Frost Bankers, Inc.	92,000	5,087,600
M&T Bank Corp. (a)	30,500	3,175,050
National Bank of Canada (a)	196,000	15,146,213
The Toronto-Dominion Bank	163,700	13,315,358
U.S. Bancorp	600,600	19,945,926
Wells Fargo & Co. (a)	1,083,600	36,506,484

		106,147,745

Consumer Finance – 1.0%
American Express Co.	262,200	14,675,334

Containers & Packaging – 0.2%
Sonoco Products Co. (a)	99,500	3,097,435

Distributors – 0.2%
Fastenal Co. (a)	34,500	1,542,150
Genuine Parts Co. (a)	32,300	2,021,334

		3,563,484

Diversified Financial Services – 2.4%
JPMorgan Chase & Co. (a)	854,900	35,632,232

Diversified Telecommunication Services – 4.8%
AT&T Inc. (a)	666,000	23,036,940
BCE, Inc.	101,100	4,414,026
CenturyLink, Inc.	543,300	20,851,854
Verizon Communications, Inc. (a)	503,700	22,485,168

		70,787,988

Common Stocks	Shares	Value

Electric Utilities – 5.1%
American Electric Power Co., Inc. (a)	146,500	$6,510,460
Duke Energy Corp. (a)	77,466	5,088,742
Edison International (a)	126,000	5,914,440
FirstEnergy Corp. (a)	156,390	7,150,151
ITC Holdings Corp. (a)	40,800	3,248,496
NextEra Energy, Inc.	180,200	12,624,812
Northeast Utilities	467,544	18,374,479
Otter Tail Corp.	55,761	1,345,513
PPL Corp.	100,000	2,958,000
The Southern Co. (a)	277,800	13,012,152

		76,227,245

Electrical Equipment – 1.0%
Brady Corp., Class A	109,300	3,362,068
Rockwell Automation, Inc. (a)	58,900	4,185,434
Roper Industries, Inc. (a)	67,400	7,358,058

		14,905,560

Energy Equipment & Services – 0.5%
Helmerich & Payne, Inc. (a)	63,200	3,020,960
Schlumberger Ltd. (a)	56,400	3,921,492

		6,942,452

Food & Staples Retailing – 0.6%
Wal-Mart Stores, Inc. (a)	108,400	8,132,168

Food Products – 4.0%
Beam, Inc. (a)	28,400	1,577,904
General Mills, Inc.	256,800	10,292,544
HJ Heinz Co.	161,700	9,299,361
Kraft Foods Group, Inc. (b)	134,995	6,139,573
Lancaster Colony Corp.	45,800	3,333,324
Mead Johnson Nutrition Co.	52,365	3,228,826
Mondelez International, Inc., Class A (a)	404,985	10,748,302
Unilever NV (a)	393,100	14,422,839

		59,042,673

Gas Utilities – 0.6%
New Jersey Resources Corp.	121,200	5,388,552
Northwest Natural Gas Co.	79,700	3,708,441

		9,096,993

Health Care Providers & Services – 0.3%
Quest Diagnostics, Inc. (a)	89,200	5,148,624

Hotels, Restaurants & Leisure – 1.3%
McDonald’s Corp. (a)	225,800	19,599,440

Household Durables – 0.5%
Stanley Black & Decker, Inc. (a)	105,500	7,311,150

Household Products – 1.8%
Kimberly-Clark Corp.	124,150	10,360,318
The Procter & Gamble Co. (a)	229,100	15,862,884

		26,223,202

Industrial Conglomerates – 2.4%
3M Co. (a)	119,500	10,468,200
General Electric Co. (a)	1,062,800	22,382,568
Raven Industries, Inc.	79,656	2,173,812

		35,024,580

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance – 4.1%
ACE Ltd. (a)	120,500	$9,477,325
The Chubb Corp.	188,500	14,510,730
Erie Indemnity Co., Class A	24,200	1,505,724
Old Republic International Corp.	226,400	2,236,832
Prudential Financial, Inc. (a)	244,100	13,925,905
The Travelers Cos., Inc. (a)	272,600	19,338,244

		60,994,760

IT Services – 1.9%
Automatic Data Processing, Inc.	60,660	3,505,541
International Business Machines Corp. (a)	127,400	24,783,122

		28,288,663

Leisure Equipment & Products – 1.2%
Mattel, Inc. (a)	208,100	7,653,918
Polaris Industries, Inc. (a)	121,000	10,224,500

		17,878,418

Machinery – 2.9%
Caterpillar, Inc. (a)	110,500	9,371,505
Deere & Co. (a)	272,600	23,290,944
Dover Corp.	54,400	3,167,168
Graco, Inc. (a)	39,600	1,903,176
Pentair Ltd. (a)	145,300	6,137,472

		43,870,265

Media – 2.5%
Comcast Corp., Special Class A (a)	520,300	18,959,732
Time Warner Cable, Inc. (a)	132,666	13,148,527
The Walt Disney Co. (a)	118,100	5,795,167

		37,903,426

Metals & Mining – 2.2%
BHP Billiton Ltd. - ADR (a)	305,500	21,611,070
Rio Tinto Plc - ADR	145,700	7,282,086
Southern Copper Corp. (a)	119,577	4,555,884

		33,449,040

Multiline Retail – 0.2%
Family Dollar Stores, Inc.	51,200	3,377,152

Multi-Utilities – 2.8%
Consolidated Edison, Inc.	57,900	3,496,002
Dominion Resources, Inc. (a)	240,100	12,672,478
Integrys Energy Group, Inc.	76,800	4,150,272
Public Service Enterprise Group, Inc.	281,400	9,016,056
Sempra Energy (a)	86,400	6,026,400
Wisconsin Energy Corp.	145,700	5,605,079

		40,966,287

Oil, Gas & Consumable Fuels – 10.4%
Chevron Corp.	373,450	41,157,926
ConocoPhillips (a)	114,460	6,621,511
Enbridge, Inc. (a)	451,000	17,945,171
EQT Corp.	132,500	8,033,475
Exxon Mobil Corp.	325,800	29,703,186
Kinder Morgan, Inc. (a)	67,800	2,353,338
Marathon Oil Corp. (a)	235,100	7,067,106
Marathon Petroleum Corp. (a)	120,300	6,608,079
Occidental Petroleum Corp. (a)	47,000	3,711,120
Phillips 66 (a)	70,350	3,317,706
Royal Dutch Shell Plc, Class A - ADR	47,900	3,280,192
Spectra Energy Corp. (a)	218,900	6,319,643
Total SA - ADR (a)	372,400	18,768,960

		154,887,413

Common Stocks	Shares	Value

Paper & Forest Products – 0.5%
MeadWestvaco Corp.	260,900	$7,746,121

Pharmaceuticals – 6.3%
Abbott Laboratories (a)	136,100	8,917,272
Bristol-Myers Squibb Co. (a)	367,700	12,226,025
Johnson & Johnson (a)	280,800	19,886,256
Merck & Co., Inc. (a)	502,500	22,929,075
Pfizer, Inc. (a)	1,219,900	30,338,913

		94,297,541

Real Estate Investment Trusts (REITs) – 2.0%
Federal Realty Investment Trust	36,600	3,946,578
Home Properties, Inc.	86,300	5,246,177
Liberty Property Trust	60,800	2,135,296
Realty Income Corp.	69,418	2,726,045
Sovran Self Storage, Inc. (c)	37,680	2,177,904
Tanger Factory Outlet Centers (c)	66,000	2,077,020
UDR, Inc. (c)	141,600	3,436,632
Weingarten Realty Investors (c)	94,600	2,554,200
Weyerhaeuser Co. (a)	205,300	5,684,757

		29,984,609

Road & Rail – 1.7%
Canadian National Railway Co. (a)	173,400	14,978,292
Union Pacific Corp. (a)	83,800	10,309,914

		25,288,206

Semiconductors & Semiconductor Equipment – 0.7%
Intel Corp. (a)	267,700	5,789,013
Linear Technology Corp. (a)	147,100	4,598,346

		10,387,359

Software – 0.6%
Microsoft Corp. (a)	301,900	8,614,718

Specialty Retail – 2.9%
The Home Depot, Inc. (a)	432,600	26,552,988
Limited Brands, Inc.	346,700	16,603,463

		43,156,451

Textiles, Apparel & Luxury Goods – 1.2%
VF Corp. (a)	109,400	17,118,912

Tobacco – 3.2%
Altria Group, Inc.	230,900	7,342,620
Lorillard, Inc. (a)	91,800	10,649,718
Philip Morris International, Inc.	298,000	26,390,880
Universal Corp.	69,700	3,454,332

		47,837,550

Water Utilities – 1.1%
American Water Works Co., Inc.	235,400	8,648,596
Aqua America, Inc.	238,000	6,042,820
California Water Service Group (a)	64,918	1,195,790

		15,887,206

Wireless Telecommunication Services – 0.4%
Vodafone Group Plc - ADR	196,300	5,343,286

Total Long-Term Investments (Cost – $1,258,221,224) – 93.0%		1,385,057,694

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	45

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(f)	112,624,435	$112,624,435

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.31% (d)(e)(f)	$4,054	4,054,445

Total Short-Term Securities (Cost – $116,678,880) – 7.8%		116,678,880

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Caterpillar, Inc., Strike Price USD 90, Expires 11/19/12	295	6,195
Intel Corp., Strike Price USD 25, Expires 11/19/12	704	704
Microsoft Corp., Strike Price USD 31, Expires 11/19/12	1,580	3,950

Total Options Purchased (Cost – $15,733) – 0.0%		10,849

Total Investments Before Options Written (Cost – $1,374,915,837) – 100.8%		1,501,747,423

Options Written

Exchange-Traded Call Options – (0.5)%
3M Co., Strike Price USD 94, Expires 11/02/12	660	(1)
Abbott Laboratories, Strike Price USD 66, Expires 11/17/12	805	(56,305)
ACE Ltd., Strike Price USD 75, Expires 11/19/12	400	(152,000)
American Electric Power Co., Inc.:
Strike Price USD 42, Expires 11/19/12	408	(100,980)
Strike Price USD 43, Expires 11/19/12	408	(59,160)
AT&T Inc.:
Strike Price USD 37, Expires 11/19/12	700	(1,050)
Strike Price USD 38, Expires 11/19/12	725	(725)
Strike Price USD 39, Expires 11/19/12	150	(150)
Bank of Nova Scotia, Strike Price CAD 54, Expires 11/19/12	1,315	(90,190)
Beam, Inc., Strike Price USD 60, Expires 11/05/12	157	(2)
BHP Billiton Ltd. - ADR, Strike Price USD 72.50, Expires 11/19/12	1,973	(135,151)
Bristol-Myers Squibb Co., Strike Price USD 34, Expires 11/19/12	265	(5,565)
California Water Service Group, Strike Price USD 19, Expires 11/07/12	67	(38)
Canadian National Railway Co., Strike Price USD 90, Expires 11/19/12	50	(1,125)
Caterpillar, Inc., Strike Price USD 92.50, Expires 11/19/12	1,400	(7,700)
The Coca-Cola Co.:
Strike Price USD 38.75, Expires 11/19/12	800	(4,400)
Strike Price USD 40, Expires 11/19/12	1,660	(2,490)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Comcast Corp., Special Class A:
Strike Price USD 35.65, Expires 11/17/12	305	$(30,840)
Strike Price USD 36, Expires 12/14/12	1,265	(140,275)
ConocoPhillips, Strike Price USD 55.50, Expires 11/05/12	630	(146,938)
Deere & Co., Strike Price USD 85, Expires 11/19/12	900	(163,350)
Diageo Plc - ADR, Strike Price USD 115, Expires 11/19/12	210	(25,725)
Dominion Resources, Inc., Strike Price USD 54, Expires 11/05/12	250	(361)
Duke Energy Corp.:
Strike Price USD 65.55, Expires 11/02/12	360	(10,323)
Strike Price USD 69, Expires 11/02/12	67	–
Edison International, Strike Price USD 45, Expires 11/19/12	220	(45,650)
Enbridge, Inc., Strike Price CAD 41, Expires 11/19/12	2,480	(21,106)
Fastenal Co., Strike Price USD 45, Expires 11/19/12	345	(31,050)
FirstEnergy Corp., Strike Price USD 47, Expires 1/21/13	150	(6,375)
General Dynamics Corp., Strike Price USD 65, Expires 11/19/12	830	(282,200)
General Electric Co.:
Strike Price USD 21, Expires 11/19/12	1,000	(40,000)
Strike Price USD 22, Expires 11/19/12	500	(3,750)
Strike Price USD 23, Expires 11/19/12	1,000	(1,500)
Genuine Parts Co., Strike Price USD 65, Expires 11/19/12	178	(2,670)
Graco, Inc., Strike Price USD 50, Expires 11/19/12	218	(7,630)
Helmerich & Payne, Inc., Strike Price USD 51.50, Expires 11/26/12	350	(16,805)
The Home Depot, Inc., Strike Price USD 57.50, Expires 11/19/12	2,380	(987,700)
Honeywell International, Inc., Strike Price USD 61, Expires 11/01/12	740	(28,954)
Intel Corp.:
Strike Price USD 23.10, Expires 11/17/12	390	(882)
Strike Price USD 28, Expires 11/19/12	1,496	(1,496)
International Business Machines Corp.:
Strike Price USD 209, Expires 11/14/12	500	(2,468)
Strike Price USD 199, Expires 12/07/12	100	(21,139)
ITC Holdings Corp., Strike Price USD 75, Expires 11/19/12	37	(17,760)
Johnson & Johnson:
Strike Price USD 70, Expires 11/19/12	945	(120,015)
Strike Price USD 72.15, Expires 12/04/12	365	(15,007)
Johnson Controls, Inc., Strike Price USD 29, Expires 11/19/12	485	(2,425)
JPMorgan Chase & Co.:
Strike Price USD 38, Expires 11/19/12	1,230	(464,325)
Strike Price USD 42, Expires 11/27/12	2,990	(256,545)

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Kinder Morgan, Inc., Strike Price USD 35, Expires 12/03/12	38	$(1,805)
Linear Technology Corp.:
Strike Price USD 33, Expires 11/19/12	405	(4,050)
Strike Price USD 34, Expires 11/19/12	405	(2,025)
Lorillard, Inc., Strike Price USD 120, Expires 11/19/12	505	(32,068)
M&T Bank Corp., Strike Price USD 104.50, Expires 12/11/12	45	(9,171)
Marathon Oil Corp., Strike Price USD 31, Expires 11/19/12	760	(28,120)
Marathon Petroleum Corp., Strike Price USD 55, Expires 11/19/12	661	(104,108)
Masco Corp., Strike Price USD 17, Expires 11/19/12	940	(4,700)
Mattel, Inc., Strike Price USD 36, Expires 11/19/12	615	(67,650)
McDonald’s Corp., Strike Price USD 94, Expires 11/09/12	780	(20)
Merck & Co., Inc.:
Strike Price USD 45.50, Expires 11/17/12	145	(9,607)
Strike Price USD 47, Expires 11/19/12	240	(4,320)
Microsoft Corp.:
Strike Price USD 31.50, Expires 11/17/12	1,580	(2,774)
Strike Price USD 29, Expires 11/19/12	1,025	(27,163)
Strike Price USD 29, Expires 12/24/12	1,025	(60,475)
Mondelez International, Inc., Class A:
Strike Price USD 41, Expires 11/05/12 (a)	755	(336,807)
Strike Price USD 42, Expires 11/19/12 (a)	720	(36,360)
National Bank of Canada, Strike Price CAD 75.50, Expires 11/19/12	1,090	(211,725)
Northrop Grumman Corp., Strike Price USD 70, Expires 11/19/12	520	(28,600)
Occidental Petroleum Corp., Strike Price USD 90, Expires 11/19/12	443	(1,994)
Pentair Ltd., Strike Price USD 45, Expires 11/19/12	800	(16,000)
Pfizer, Inc.:
Strike Price USD 24.55, Expires 11/02/12	2,030	(69,973)
Strike Price USD 25, Expires 11/19/12	5,830	(195,305)
Phillips 66:
Strike Price USD 45, Expires 11/19/12	197	(53,190)
Strike Price USD 48, Expires 11/19/12	190	(20,425)
Polaris Industries, Inc., Strike Price USD 82.50, Expires 11/19/12	445	(146,850)
Praxair, Inc., Strike Price USD 110, Expires 11/19/12	425	(12,750)
The Procter & Gamble Co., Strike Price USD 70, Expires 11/19/12	290	(12,905)
Prudential Financial, Inc., Strike Price USD 57.50, Expires 11/19/12	790	(111,390)
Quest Diagnostics, Inc., Strike Price USD 60, Expires 11/19/12	490	(14,700)
Raytheon Co.:
Strike Price USD 57.50, Expires 11/19/12	1,520	(53,960)
Strike Price USD 60, Expires 11/19/12	370	(1,295)

Options Written	Contracts	Value
Exchange-Traded Call Options (continued)
Rockwell Automation, Inc.:
Strike Price USD 75, Expires 11/19/12	186	$(12,090)
Strike Price USD 71.50, Expires 12/10/12	140	(29,731)
Rockwell Collins, Inc., Strike Price USD 53.50, Expires 11/09/12	290	(22,111)
Roper Industries, Inc., Strike Price USD 110, Expires 11/19/12	372	(49,290)
Schlumberger Ltd.:
Strike Price USD 75, Expires 11/19/12	270	(3,240)
Strike Price USD 77.50, Expires 11/19/12	270	(810)
Sempra Energy:
Strike Price USD 72, Expires 11/05/12	75	(15)
Strike Price USD 67.50, Expires 11/19/12	325	(77,188)
Sonoco Products Co., Strike Price USD 31.25, Expires 11/02/12	547	(3,164)
The Southern Co., Strike Price USD 47, Expires 12/24/12	1,528	(78,692)
Southern Copper Corp., Strike Price USD 35, Expires 11/19/12	333	(103,230)
Spectra Energy Corp., Strike Price USD 29, Expires 11/19/12	715	(19,663)
Stanley Black & Decker, Inc., Strike Price USD 77.50, Expires 11/19/12	536	(2,680)
Time Warner Cable, Inc., Strike Price USD 91, Expires 11/05/12	365	(294,984)
Total SA - ADR:
Strike Price USD 53.85, Expires 11/12/12	555	(2,037)
Strike Price USD 50, Expires 11/19/12	287	(35,158)
Strike Price USD 52.50, Expires 11/19/12	1,208	(27,180)
The Travelers Cos., Inc.:
Strike Price USD 67.50, Expires 11/19/12	3	(1,110)
Strike Price USD 70, Expires 11/19/12	337	(56,448)
Unilever NV, Strike Price USD 35, Expires 11/19/12	2,180	(430,550)
Union Pacific Corp.:
Strike Price USD 125, Expires 11/19/12	330	(44,220)
Strike Price USD 130, Expires 11/19/12	200	(4,200)
United Parcel Service, Inc., Class B:
Strike Price USD 80, Expires 11/05/12	200	–
Strike Price USD 75, Expires 12/24/12	540	(36,720)
United Technologies Corp., Strike Price USD 80, Expires 11/19/12	690	(32,085)
Verizon Communications, Inc.:
Strike Price USD 44.55, Expires 11/02/12	200	(4,910)
Strike Price USD 45, Expires 11/02/12	200	(1,407)
VF Corp., Strike Price USD 155, Expires 11/19/12	324	(129,600)
Wal-Mart Stores, Inc., Strike Price USD 75, Expires 11/19/12	595	(75,565)
The Walt Disney Co.:
Strike Price USD 53, Expires 11/13/12	165	(340)
Strike Price USD 51.50, Expires 12/17/12	485	(17,264)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	47

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Wells Fargo & Co.:
Strike Price USD 34.75, Expires 11/05/12	2,895	$(9,144)
Strike Price USD 35.50, Expires 11/17/12	1,655	(10,284)
Strike Price USD 36, Expires 11/19/12	1,410	(4,935)
Weyerhaeuser Co.:
Strike Price USD 27, Expires 11/19/12	450	(42,750)
Strike Price USD 28, Expires 11/19/12	500	(20,000)

Total Exchange-Traded Call Options		(6,877,376)

Over-the-Counter Call Options – (0.4)%
ACE Ltd., Strike Price USD 75.15, Expires 11/02/12, Broker Banc of America Securities	29,500	(102,898)
Altria Group, Inc.:
Strike Price USD 35.13, Expires 11/01/12, Broker Goldman Sachs & Co.	20,000	–
Strike Price USD 34, Expires 12/03/12, Broker Goldman Sachs & Co.	25,500	(660)
Strike Price USD 34.23, Expires 1/02/13, Broker Morgan Stanley & Co., Inc.	81,500	(6,953)
American Electric Power Co., Inc., Strike Price USD 43.91, Expires 11/01/12, Broker Goldman Sachs & Co.	17,000	(8,962)
American Express Co., Strike Price USD 58.94, Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	144,500	(13,971)
American Water Works Co., Inc.:
Strike Price USD 36.06, Expires 11/29/12, Broker UBS Securities LLC	37,000	(38,427)
Strike Price USD 36.06, Expires 12/11/12, Broker UBS Securities LLC	37,000	(42,349)
Strike Price USD 37.63, Expires 1/02/13, Broker Morgan Stanley & Co., Inc.	55,000	(35,862)
AO Smith Corp., Strike Price USD 57.20, Expires 11/09/12, Broker UBS Securities LLC	29,000	(104,056)
Aqua America, Inc.:
Strike Price USD 24.34, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	53,500	(56,075)
Strike Price USD 25.26, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	39,000	(18,390)
Strike Price USD 25.23, Expires 12/05/12, Broker UBS Securities LLC	31,500	(16,503)
Strike Price USD 25.25, Expires 12/14/12, Broker Citigroup Global Markets, Inc.	7,000	(3,937)
AT&T Inc.:
Strike Price USD 36.97, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	112,000	(3,107)
Strike Price USD 38.86, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	94,000	(142)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Automatic Data Processing, Inc., Strike Price USD 59, Expires 11/02/12, Broker Goldman Sachs & Co.	33,300	$(75)
BCE, Inc.:
Strike Price USD 45.20, Expires 11/05/12, Broker Morgan Stanley & Co., Inc.	10,000	(42)
Strike Price USD 44.28, Expires 1/04/13, Broker Deutsche Bank Securities Corp.	45,500	(20,994)
Brady Corp., Class A, Strike Price USD 29.72, Expires 11/28/12, Broker Banc of America Securities	60,000	(74,881)
Bristol-Myers Squibb Co.:
Strike Price USD 32.29, Expires 11/02/12, Broker Goldman Sachs & Co.	84,800	(80,953)
Strike Price USD 33.90, Expires 11/02/12, Broker Goldman Sachs & Co.	91,000	(724)
California Water Service Group, Strike Price USD 19.05, Expires 11/05/12, Broker Citigroup Global Markets, Inc.	29,000	(79)
Canadian National Railway Co.:
Strike Price USD 92.07, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	35,000	–
Strike Price USD 93.99, Expires 11/02/12, Broker Deutsche Bank Securities Corp.	55,500	(1)
CenturyLink, Inc.:
Strike Price USD 43.13, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	97,500	(1)
Strike Price USD 40.58, Expires 12/03/12, Broker Citigroup Global Markets, Inc.	51,100	(4,485)
Strike Price USD 39.39, Expires 12/10/12, Broker Citigroup Global Markets, Inc.	99,000	(46,212)
Strike Price USD 40.58, Expires 12/17/12, Broker Citigroup Global Markets, Inc.	51,100	(7,681)
Chevron Corp.:
Strike Price USD 113.60, Expires 11/01/12, Broker Goldman Sachs & Co.	13,000	–
Strike Price USD 115.88, Expires 11/05/12, Broker Morgan Stanley & Co., Inc.	127,800	(238)
Strike Price USD 118.09, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	64,500	(5,628)
The Chubb Corp.:
Strike Price USD 74.60, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	42,000	(103,269)
Strike Price USD 77.50, Expires 11/29/12, Broker Deutsche Bank Securities Corp.	62,000	(80,953)

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Comcast Corp., Special Class A, Strike Price USD 35.29, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	129,200	$ (177,926)
Consolidated Edison, Inc., Strike Price USD 64.22, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	32,000	–
Cullen/Frost Bankers, Inc., Strike Price USD 54.54, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	50,500	(71,158)
Deere & Co., Strike Price USD 82.41, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	60,000	(253,448)
Diageo Plc - ADR, Strike Price USD 113.53, Expires 11/01/12, Broker Goldman Sachs & Co.	57,000	(46,898)
Dominion Resources, Inc.:
Strike Price USD 54.20, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	53,500	(964)
Strike Price USD 51.92, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	53,500	(71,852)
Dover Corp., Strike Price USD 61.01, Expires 11/12/12, Broker Citigroup Global Markets, Inc.	30,000	(2,688)
The Dow Chemical Co., Strike Price USD 31.34, Expires 11/12/12, Broker Goldman Sachs & Co.	23,000	(861)
E.I. du Pont de Nemours & Co.:
Strike Price USD 52, Expires 11/01/12, Broker Banc of America Securities	110,000	(1)
Strike Price USD 51, Expires 12/17/12, Broker Morgan Stanley & Co., Inc.	109,000	(6,099)
Edison International:
Strike Price USD 44.88, Expires 11/01/12, Broker Goldman Sachs & Co.	26,000	(53,473)
Strike Price USD 45.25, Expires 11/29/12, Broker Goldman Sachs & Co.	21,000	(37,291)
EQT Corp.:
Strike Price USD 60.08, Expires 11/09/12, Broker Goldman Sachs & Co.	38,000	(48,958)
Strike Price USD 60.56, Expires 12/07/12, Broker Goldman Sachs & Co.	35,000	(71,147)
Exxon Mobil Corp.:
Strike Price USD 88.35, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	115,800	(337,510)
Strike Price USD 93.15, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	63,400	(39,441)
Family Dollar Stores, Inc., Strike Price USD 64.25, Expires 12/04/12, Broker Goldman Sachs & Co.	28,000	(82,375)
Federal Realty Investment Trust, Strike Price USD 108.91, Expires 12/14/12, Broker UBS Securities LLC	20,000	(18,640)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
FirstEnergy Corp.:
Strike Price USD 44.22, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	41,000	$(64,220)
Strike Price USD 46.52, Expires 11/13/12, Broker Goldman Sachs & Co.	30,000	(3,454)
General Electric Co.:
Strike Price USD 22.43, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	168,000	(8,755)
Strike Price USD 22.43, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	168,000	(14,632)
General Mills, Inc., Strike Price USD 40.30, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	141,400	(53,885)
HJ Heinz Co., Strike Price USD 56.36, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	89,000	(169,119)
Home Properties, Inc., Strike Price USD 61.68, Expires 12/03/12, Broker UBS Securities LLC	47,500	(55,281)
Honeywell International, Inc., Strike Price USD 58.65, Expires 11/01/12, Broker Credit Suisse First Boston	25,000	(64,646)
Integrys Energy Group, Inc., Strike Price USD 55.63, Expires 11/02/12, Broker Goldman Sachs & Co.	40,000	(72)
Intel Corp., Strike Price USD 21.59, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	149,500	(70,763)
International Business Machines Corp., Strike Price USD 207.91, Expires 12/07/12, Broker Banc of America Securities	10,000	(5,002)
ITC Holdings Corp., Strike Price USD 73.83, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	18,700	(108,169)
Johnson & Johnson, Strike Price USD 69.08, Expires 11/09/12, Broker Banc of America Securities	23,500	(40,970)
Johnson Controls, Inc., Strike Price USD 27.15, Expires 11/01/12, Broker Credit Suisse First Boston	50,000	(1)
JPMorgan Chase & Co., Strike Price USD 41, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	48,000	(78,393)
Kimberly-Clark Corp.:
Strike Price USD 84, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	36,800	(2,607)
Strike Price USD 82.96, Expires 11/27/12, Broker UBS Securities LLC	16,000	(20,897)
Strike Price USD 82.96, Expires 12/14/12, Broker UBS Securities LLC	16,000	(24,917)
Kinder Morgan, Inc., Strike Price USD 35.97, Expires 12/03/12, Broker UBS Securities LLC	33,500	(6,490)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	49

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Kraft Foods Group, Inc., Strike Price USD 47.27, Expires 12/06/12, Broker Deutsche Bank Securities Corp.	25,000	$(5,703)
Lancaster Colony Corp., Strike Price USD 72.50, Expires 11/01/12, Broker Morgan Stanley & Co., Inc.	25,000	(10,294)
Liberty Property Trust:
Strike Price USD 37.87, Expires 11/01/12, Broker Deutsche Bank Securities Corp.	20,000	–
Strike Price USD 37.29, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	13,500	(978)
Limited Brands, Inc.:
Strike Price USD 49.75, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	56,800	(1,188)
Strike Price USD 51.15, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	77,000	(35,288)
Strike Price USD 50.94, Expires 12/12/12, Broker UBS Securities LLC	57,000	(45,581)
M&T Bank Corp., Strike Price USD 89.10, Expires 11/02/12, Broker Goldman Sachs & Co.	12,000	(179,826)
Marathon Oil Corp., Strike Price USD 28.08, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	53,500	(106,990)
Masco Corp., Strike Price USD 14.61, Expires 11/05/12, Broker Deutsche Bank Securities Corp.	30,000	(18,571)
Mattel, Inc., Strike Price USD 37.80, Expires 12/06/12, Broker Goldman Sachs & Co.	52,900	(19,123)
McDonald’s Corp., Strike Price USD 89, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	46,000	(55)
MeadWestvaco Corp., Strike Price USD 28.73, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	143,500	(137,064)
Merck & Co., Inc.:
Strike Price USD 44.23, Expires 11/01/12, Broker Deutsche Bank Securities Corp.	22,000	(30,773)
Strike Price USD 44, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	108,000	(179,707)
Strike Price USD 44.33, Expires 12/03/12, Broker UBS Securities LLC	107,800	(178,009)
Mondelez International, Inc., Class A, Strike Price USD 27.58, Expires 12/06/12, Broker Deutsche Bank Securities Corp.	75,500	(17,760)
New Jersey Resources Corp., Strike Price USD 45.90, Expires 12/06/12, Broker Citigroup Global Markets, Inc.	66,500	(9,628)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
NextEra Energy, Inc.:
Strike Price USD 70, Expires 11/02/12, Broker Goldman Sachs & Co.	25,600	$(7,478)
Strike Price USD 69.81, Expires 12/04/12, Broker Goldman Sachs & Co.	73,500	(82,341)
Northeast Utilities:
Strike Price USD 37.36, Expires 11/14/12, Broker Morgan Stanley & Co., Inc.	85,000	(161,660)
Strike Price USD 38.12, Expires 12/03/12, Broker Morgan Stanley & Co., Inc.	87,000	(112,567)
Strike Price USD 37.36, Expires 12/14/12, Broker Morgan Stanley & Co., Inc.	85,000	(164,452)
Northrop Grumman Corp., Strike Price USD 67.92, Expires 11/27/12, Broker Citigroup Global Markets, Inc.	42,500	(69,928)
Northwest Natural Gas Co.:
Strike Price USD 49.78, Expires 11/07/12, Broker Banc of America Securities	22,000	–
Strike Price USD 49.64, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	21,800	(1,029)
Old Republic International Corp., Strike Price USD 8.99, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	124,600	(108,793)
Olin Corp.:
Strike Price USD 21.58, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	32,100	(1,824)
Strike Price USD 21.54, Expires 11/28/12, Broker Banc of America Securities	62,500	(15,259)
Strike Price USD 21.58, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	32,100	(9,224)
Otter Tail Corp.:
Strike Price USD 24.21, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	8,000	(3,655)
Strike Price USD 23.60, Expires 12/04/12, Broker Credit Suisse First Boston	11,700	(7,302)
Strike Price USD 24.22, Expires 12/10/12, Broker Goldman Sachs & Co.	11,000	(3,565)
Philip Morris International, Inc.: Strike Price USD 91.24, Expires 11/01/12, Broker Goldman Sachs & Co.	29,500	(8)
Strike Price USD 94, Expires 11/02/12, Broker Goldman Sachs & Co.	134,400	(1)

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Polaris Industries, Inc., Strike Price USD 78.66, Expires 11/08/12, Broker Goldman Sachs & Co.	22,000	$(129,637)
PPL Corp.:
Strike Price USD 29.11, Expires 11/12/12, Broker Credit Suisse First Boston	27,000	(14,010)
Strike Price USD 29.50, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	28,000	(10,546)
The Procter & Gamble Co., Strike Price USD 68.66, Expires 11/30/12, Broker UBS Securities LLC	97,000	(112,138)
Prudential Financial Inc., Strike Price USD 55, Expires 11/01/12, Broker Morgan Stanley & Co., Inc.	55,000	(112,718)
Public Service Enterprise Group, Inc.:
Strike Price USD 33.11, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	60,000	(9)
Strike Price USD 31.88, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	43,000	(22,621)
Strike Price USD 31.80, Expires 12/11/12, Broker Morgan Stanley & Co., Inc.	52,000	(32,799)
Raven Industries, Inc.:
Strike Price USD 27.81, Expires 11/27/12, Broker Goldman Sachs & Co.	21,900	(15,206)
Strike Price USD 27.89, Expires 12/04/12, Broker Morgan Stanley & Co., Inc.	21,900	(16,913)
Realty Income Corp., Strike Price USD 41.75, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	38,000	(4,045)
Rio Tinto Plc - ADR, Strike Price USD 48.46, Expires 11/05/12, Broker Morgan Stanley & Co., Inc.	80,000	(140,688)
Royal Dutch Shell Plc, Class A- ADR, Strike Price USD 74.22, Expires 11/29/12, Broker Goldman Sachs & Co.	26,200	(354)
Sempra Energy, Strike Price USD 66.96, Expires 11/01/12, Broker Goldman Sachs & Co.	14,000	(38,972)
Southern Copper Corp., Strike Price USD 35.79, Expires 12/05/12, Broker Credit Suisse First Boston	32,500	(75,448)
Sovran Self Storage, Inc., Strike Price USD 59.25, Expires 11/30/12, Broker UBS Securities LLC	20,800	(15,281)
Spectra Energy Corp., Strike Price USD 29.48, Expires 12/04/12, Broker Goldman Sachs & Co.	49,000	(13,435)
Tanger Factory Outlet Centers:
Strike Price USD 32.14, Expires 12/06/12, Broker Citigroup Global Markets, Inc.	18,000	(6,581)
Strike Price USD 32.14, Expires 12/19/12, Broker Citigroup Global Markets, Inc.	18,000	(6,402)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Time Warner Cable, Inc., Strike Price USD 89.87, Expires 11/05/12, Broker UBS Securities LLC	36,500	$(336,228)
The Toronto-Dominion Bank:
Strike Price USD 83.15, Expires 11/01/12, Broker Goldman Sachs & Co.	15,000	–
Strike Price USD 84, Expires 11/01/12, Broker UBS Securities LLC	75,000	–
The Travelers Cos., Inc., Strike Price USD 69.20, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	116,000	(227,849)
U.S. Bancorp, Strike Price USD 33.75, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	330,000	(8,629)
UDR, Inc.:
Strike Price USD 25.88, Expires 11/07/12, Broker Deutsche Bank Securities Corp.	27,900	(1)
Strike Price USD 26.67, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	50,000	(1)
United Technologies Corp., Strike Price USD 78.65, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	64,000	(34,236)
Universal Corp., Strike Price USD 51.61, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	36,500	(8,873)
Verizon Communications, Inc., Strike Price USD 43.06, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	237,000	(424,122)
VF Corp., Strike Price USD 153.37, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	28,000	(148,406)
Vodafone Group Plc - ADR:
Strike Price USD 29.09, Expires 11/26/12, Broker Banc of America Securities	54,000	(1,049)
Strike Price USD 29.09, Expires 12/07/12, Broker Banc of America Securities	54,000	(2,240)
Weingarten Realty Investors:
Strike Price USD 28.55, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	26,000	(4)
Strike Price USD 27.50, Expires 12/12/12, Broker Credit Suisse First Boston	26,000	(14,567)
Weyerhaeuser Co., Strike Price USD 26.90, Expires 11/28/12, Broker Banc of America Securities	19,500	(21,847)
Wisconsin Energy Corp.:
Strike Price USD 38.31, Expires 11/07/12, Broker Banc of America Securities	30,000	(9,324)
Strike Price USD 39.05, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	51,000	(11,180)

Total Over-the-Counter Call Options		(6,733,494)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	51

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Put Options – (0.2)%
BHP Billiton Ltd. - ADR, Strike Price USD 72.50, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	53,200	$(152,747)
Caterpillar, Inc., Strike Price USD 86.70, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	144,100	(503,065)
The Dow Chemical Co., Strike Price USD 30.37, Expires 11/28/12, Broker Goldman Sachs & Co.	209,800	(325,134)
Intel Corp., Strike Price USD 22.20, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	347,100	(285,303)
Johnson Controls, Inc., Strike Price USD 26.75, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	46,400	(66,709)
Microsoft Corp., Strike Price USD 28.55, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	361,500	(233,874)
Occidental Petroleum Corp., Strike Price USD 83.20, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	81,600	(418,317)
Peabody Energy Corp., Strike Price USD 30.11, Expires 11/28/12, Broker Credit Suisse First Boston	45,100	(127,619)

Options Written	Contracts	Value

Over-the-Counter Put Options (concluded)
Schlumberger Ltd., Strike Price USD 72.23, Expires 11/28/12, Broker Banc of America Securities	41,800	$(151,152)

Total Over-the-Counter Put Options		(2,263,920)

Total Options Written (Premiums Received – $19,692,886) – (1.1)%		(15,874,790)

Total Investments Net of Options Written – 99.7%		1,485,872,633
Other Assets Less Liabilities – 0.3%		4,223,406

Net Assets – 100.0%		$1,490,096,039

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	30,155,024	82,469,411	112,624,435	$1,108	$78,791
BlackRock Liquidity Series, LLC Money
Market Series	$446,250	$3,608,195	$4,054,445	–	$113,781
—	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

USD 114,977 CAD	115,000	Citigroup Global Markets, Inc.	11/01/12	$(167)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—	Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,385,057,694	–	–	$1,385,057,694
Short-Term Securities	112,624,435	$4,054,445	–	116,678,880

Total	$1,497,682,129	$4,054,445	–	$1,501,736,574

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$10,849	–	–	$10,849
Liabilities:
Equity contracts	(5,324,941)	$(10,549,849)	–	(15,874,790)
Foreign currency exchange contracts	(167)	–	–	(167)
Total	$(5,314,259)	$(10,549,849)	–	$(15,864,108)

[2]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$117,627	–	–	$117,627
Cash pledged as collateral for options written	600,000	–	–	600,000
Liabilities:
Cash received as collateral for options written	–	$(1,500,000)	–	(1,500,000)
Collateral on securities loaned at value	–	(4,054,445)	–	(4,054,445)
Total	$717,627	$(5,554,445)	–	$(4,836,818)

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	53

Schedule of Investments October 31, 2012	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina – 0.4%
Arcos Dorados Holdings, Inc., Class A	323,300	$4,173,803

Australia – 2.3%
Australia & New Zealand Banking Group Ltd.	152,000	4,009,971
BHP Billiton Ltd. - ADR (a)	190,300	13,461,822
CSL Ltd.	73,924	3,646,002
PanAust Ltd.	711,700	2,453,536

		23,571,331

Belgium – 0.8%
Anheuser-Busch InBev NV	102,759	8,593,806

Bermuda – 0.5%
PartnerRe Ltd. (a)	65,800	5,329,800

Brazil – 0.7%
Banco Bradesco SA - ADR	341,100	5,341,626
Banco Bradesco SA, Preference Shares	104,000	1,638,561

		6,980,187

Canada – 1.0%
Saputo, Inc. (a)	136,900	6,007,837
The Toronto-Dominion Bank	57,800	4,700,970

		10,708,807

Cayman Islands – 0.6%
Eurasia Drilling Co., Ltd. - GDR	186,923	6,467,536

China –1.2%
China Construction Bank Corp., H Shares	17,044,200	12,777,460

France – 4.2%
Arkema SA	26,600	2,427,227
BNP Paribas SA	113,880	5,744,643
Danone SA (a)	125,000	7,688,375
LVMH Moet Hennessy Louis Vuitton SA (a)	30,900	5,023,724
Sanofi	139,600	12,260,646
Technip SA	90,300	10,184,965

		43,329,580

Germany – 5.0%
Allianz SE	52,600	6,534,222
Continental AG	32,100	3,230,850
Daimler AG	110,700	5,185,698
Deutsche Bank AG	176,700	8,048,836
Deutsche Lufthansa AG	414,600	6,342,964
GSW Immobilien AG	51,300	2,108,637
Merck KGaA	34,700	4,438,242
SAP AG - ADR (a)	110,000	8,019,000
Volkswagen AG, Preference Shares	39,800	8,263,465

		52,171,914

Hong Kong – 1.7%
AIA Group Ltd.	2,757,600	10,874,506
Wharf Holdings Ltd.	1,065,200	7,262,856

		18,137,362

India – 0.9%
ICICI Bank Ltd.	285,800	5,562,027
Jubilant Foodworks Ltd. (b)	157,094	3,676,246

		9,238,273

Indonesia –1.6%
Alam Sutera Realty Tbk PT	63,525,500	3,836,001
Bank Mandiri Persero Tbk PT	5,642,000	4,819,850
Global Mediacom Tbk PT	19,610,500	4,633,235
Tower Bersama Infrastructure Tbk PT (b)	6,797,100	3,530,468

		16,819,554

Common Stocks	Shares	Value

Ireland – 1.4%
Accenture Plc, Class A (a)	78,000	$5,257,981
Ingersoll-Rand Plc (a)	204,100	9,598,823

		14,856,804

Italy – 1.3%
Eni SpA	570,700	13,132,262

Japan – 3.0%
Hino Motors Ltd.	636,700	4,921,609
Honda Motor Co. Ltd.	172,000	5,170,879
ORIX Corp.	49,900	5,125,227
Softbank Corp.	167,000	5,274,243
Tokio Marine Holdings, Inc.	272,100	7,202,523
Yahoo! Japan Corp.	11,833	4,071,809

		31,766,290

Mexico – 1.6%
Fomento Economico Mexicano SAB de CV - ADR	55,800	5,056,038
Fresnillo Plc	211,800	6,575,429
Grupo Financiero Santander Mexico SAB de CV, Series B - ADR (b)	23,800	325,346
Grupo Mexico SAB de CV, Series B	1,619,000	5,193,066

		17,149,879

Norway – 2.2%
Seadrill Ltd.	249,246	10,099,514
Statoil ASA	501,400	12,348,960

		22,448,474

Singapore – 1.0%
Keppel Corp., Ltd.	1,145,000	9,962,044

South Korea – 0.6%
Samsung Electronics Co. Ltd.	4,850	5,820,182

Spain – 1.0%
Iberdrola SA	1,604,400	8,309,079
Telefonica SA	199,100	2,627,867

		10,936,946

Sweden – 2.4%
Electrolux AB, Series B	155,046	3,966,788
Svenska Cellulosa AB, B Shares	696,127	13,571,835
Volvo AB, B Shares	551,700	7,444,760

		24,983,383

Switzerland – 2.0%
GAM Holding AG	571,900	7,998,247
Roche Holding AG	66,800	12,867,364

		20,865,611

Taiwan – 1.2%
First Financial Holding Co.	8,431,727	4,783,639
Mediatek, Inc.	462,000	5,124,909
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	183,700	2,920,830

		12,829,378

Thailand – 0.5%
Bangkok Bank PCL - NVDR	825,300	4,745,398

United Kingdom – 11.7%
Afren Plc (b)	3,559,800	7,939,938
Antofagasta Plc	349,175	7,103,715
APR Energy Plc	383,487	4,210,731
AstraZeneca Plc	88,900	4,122,750
Aveva Group Plc	165,000	5,309,578
Babcock International Group Plc	179,100	2,831,129

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (concluded)
Barclays Plc - ADR (a)	194,500	$2,878,600
British American Tobacco Plc	264,900	13,139,036
Diageo Plc	275,400	7,873,341
Direct Line Insurance Group (b)	1,898,927	5,960,290
Experian Plc	526,000	9,100,384
HSBC Holdings Plc	902,330	8,896,401
National Grid Plc	931,100	10,618,866
Subsea 7 SA	464,405	10,180,712
Tullow Oil Plc	273,300	6,209,091
Unilever Plc	133,200	4,968,822
Vodafone Group Plc - ADR	368,000	10,016,960

		121,360,344

United States – 44.1%
Abbott Laboratories	77,100	5,051,595
Air Products & Chemicals, Inc.	60,600	4,698,318
Amgen, Inc. (a)	123,000	10,645,035
Apple, Inc. (a)	30,000	17,853,000
Baxter International, Inc. (a)	85,900	5,379,917
Cameron International Corp. (a)(b)	94,200	4,770,288
Cardinal Health, Inc. (a)	116,700	4,799,871
Celgene Corp. (a)(b)	131,200	9,619,584
Cisco Systems, Inc. (a)	385,400	6,605,756
Citigroup, Inc. (a)	177,290	6,628,873
Comcast Corp., Special Class A (a)	264,400	9,917,644
Costco Wholesale Corp. (a)	84,800	8,346,864
Crown Holdings, Inc. (a)(b)	126,100	4,823,325
CSX Corp. (a)	366,100	7,494,067
DIRECTV (a)(b)	100,600	5,141,666
Dominion Resources, Inc.	137,700	7,267,806
Eastman Chemical Co. (a)	109,900	6,510,476
Eaton Corp. (a)	112,200	5,298,084
eBay, Inc. (a)(b)	202,700	9,788,383
Eli Lilly & Co. (a)	267,600	13,013,388
Express Scripts Holding Co. (a)(b)	101,400	6,240,156
Exxon Mobil Corp.	103,700	9,454,329
F5 Networks, Inc. (b)	39,568	3,263,569
Federal Realty Investment Trust - REIT	44,200	4,766,086
FedEx Corp. (a)	90,300	8,306,697
The Gap, Inc. (a)	149,800	5,350,856
Georgia Gulf Corp.	94,200	3,333,738
The Goldman Sachs Group, Inc. (a)	53,800	6,584,582
Google, Inc., Class A (a)(b)	14,200	9,652,734
The Hain Celestial Group, Inc. (a)(b)	36,919	2,133,918
International Business Machines Corp. (a)	24,800	4,824,344
International Paper Co.	171,900	6,159,177
JPMorgan Chase & Co. (a)	251,000	10,461,680
KeyCorp (a)	946,200	7,967,004
Kraft Foods Group, Inc. (b)	253,566	11,532,178
Las Vegas Sands Corp. (a)	106,800	4,959,792
Liberty Global, Inc., Class A (b)	47,300	2,839,419
Linear Technology Corp. (a)	141,494	4,423,102
Lowe’s Cos., Inc. (a)	209,000	6,767,420
Merck & Co., Inc. (a)	229,600	10,476,648
Microsoft Corp. (a)	165,400	4,719,689
Mondelez International, Inc., Class A (a)	226,000	5,998,040
Monsanto Co. (a)	119,300	10,268,151
National Oilwell Varco, Inc. (a)	126,400	9,315,680
NII Holdings, Inc. (a)(b)	62,200	495,734
NIKE, Inc., Class B (a)	51,100	4,669,518
Oracle Corp. (a)	234,200	7,271,910
Owens Corning (a)(b)	338,000	11,353,420
Perrigo Co. (a)	36,200	4,163,362

Common Stocks	Shares	Value

United States (concluded)
Pfizer, Inc.	307,800	$7,654,986
Reynolds American, Inc. (a)	108,700	4,526,268
Riverbed Technology, Inc. (a)(b)	204,362	3,774,566
Rockwell Automation, Inc. (a)	77,800	5,528,468
Rowan Cos. Plc, Class A (b)	277,400	8,796,354
Smithfield Foods, Inc. (a)(b)	256,100	5,242,367
SPX Corp. (a)	99,100	6,797,269
Teradata Corp. (b)	82,652	5,645,958
Time Warner, Inc. (a)	229,400	9,967,430
United Rentals, Inc. (b)	238,022	9,677,975
Verizon Communications, Inc. (a)	151,600	6,767,424
Vertex Pharmaceuticals, Inc. (b)	83,200	4,013,568
Visa, Inc., Class A (a)	70,500	9,782,580
Wells Fargo & Co. (a)	450,600	15,180,714
Weyerhaeuser Co. - REIT (a)	80,126	2,218,689
Whirlpool Corp. (a)	71,500	6,984,120
Xilinx, Inc. (a)	147,000	4,815,720

		458,781,329

Total Long Term Investments
(Cost – $ 942,701,854) – 94.9%		987,937,737

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	54,961,782	54,961,782

Total Short-Term Securities
(Cost – $ 54,961,782) – 5.2%		54,961,782

Total Investments Before Options Written
(Cost – $ 997,663,636) – 100.1%		1,042,899,519

Options Written	Contracts

Exchange-Traded Call Options – (0.4)%
Accenture Plc, Class A:
Strike Price USD 67.50, Expires 11/19/12	335	(36,850)
Strike Price USD 70, Expires 1/21/13	270	(47,250)
Amgen, Inc.:
Strike Price USD 83.50, Expires 11/17/12	580	(197,468)
Strike Price USD 90, Expires 11/19/12	95	(3,420)
Apple, Inc.:
Strike Price USD 715, Expires 11/19/12	105	(1,522)
Strike Price USD 640, Expires 12/24/12	60	(56,250)
Barclays Plc - ADR, Strike Price USD 15.45, Expires 11/30/12	525	(19,209)
Baxter International, Inc., Strike Price USD 62.50, Expires 11/19/12	470	(43,945)
BHP Billiton Ltd. - ADR, Strike Price USD 72.50, Expires 11/19/12	1,040	(71,240)
Cameron International Corp., Strike Price USD 57.50, Expires 11/19/12	520	(5,200)
Cardinal Health, Inc., Strike Price USD 40, Expires 11/19/12	640	(91,200)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	55

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Celgene Corp., Strike Price USD 77.50, Expires 11/19/12	720	$(28,080)
Cisco Systems, Inc.:
Strike Price USD 20, Expires 11/19/12	710	(2,485)
Strike Price USD 19.15, Expires 11/27/12	700	(9,969)
Citigroup, Inc.:
Strike Price USD 35, Expires 11/19/12	265	(70,888)
Strike Price USD 36.25, Expires 12/13/12	75	(17,579)
Strike Price USD 37.50, Expires 12/13/12	190	(31,179)
Strike Price USD 37.50, Expires 1/04/13	445	(93,840)
Comcast Corp., Special Class A:
Strike Price USD 37, Expires 11/19/12	1,000	(92,500)
Strike Price USD 38, Expires 12/18/12	455	(36,400)
Costco Wholesale Corp., Strike Price USD 105, Expires 11/19/12	467	(3,036)
Crown Holdings, Inc., Strike Price USD 38, Expires 11/19/12	475	(32,062)
CSX Corp., Strike Price USD 22.80, Expires 12/03/12	1,350	(8,701)
Danone SA, Strike Price EUR 49, Expires 12/21/12	50	(4,072)
DIRECTV, Strike Price USD 52.50, Expires 11/19/12	550	(27,225)
Eastman Chemical Co., Strike Price USD 60, Expires 11/19/12	255	(28,688)
Eaton Corp., Strike Price USD 47, Expires 11/19/12	620	(74,400)
eBay, Inc.:
Strike Price USD 50, Expires 11/19/12	800	(35,600)
Strike Price USD 51.25, Expires 12/11/12	315	(20,990)
Eli Lilly & Co.:
Strike Price USD 48, Expires 11/19/12	50	(6,300)
Strike Price USD 52.50, Expires 11/19/12	370	(3,515)
Express Scripts Holding Co., Strike Price USD 65, Expires 11/19/12	560	(26,880)
FedEx Corp., Strike Price USD 87.50, Expires 11/19/12	500	(241,250)
The Gap, Inc., Strike Price USD 38, Expires 11/19/12	825	(30,112)
The Goldman Sachs Group, Inc., Strike Price USD 120, Expires 11/19/12	295	(125,375)
Google, Inc., Class A, Strike Price USD 685, Expires 12/24/12	78	(148,980)
The Hain Celestial Group, Inc., Strike Price USD 65, Expires 11/19/12	200	(10,000)
Ingersoll-Rand Plc:
Strike Price USD 47, Expires 11/19/12	560	(58,800)
Strike Price USD 48, Expires 11/19/12	560	(30,800)
International Business Machines Corp., Strike Price USD 199, Expires 12/07/12	88	(18,602)
JPMorgan Chase & Co.:
Strike Price USD 38, Expires 11/19/12	250	(94,375)
Strike Price USD 42, Expires 11/27/12	650	(55,771)
KeyCorp, Strike Price USD 9, Expires 11/19/12	2,165	(7,578)
Las Vegas Sands Corp., Strike Price USD 47, Expires 12/20/12	585	(109,193)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Linear Technology Corp.:
Strike Price USD 33, Expires 11/19/12	395	$(3,950)
Strike Price USD 34, Expires 11/19/12	395	(1,975)
Lowe’s Cos., Inc.:
Strike Price USD 30, Expires 11/19/12	575	(146,050)
Strike Price USD 31, Expires 11/19/12	575	(97,462)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 130, Expires 11/16/12	90	(7,294)
Merck & Co., Inc., Strike Price USD 45.50, Expires 11/17/12	345	(22,859)
Microsoft Corp.:
Strike Price USD 29, Expires 11/19/12	455	(12,058)
Strike Price USD 29, Expires 12/24/12	455	(26,845)
Mondelez International, Inc., Class A:
Strike Price USD 28, Expires 11/19/12	180	(720)
Strike Price USD 42, Expires 11/19/12	1,055	(53,278)
Monsanto Co., Strike Price USD 91, Expires 12/06/12	371	(18,315)
National Oilwell Varco, Inc., Strike Price USD 85, Expires 11/19/12	700	(2,800)
NII Holdings, Inc., Strike Price USD 9, Expires 11/19/12	350	(7,000)
NIKE, Inc., Class B, Strike Price USD 97.50, Expires 11/19/12	280	(2,100)
Oracle Corp.:
Strike Price USD 32, Expires 11/19/12	910	(15,925)
Strike Price USD 32, Expires 1/21/13	380	(34,960)
Owens Corning:
Strike Price USD 36, Expires 11/19/12	455	(9,100)
Strike Price USD 37, Expires 11/19/12	450	(6,750)
PartnerRe Ltd., Strike Price USD 75, Expires 11/28/12	380	(225,504)
Perrigo Co., Strike Price USD 110, Expires 11/19/12	225	(132,750)
Reynolds American, Inc., Strike Price USD 42, Expires 12/24/12	600	(42,000)
Riverbed Technology, Inc., Strike Price USD 24, Expires 11/19/12	1,125	(3,938)
Rockwell Automation, Inc.:
Strike Price USD 75, Expires 11/19/12	214	(13,910)
Strike Price USD 71.50, Expires 12/10/12	214	(45,447)
SAP AG - ADR:
Strike Price USD 75, Expires 11/19/12	416	(28,080)
Strike Price USD 72.40, Expires 12/14/12	190	(50,215)
Saputo, Inc., Strike Price CAD 42, Expires 11/19/12	755	(147,409)
Smithfield Foods, Inc., Strike Price USD 21, Expires 11/19/12	1,400	(35,000)
SPX Corp., Strike Price USD 70, Expires 11/19/12	250	(31,250)
Time Warner, Inc., Strike Price USD 46, Expires 11/19/12	270	(2,430)
Verizon Communications, Inc., Strike Price USD 47.25, Expires 12/06/12	735	(6,084)
Visa, Inc., Class A, Strike Price USD 135, Expires 11/19/12	195	(102,862)
Wells Fargo & Co.:
Strike Price USD 35.50, Expires 11/17/12	329	(2,044)
Strike Price USD 36, Expires 11/19/12	325	(1,138)
Weyerhaeuser Co. - REIT, Strike Price USD 27, Expires 11/19/12	440	(41,800)

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Whirlpool Corp.:
Strike Price USD 87.50, Expires 11/19/12	150	$(155,625)
Strike Price USD 90, Expires 11/19/12	245	(198,450)
Xilinx, Inc.:
Strike Price USD 34, Expires 11/17/12	320	(3,840)
Strike Price USD 34, Expires 11/19/12	405	(21,262)

Total Exchange-Traded Call Options		(3,919,258)

Over-the-Counter Call Options – (0.7)%
Abbott Laboratories, Strike Price USD 69.85, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	66,000	(6,957)
Afren Plc:
Strike Price GBP 1.39, Expires 11/13/12, Broker UBS Securities LLC	949,700	(65,243)
Strike Price GBP 1.44, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	1,008,200	(77,145)
AIA Group Ltd.:
Strike Price HKD 29.08, Expires 11/08/12, Broker UBS Securities LLC	285,000	(69,162)
Strike Price HKD 30.15, Expires 12/05/12, Broker UBS Securities LLC	1,231,600	(214,109)
Allianz SE, Strike Price EUR 96.75, Expires 12/12/12, Broker Banc of America Securities	29,000	(55,186)
Anheuser-Busch InBev NV, Strike Price EUR 67.35, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	56,600	(49,790)
Antofagasta Plc:
Strike Price GBP 13.39, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	73,000	(21,144)
Strike Price GBP 13.18, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	118,300	(53,020)
APR Energy Plc:
Strike Price GBP 7.69, Expires 12/03/12, Broker UBS Securities LLC	37,800	(2,591)
Strike Price GBP 7.69, Expires 12/07/12, Broker UBS Securities LLC	37,800	(3,130)
Strike Price GBP 7.78, Expires 12/12/12, Broker UBS Securities LLC	37,900	(3,175)
Strike Price GBP 7.78, Expires 12/19/12, Broker UBS Securities LLC	37,900	(4,136)
Strike Price GBP 7.78, Expires 1/03/13, Broker Banc of America Securities	22,300	(3,582)
Strike Price GBP 7.78, Expires 1/10/13, Broker Banc of America Securities	22,300	(4,136)
Arcos Dorados Holdings, Inc., Class A, Strike Price USD 15.51, Expires 12/07/12, Broker Citigroup Global Markets, Inc.	88,000	(7,392)
Arkema SA, Strike Price EUR 75.13, Expires 12/12/12, Broker Banc of America Securities	14,700	(27,021)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
AstraZeneca Plc, Strike Price GBP 29.57, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	48,900	$(12,834)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 26.15, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	83,600	(6,725)
Aveva Group Plc:
Strike Price GBP 20.20, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	24,400	(7,271)
Strike Price GBP 20.20, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	24,400	(11,811)
Strike Price GBP 20.44, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	20,000	(8,599)
Strike Price GBP 20.03, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	22,000	(16,068)
Babcock International Group Plc:
Strike Price GBP 9.57, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	49,300	(18,139)
Strike Price GBP 9.63, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	49,300	(18,132)
Banco Bradesco SA - ADR:
Strike Price USD 17.48, Expires 11/02/12, Broker Deutsche Bank Securities Corp.	93,000	(1)
Strike Price USD 15.99, Expires 12/11/12, Broker Credit Suisse First Boston	94,500	(31,961)
Banco Bradesco SA, Preference Shares, Strike Price BRL 33.04, Expires 11/14/12, Broker Credit Suisse First Boston	57,200	(8,015)
Barclays Plc - ADR, Strike Price USD 16.27, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	54,500	(11,177)
BNP Paribas SA, Strike Price EUR 42.58, Expires 12/19/12, Broker Morgan Stanley & Co., Inc.	62,600	(48,172)
British American Tobacco Plc, Strike Price GBP 32.25, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	145,700	(62,190)
China Construction Bank Corp.:
Strike Price HKD 5.81, Expires 12/05/12, Broker UBS Securities LLC	7,324,000	(179,829)
Strike Price HKD 5.87, Expires 12/05/12, Broker Banc of America Securities	2,050,000	(63,732)
Cisco Systems, Inc., Strike Price USD 18.28, Expires 11/27/12, Broker Credit Suisse First Boston	71,000	(13,180)
Continental AG, Strike Price EUR 76.81, Expires 12/12/12, Broker Banc of America Securities	17,700	(19,665)
CSL Ltd., Strike Price AUD 47.72, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	62,000	(67,003)
CSX Corp., Strike Price USD 21.29, Expires 12/13/12, Broker Morgan Stanley & Co., Inc.	66,000	(19,419)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Daimler AG, Strike Price EUR 38.96, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	60,900	$(26,965)
Danone SA, Strike Price EUR 47.26, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	63,800	(89,605)
Deutsche Bank AG, Strike Price EUR 32.64, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	97,200	(315,680)
Deutsche Lufthansa AG, Strike Price EUR 11.18, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	228,000	(207,567)
Diageo Plc, Strike Price GBP 17.79, Expires 12/12/12, Broker UBS Securities LLC	151,500	(69,805)
Dominion Resources, Inc.:
Strike Price USD 54.20, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	37,500	(676)
Strike Price USD 51.92, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	38,300	(51,438)
Eastman Chemical Co., Strike Price USD 58.55, Expires 1/02/13, Broker Goldman Sachs & Co.	35,000	(113,846)
Electrolux AB, Series B, Strike Price SEK 166.36, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	116,000	(120,635)
Eli Lilly & Co., Strike Price USD 52.76, Expires 12/19/12, Broker Citigroup Global Markets, Inc.	105,000	(19,918)
Eni SpA:
Strike Price EUR 17.52, Expires 11/12/12, Broker Barclays Capital Inc.	135,000	(57,757)
Strike Price EUR 17.93, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	57,000	(27,145)
Strike Price EUR 18.08, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	121,900	(46,240)
Experian Plc, Strike Price GBP 10.71, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	289,300	(87,619)
Exxon Mobil Corp.:
Strike Price USD 93.15, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	28,800	(17,916)
Strike Price USD 92.69, Expires 12/19/12, Broker Citigroup Global Markets, Inc.	42,000	(45,439)
F5 Networks, Inc., Strike Price USD 102.07, Expires 12/14/12, Broker Goldman Sachs & Co.	22,000	(5,691)
Federal Realty Investment Trust - REIT, Strike Price USD 108.91, Expires 12/14/12, Broker UBS Securities LLC	24,000	(22,368)
First Financial Holding Co., Strike Price TWD 17.88, Expires 12/05/12, Broker Banc of America Securities	4,638,000	(1,753)
Fomento Economico Mexicano SAB de CV - ADR: Strike Price USD 92.70, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	14,000	(9,757)
Strike Price USD 93.01, Expires 11/29/12, Broker UBS Securities LLC	16,700	(13,934)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Fresnillo Plc, Strike Price GBP 19.84, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	116,500	$(133,806)
GAM Holding AG:
Strike Price CHF 13.09, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	211,500	(26,245)
Strike Price CHF 12.83, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	103,000	(49,100)
Georgia Gulf Corp., Strike Price USD 39.49, Expires 12/06/12, Broker Morgan Stanley & Co., Inc.	52,000	(18,345)
Grupo Mexico SAB de CV, Series B:
Strike Price MXN 43.07, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	436,000	(27,041)
Strike Price MXN 42.33, Expires 12/19/12, Broker Credit Suisse First Boston	454,500	(47,788)
GSW Immobilien AG, Strike Price EUR 31.21, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	28,300	(45,474)
Hino Motors Ltd., Strike Price JPY 556.36, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	350,000	(266,244)
Honda Motor Co. Ltd., Strike Price JPY 2,528.34, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	94,600	(142,126)
HSBC Holdings Plc:
Strike Price GBP 5.96, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	401,000	(142,274)
Strike Price GBP 6.17, Expires 12/12/12, Broker Banc of America Securities	96,300	(17,050)
Iberdrola SA, Strike Price EUR 3.81, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	882,000	(268,833)
International Business Machines Corp., Strike Price USD 207.91, Expires 12/07/12, Broker Banc of America Securities	4,900	(2,451)
International Paper Co., Strike Price USD 37.01, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	95,000	(14,554)
JPMorgan Chase & Co., Strike Price USD 41, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	48,000	(78,393)
Keppel Corp. Ltd.:
Strike Price SGD 11.60, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	477,000	(435)
Strike Price SGD 11.43, Expires 12/05/12, Broker UBS Securities LLC	153,000	(6,904)
KeyCorp:
Strike Price USD 8.98, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	200,000	(2,563)
Strike Price USD 9.17, Expires 12/05/12, Broker Banc of America Securities	104,000	(4,439)

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Kraft Foods Group, Inc.:
Strike Price USD 46.64, Expires 11/30/12, Broker Goldman Sachs & Co.	53,000	$(17,185)
Strike Price USD 46.49, Expires 1/04/13, Broker Goldman Sachs & Co.	50,000	(34,527)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 129.44, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	8,000	(16,071)
Merck & Co., Inc., Strike Price USD 44, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	92,000	(153,084)
Merck KGaA, Strike Price EUR 101.51, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	19,100	(30,863)
Monsanto Co., Strike Price USD 87.35, Expires 12/06/12, Broker Goldman Sachs & Co.	28,500	(51,353)
National Grid Plc:
Strike Price GBP 6.97, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	357,300	(93,667)
Strike Price GBP 7.10, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	155,000	(26,373)
ORIX Corp., Strike Price JPY 8,215.65, Expires 12/05/12, Broker UBS Securities LLC	27,500	(95,438)
Owens Corning:
Strike Price USD 32.57, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	48,000	(95,321)
Strike Price USD 32.97, Expires 1/10/13, Broker Goldman Sachs & Co.	47,000	(109,977)
PanAust Ltd., Strike Price AUD 3.25, Expires 11/08/12, Broker UBS Securities LLC	391,500	(59,734)
Pfizer, Inc., Strike Price USD 26.26, Expires 12/17/12, Broker Goldman Sachs & Co.	170,000	(21,885)
Roche Holding AG:
Strike Price CHF 180.34, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	20,300	(63,807)
Strike Price CHF 186.73, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	16,500	(13,237)
Rowan Cos. Plc, Class A:
Strike Price USD 34.91, Expires 12/12/12, Broker Goldman Sachs & Co.	76,000	(19,307)
Strike Price USD 34.91, Expires 1/10/13, Broker Goldman Sachs & Co.	76,000	(39,209)
Samsung Electronics Co. Ltd., Strike Price KRW 1,359,944.89, Expires 11/08/12, Broker Goldman Sachs & Co.	2,600	(20,282)
Sanofi:
Strike Price EUR 68.74, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	44,600	(34,339)
Strike Price EUR 69.85, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	32,200	(15,721)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Seadrill Ltd.:
Strike Price NOK 229.99, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	65,300	$(44,184)
Strike Price NOK 236.05, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	71,800	(23,993)
Softbank Corp., Strike Price JPY 2,667.06, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	91,900	(166,763)
SPX Corp., Strike Price USD 65.44, Expires 12/13/12, Broker Goldman Sachs & Co.	29,500	(138,816)
Statoil ASA:
Strike Price NOK 148.37, Expires 11/28/12, Broker Banc of America Securities	30,200	(2,458)
Strike Price NOK 148.39, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	245,600	(19,884)
Subsea 7 SA:
Strike Price NOK 133.75, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	130,000	(33,767)
Strike Price NOK 129.30, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	91,900	(56,314)
Strike Price NOK 136.55, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	128,700	(36,215)
Svenska Cellulosa AB, B Shares:
Strike Price SEK 122.70, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	289,400	(337,799)
Strike Price SEK 128.28, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	93,500	(58,423)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR:
Strike Price USD 15.61, Expires 11/12/12, Broker Banc of America Securities	48,000	(18,352)
Strike Price USD 15.47, Expires 12/11/12, Broker Credit Suisse First Boston	53,000	(34,763)
Technip SA, Strike Price EUR 89.81, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	47,900	(56,885)
Telefonica SA, Strike Price EUR 10.65, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	109,500	(10,527)
Teradata Corp., Strike Price USD 68.69, Expires 12/10/12, Broker Goldman Sachs & Co.	45,500	(137,014)
Time Warner, Inc.:
Strike Price USD 41.86, Expires 11/07/12, Broker Citigroup Global Markets, Inc.	47,000	(78,404)
Strike Price USD 46.19, Expires 12/03/12, Broker Banc of America Securities	52,000	(8,076)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	59

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Tokio Marine Holdings, Inc., Strike Price JPY 2,156.29, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	149,700	$(215,372)
The Toronto-Dominion Bank, Strike Price CAD 83.35, Expires 12/11/12, Broker Citigroup Global Markets, Inc.	31,800	(19,226)
Tullow Oil Plc, Strike Price GBP 14.80, Expires 12/19/12, Broker UBS Securities LLC	150,000	(69,303)
Unilever Plc, Strike Price GBP 23.24, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	73,300	(28,269)
United Rentals, Inc., Strike Price USD 40.31, Expires 1/08/13, Broker Citigroup Global Markets, Inc.	131,000	(444,859)
Verizon Communications, Inc., Strike Price USD 43.06, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	10,000	(17,895)
Vertex Pharmaceuticals, Inc., Strike Price USD 50.84, Expires 12/07/12, Broker Banc of America Securities	45,800	(71,972)
Visa, Inc., Class A, Strike Price USD 141.73, Expires 12/11/12, Broker UBS Securities LLC	19,000	(50,379)
Vodafone Group Plc - ADR:
Strike Price USD 29.09, Expires 11/26/12, Broker Banc of America Securities	101,000	(1,961)
Strike Price USD 29.09, Expires 12/07/12, Broker Banc of America Securities	101,000	(4,190)
Volkswagen AG, Preference Shares:
Strike Price EUR 151.73, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	15,400	(169,225)
Strike Price EUR 156.05, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	6,500	(43,208)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Volvo AB, B Shares:
Strike Price SEK 96.80, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	173,000	$(6,994)
Strike Price SEK 89.44, Expires 12/12/12, Broker UBS Securities LLC	130,500	(49,235)
Wells Fargo & Co., Strike Price USD 34.57, Expires 12/04/12, Broker UBS Securities LLC	182,500	(88,068)
Wharf Holdings Ltd.:
Strike Price HKD 53.05, Expires 12/05/12, Broker UBS Securities LLC	298,000	(69,977)
Strike Price HKD 54.09, Expires 12/18/12, Broker Banc of America Securities	288,000	(57,593)
Yahoo! Japan Corp., Strike Price JPY 27,130.95, Expires 11/08/12, Broker UBS Securities LLC	6,500	(81,388)

Total Over-the-Counter Call Options		(7,699,792)

Total Options Written
(Premiums Received – $14,301,483) – (1.1)%		(11,619,050)

Total Investments Net of Options Written – 99.0%		1,031,280,469
Other Assets Less Liabilities – 1.0%		9,929,539

Net Assets – 100.0%		$1,041,210,008

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	30,113,366	24,848,416	54,961,782	$973	$72,041
BlackRock Liquidity Series, LLC Money Market Series	–	–	–	–	$37,365

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

—	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD	1,406,440	GBP	875,000	Citigroup Global Markets, Inc.	11/01/12	$(5,602)
USD	494,715	GBP	307,000	RBS Securities, Inc.	11/02/12	(710)

	Total					$(6,312)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$4,173,803	–	–	$4,173,803
Australia	13,461,822	$10,109,509	–	23,571,331
Belgium	–	8,593,806	–	8,593,806
Bermuda	5,329,800	–	–	5,329,800
Brazil	6,980,187	–	–	6,980,187
Canada	10,708,807	–	–	10,708,807
Cayman Islands	6,467,536	–	–	6,467,536
China	–	12,777,460	–	12,777,460
France	–	43,329,580	–	43,329,580
Germany	8,019,000	44,152,914	–	52,171,914
Hong Kong	–	18,137,362	–	18,137,362
India	–	9,238,273	–	9,238,273
Indonesia	3,836,001	12,983,553	–	16,819,554
Ireland	14,856,804	–	–	14,856,804
Italy	–	13,132,262	–	13,132,262
Japan	4,071,809	27,694,481	–	31,766,290
Mexico	10,574,450	6,575,429	–	17,149,879
Norway	–	22,448,474	–	22,448,474
Singapore	–	9,962,044	–	9,962,044
South Korea	–	5,820,182	–	5,820,182
Spain	–	10,936,946	–	10,936,946
Sweden	3,966,788	21,016,595	–	24,983,383
Switzerland	–	20,865,611	–	20,865,611
Taiwan	2,920,830	9,908,548	–	12,829,378
Thailand	–	4,745,398	–	4,745,398
United Kingdom	18,855,850	102,504,494	–	121,360,344
United States	458,781,329	–	–	458,781,329
Short-Term Securities	54,961,782	–	–	54,961,782

Total	$627,966,598	$414,932,921	–	$1,042,899,519

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	61

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,918,522)	$(8,700,528)	–	$(11,619,050)
Foreign currency exchange contracts	(6,312)	–	–	(6,312)

Total	$(2,924,834)	$(8,700,528)	–	$(11,625,362)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$456,943	–	–	$456,943
Foreign currency at value	10,052,554	–	–	10,052,554
Cash pledged as collateral for options written	410,000	–	–	410,000

Total	$10,919,497	–	–	$10,919,497

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology – 22.0%
3SBio, Inc. - ADR (a)	19,131	$256,547
Achillion Pharmaceuticals, Inc. (a)(b)	23,385	220,754
Alexion Pharmaceuticals, Inc. (a)(b)	51,860	4,687,107
Alnylam Pharmaceuticals, Inc. (a)(b)	25,336	409,683
Amgen, Inc. (b)	112,900	9,770,932
Ariad Pharmaceuticals, Inc. (a)(b)	100,896	2,174,309
BioMarin Pharmaceutical, Inc. (a)(b)	46,200	1,711,248
Celgene Corp. (a)	105,500	7,735,260
Celldex Therapeutics, Inc. (a)	17,118	94,320
ChemoCentryx, Inc. (a)	17,053	192,528
CSL Ltd.	30,375	1,498,124
Cubist Pharmaceuticals, Inc. (a)(b)(c)	43,400	1,861,860
Exelixis, Inc. (a)(b)(c)	73,300	348,175
Genmab A/S (a)	32,821	457,002
Gilead Sciences, Inc. (a)(b)	92,211	6,192,891
Incyte Corp. Ltd. (a)(c)	64,700	1,032,612
Infinity Pharmaceuticals, Inc. (a)(b)	40,800	913,512
Intercept Pharmaceuticals, Inc. (a)	7,400	137,566
Medivation, Inc. (a)(b)	48,095	2,458,616
Momenta Pharmaceuticals, Inc. (a)(c)	40,500	513,540
Pharmacyclics, Inc. (a)(b)	27,700	1,691,639
Puma Biotechnology, Inc. (a)	17,200	354,320
Seattle Genetics, Inc. (a)(b)	85,500	2,151,180
Verastem, Inc. (a)	16,500	131,010
Vertex Pharmaceuticals, Inc. (a)	21,005	1,013,281

		48,008,016

Chemicals – 0.5%
Sigma-Aldrich Corp. (b)	14,900	1,045,086

Diversified Consumer Services – 0.6%
Service Corp. International	41,400	581,256
Stewart Enterprises, Inc., Class A	94,200	731,934

		1,313,190

Food & Staples Retailing – 1.2%
Brazil Pharma SA	104,000	632,382
CVS Caremark Corp. (b)	44,000	2,041,600

		2,673,982

Health Care Equipment & Supplies – 12.8%
Align Technology, Inc. (a)(b)(c)	18,819	500,209
ArthroCare Corp. (a)	41,800	1,257,344
Baxter International, Inc. (b)	60,800	3,807,904
The Cooper Cos., Inc. (b)	34,900	3,349,702
Covidien Plc	63,600	3,494,820
Cyberonics, Inc. (a)	13,620	629,925
DENTSPLY International, Inc.	32,200	1,186,248
Given Imaging Ltd. (a)(b)	25,329	458,455
Intuitive Surgical, Inc. (a)(b)(c)	4,907	2,660,674
Medtronic, Inc. (b)	32,200	1,338,876
ResMed, Inc. (b)	40,000	1,597,600
Sirona Dental Systems, Inc. (a)(b)	50,600	2,897,356
Stryker Corp. (b)	46,300	2,435,380
Thoratec Corp. (a)(b)	35,200	1,256,640
Zimmer Holdings, Inc.	18,800	1,207,148

		28,078,281

Common Stocks	Shares	Value

Health Care Providers & Services – 19.4%
Aetna, Inc. (b)	53,411	$2,334,061
AMERIGROUP Corp. (a)	8,300	758,122
AmerisourceBergen Corp. (b)	30,600	1,206,864
Brookdale Senior Living, Inc. (a)(b)	85,300	2,001,138
Capital Senior Living Corp. (a)	59,564	957,789
Cardinal Health, Inc.	72,700	2,990,151
Catamaran Corp. (a)(b)	74,600	3,518,136
CIGNA Corp. (b)	33,500	1,708,500
Express Scripts Holding Co. (a)(b)	114,676	7,057,161
HCA Holdings, Inc. (b)	39,900	1,133,559
Henry Schein, Inc. (a)(b)(c)	16,500	1,217,370
Humana, Inc. (b)	20,543	1,525,729
Laboratory Corp. of America Holdings (a)(b)	12,600	1,067,598
McKesson Corp. (b)	25,000	2,332,750
Quest Diagnostics, Inc. (b)	31,149	1,797,920
Team Health Holdings, Inc. (a)(b)	37,085	986,832
UnitedHealth Group, Inc.	85,834	4,806,704
Universal Health Services, Inc., Class B (b)	43,900	1,817,021
VCA Antech, Inc. (a)(c)	82,642	1,618,130
WellPoint, Inc. (b)	24,900	1,525,872

		42,361,407

Health Care Technology – 0.5%
Cerner Corp. (a)(b)(c)	14,400	1,097,136

Industrial Conglomerates – 0.6%
Koninklijke Philips Electronics NV	54,433	1,363,325

Life Sciences Tools & Services – 5.6%
Agilent Technologies, Inc. (b)	65,000	2,339,350
ICON Plc - ADR (a)	54,700	1,287,638
Illumina, Inc. (a)(b)	26,300	1,249,513
Life Technologies Corp. (a)(b)	41,200	2,015,092
Luminex Corp. (a)	19,553	314,412
Mettler-Toledo International, Inc. (a)(b)	4,333	733,880
Thermo Fisher Scientific, Inc. (b)	38,600	2,356,916
Waters Corp. (a)	22,615	1,850,133

		12,146,934

Pharmaceuticals – 36.1%
Abbott Laboratories (b)	49,200	3,223,584
Allergan, Inc.	49,100	4,415,072
AstraZeneca Plc	23,100	1,071,266
Bayer AG (b)	16,100	1,403,801
Bristol-Myers Squibb Co. (b)	54,900	1,825,425
Elan Corp. Plc - ADR (a)	95,800	1,034,640
Eli Lilly & Co. (b)	208,700	10,149,081
Forest Laboratories, Inc. (a)(b)	35,400	1,193,334
Hospira, Inc. (a)(b)(c)	42,500	1,304,325
Johnson & Johnson (b)	120,770	8,552,931
Merck & Co., Inc. (b)	163,000	7,437,690
Merck KGaA	9,000	1,151,129
Mylan, Inc. (a)(b)	50,400	1,277,136
Novartis AG (b)	59,600	3,593,914
Perrigo Co. (b)	20,900	2,403,709
Pfizer, Inc. (b)	367,300	9,134,751
Roche Holding AG	36,900	7,107,870

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	63

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Sanofi	74,600	$6,551,893
Teva Pharmaceutical Industries Ltd. - ADR (b)	21,800	881,156
UCB SA (b)	19,800	1,156,464
Valeant Pharmaceuticals International, Inc. (a)	29,000	1,621,970
Watson Pharmaceuticals, Inc. (a)	27,800	2,389,410

		78,880,551

Total Long-Term Investments
(Cost – $ 185,023,611) – 99.3%		216,967,908

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(f)	4,024,895	4,024,895

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.31% (d)(e)(f)	$4,186	4,185,923

Total Short-Term Securities (Cost – $ 8,210,818) – 3.8%		8,210,818

Total Investments Before Options Written (Cost – $ 193,234,429) – 103.1%		225,178,726

Options Written	Contracts

Exchange-Traded Call Options – (0.8)%
Abbott Laboratories:
Strike Price USD 66, Expires 11/17/12	210	(14,688)
Strike Price USD 70, Expires 11/19/12	100	(650)
Achillion Pharmaceuticals, Inc., Strike Price USD 12.50, Expires 11/19/12	80	(600)
Aetna, Inc., Strike Price USD 39, Expires 11/19/12	160	(77,600)
Agilent Technologies, Inc., Strike Price USD 41, Expires 1/21/13	160	(5,280)
Alexion Pharmaceuticals, Inc., Strike Price USD 105, Expires 11/19/12	255	(4,463)
Align Technology, Inc., Strike Price USD 38.10, Expires 12/04/12	146	(9)
Alnylam Pharmaceuticals, Inc., Strike Price USD 20, Expires 12/04/12	80	(177)
AmerisourceBergen Corp., Strike Price USD 39, Expires 11/19/12	90	(9,000)
Amgen, Inc.:
Strike Price USD 82, Expires 11/02/12	340	(154,294)
Strike Price USD 83.50, Expires 11/17/12	55	(18,725)
Ariad Pharmaceuticals, Inc., Strike Price USD 20, Expires 11/19/12	450	(82,125)
Baxter International, Inc.:
Strike Price USD 57.50, Expires 11/19/12	90	(46,575)
Strike Price USD 62.50, Expires 11/19/12	90	(8,415)
Bayer AG, Strike Price EUR 68, Expires 11/16/12	50	(5,738)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
BioMarin Pharmaceutical, Inc.:
Strike Price USD 39, Expires 11/19/12	100	$(26,500)
Strike Price USD 40, Expires 11/19/12	53	(12,058)
Bristol-Myers Squibb Co., Strike Price USD 34, Expires 11/19/12	165	(3,465)
Brookdale Senior Living, Inc.:
Strike Price USD 20, Expires 11/02/12	215	(74,394)
Strike Price USD 25, Expires 11/19/12	40	(2,100)
Catamaran Corp.:
Strike Price USD 45, Expires 11/08/12	200	(46,321)
Strike Price USD 50, Expires 11/19/12	23	(2,645)
Cerner Corp., Strike Price USD 80, Expires 11/19/12	59	(3,098)
CIGNA Corp., Strike Price USD 48, Expires 11/19/12	100	(35,250)
The Cooper Cos., Inc., Strike Price USD 85, Expires 11/19/12	125	(135,625)
Cubist Pharmaceuticals, Inc., Strike Price USD 50, Expires 11/19/12	135	(1,350)
CVS Caremark Corp., Strike Price USD 46, Expires 11/19/12	130	(11,570)
Eli Lilly & Co., Strike Price USD 52.50, Expires 11/19/12	85	(808)
Exelixis, Inc., Strike Price USD 6, Expires 12/24/12	242	(7,865)
Express Scripts Holding Co.:
Strike Price USD 60, Expires 11/19/12	137	(36,579)
Strike Price USD 62.50, Expires 11/19/12	215	(27,842)
Forest Laboratories, Inc., Strike Price USD 35, Expires 11/19/12	117	(3,510)
Gilead Sciences, Inc.:
Strike Price USD 57.50, Expires 11/19/12	265	(259,700)
Strike Price USD 65, Expires 11/19/12	30	(9,450)
Given Imaging Ltd., Strike Price USD 17.50, Expires 11/19/12	75	(11,812)
HCA Holdings, Inc.:
Strike Price USD 28.50, Expires 11/02/12	45	(4,334)
Strike Price USD 31.50, Expires 11/19/12	75	(2,100)
Henry Schein, Inc., Strike Price USD 80, Expires 11/09/12	55	(3)
Hospira, Inc., Strike Price USD 36.25, Expires 11/29/12	120	(930)
Humana, Inc., Strike Price USD 70, Expires 11/19/12	65	(35,100)
Illumina, Inc., Strike Price USD 52.50, Expires 11/19/12	75	(3,562)
Infinity Pharmaceuticals, Inc.:
Strike Price USD 18.60, Expires 11/13/12	80	(30,395)
Strike Price USD 25, Expires 11/19/12	40	(1,800)
Intuitive Surgical, Inc., Strike Price USD 530, Expires 11/05/12	10	(19,491)
Johnson & Johnson, Strike Price USD 70, Expires 11/19/12	335	(42,545)
Laboratory Corp. of America Holdings, Strike Price USD 92.50, Expires 11/19/12	40	(1,000)

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Life Technologies Corp., Strike Price USD 50, Expires 11/19/12	120	$(12,000)
McKesson Corp., Strike Price USD 87.50, Expires 11/19/12	140	(81,200)
Medivation, Inc., Strike Price USD 49.13, Expires 11/02/12	220	(44,422)
Medtronic, Inc., Strike Price USD 41, Expires 11/19/12	100	(10,600)
Merck & Co., Inc.:
Strike Price USD 45.50, Expires 11/17/12	120	(7,951)
Strike Price USD 46, Expires 11/19/12	150	(7,350)
Mettler-Toledo International, Inc., Strike Price USD 169, Expires 11/05/12	12	(2,454)
Mylan, Inc., Strike Price USD 25, Expires 11/19/12	150	(9,600)
Novartis AG:
Strike Price CHF 57, Expires 11/16/12	75	(3,379)
Strike Price CHF 57, Expires 12/21/12	17	(1,545)
Strike Price CHF 60, Expires 12/21/12	27	(395)
Perrigo Co., Strike Price USD 110, Expires 11/19/12	65	(38,350)
Pfizer, Inc.:
Strike Price USD 24, Expires 11/19/12	450	(43,650)
Strike Price USD 25, Expires 11/19/12	675	(22,613)
Pharmacyclics, Inc., Strike Price USD 65, Expires 11/19/12	170	(25,925)
Quest Diagnostics, Inc., Strike Price USD 60, Expires 11/19/12	100	(3,000)
ResMed, Inc.:
Strike Price USD 37, Expires 11/02/12	50	(14,685)
Strike Price USD 40.50, Expires 11/02/12	130	(1,175)
Seattle Genetics, Inc.:
Strike Price USD 30, Expires 11/19/12	100	(1,750)
Strike Price USD 25, Expires 12/24/12	75	(14,812)
Strike Price USD 30, Expires 12/24/12	120	(5,700)
Sigma-Aldrich Corp., Strike Price USD 74.50, Expires 11/12/12	50	(191)
Sirona Dental Systems, Inc.:
Strike Price USD 55, Expires 11/02/12	60	(13,613)
Strike Price USD 55, Expires 11/19/12	62	(18,600)
Strike Price USD 60, Expires 11/19/12	45	(2,250)
Stryker Corp., Strike Price USD 54, Expires 12/03/12	165	(9,191)
Team Health Holdings, Inc., Strike Price USD 30, Expires 1/21/13	120	(9,600)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 40, Expires 11/19/12	45	(4,388)
Thermo Fisher Scientific, Inc.:
Strike Price USD 57.25, Expires 11/17/12	40	(15,437)
Strike Price USD 60.70, Expires 11/17/12	80	(9,598)
Thoratec Corp., Strike Price USD 34, Expires 11/19/12	115	(27,600)
UCB SA, Strike Price EUR 44, Expires 11/16/12	80	(12,079)
Universal Health Services, Inc., Class B, Strike Price USD 45, Expires 11/19/12	130	(2,275)
WellPoint, Inc., Strike Price USD 62.50, Expires 11/19/12	80	(13,240)

Total Exchange-Traded Call Options		(1,772,159)

Options Written	Contracts	Value

Over-the-Counter Call Options – (0.3)%
Allergan, Inc., Strike Price USD 87.14, Expires 11/05/12, Broker Credit Suisse First Boston	16,000	$(46,685)
ArthroCare Corp., Strike Price USD 32.30, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	14,500	(4,202)
AstraZeneca Plc, Strike Price GBP 29.37, Expires 11/06/12, Broker UBS Securities LLC	7,400	(419)
Brazil Pharma SA, Strike Price BRL 11.88, Expires 11/02/12, Broker UBS Securities LLC	30,000	(7,157)
Capital Senior Living Corp., Strike Price USD 14.67, Expires 12/05/12, Broker Banc of America Securities	20,800	(31,231)
Cardinal Health, Inc., Strike Price USD 40.77, Expires 11/05/12, Broker Morgan Stanley & Co., Inc.	22,000	(9,730)
Celgene Corp.:
Strike Price USD 78, Expires 11/01/12, Broker Goldman Sachs & Co.	10,000	–
Strike Price USD 71.56, Expires 11/05/12, Broker Deutsche Bank Securities Corp.	25,500	(52,592)
Covidien Plc, Strike Price USD 60, Expires 11/01/12, Broker Goldman Sachs & Co.	16,000	–
CSL Ltd., Strike Price AUD 47.72, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	13,000	(14,049)
Cyberonics, Inc., Strike Price USD 53, Expires 11/01/12, Broker Barclays Capital Inc.	10,000	–
DENTSPLY International, Inc., Strike Price USD 39.12, Expires 11/02/12, Broker UBS Securities LLC	9,500	–
Elan Corp. Plc - ADR, Strike Price USD 11.93, Expires 11/02/12, Broker Banc of America Securities	31,600	–
Eli Lilly & Co.:
Strike Price USD 47.50, Expires 11/01/12, Broker Barclays Capital Inc.	22,500	(25,479)
Strike Price USD 44, Expires 11/07/12, Broker Goldman Sachs & Co.	32,000	(147,066)
Genmab A/S, Strike Price DKK 82.05, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	19,000	(20,767)
ICON Plc - ADR, Strike Price USD 24.69, Expires 11/09/12, Broker Banc of America Securities	18,000	(263)
Incyte Corp. Ltd., Strike Price USD 18.25, Expires 12/11/12, Broker Goldman Sachs & Co.	20,000	(9,902)
Koninklijke Philips Electronics NV, Strike Price EUR 19.06, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	18,000	(8,511)
Merck & Co., Inc.:
Strike Price USD 44, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	16,000	(26,623)
Strike Price USD 44.33, Expires 12/03/12, Broker UBS Securities LLC	5,000	(8,256)
Merck KGaA, Strike Price EUR 95.27, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	3,000	(14,642)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	65

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Momenta Pharmaceuticals, Inc., Strike Price USD 15.50, Expires 11/01/12, Broker Barclays Capital, Inc.	13,500	$–
Roche Holding AG:
Strike Price CHF 178.79, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	4,700	(16,010)
Strike Price CHF 175.84, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	6,000	(36,090)
Sanofi:
Strike Price EUR 69.16, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	17,200	(1,461)
Strike Price EUR 68.63, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	6,600	(2,243)
Service Corp. International, Strike Price USD 13.92, Expires 11/08/12, Broker UBS Securities LLC	13,500	(3,300)
Stewart Enterprises, Inc., Class A, Strike Price USD 8.17, Expires 12/06/12, Broker UBS Securities LLC	32,000	(3,337)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 41.69, Expires 11/05/12, Broker Credit Suisse First Boston	3,000	(155)
UnitedHealth Group, Inc., Strike Price USD 54, Expires 12/03/12, Broker UBS Securities LLC	26,000	(71,602)
Valeant Pharmaceuticals International, Inc., Strike Price USD 58.40, Expires 12/06/12, Broker Goldman Sachs & Co. 8,500		(19,959)
VCA Antech, Inc., Strike Price USD 20.50, Expires 12/04/12, Broker Morgan Stanley & Co., Inc.	27,500	(6,247)
Vertex Pharmaceuticals, Inc., Strike Price USD 58.50, Expires 11/01/12, Broker Barclays Capital Inc.	21,000	–

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Waters Corp., Strike Price USD 83.50, Expires 12/03/12, Broker Goldman Sachs & Co.	5,300	$(4,762)
Watson Pharmaceuticals, Inc., Strike Price USD 83, Expires 12/04/12, Broker Goldman Sachs & Co.	9,000	(34,128)
Zimmer Holdings, Inc., Strike Price USD 63.38, Expires 11/05/12, Broker UBS Securities LLC	10,800	(12,047)

Total Over-the-Counter Call Options		(638,915)

Over-the-Counter Put Options – (0.3)%
Acorda Therapeutics, Inc., Strike Price USD 25.48, Expires 12/03/12, Broker Goldman Sachs & Co.	67,900	(201,493)
Protalix BioTherapeutics, Inc., Strike Price USD 5.50, Expires 11/23/12, Broker Barclays Capital Inc.	113,170	(84,063)
Vertex Pharmaceuticals, Inc., Strike Price USD 55, Expires 11/23/12, Broker Barclays Capital Inc.	43,500	(302,695)

Total Over-the-Counter Put Options		(588,251)

Total Options Written (Premiums Received – $3,032,637) – (1.4)%		(2,999,325)

Total Investments Net of Options Written – 101.7%		222,179,401
Liabilities in Excess of Other Assets – (1.7)%		(3,802,407)

Net Assets – 100.0%		$218,376,994

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at October 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	7,801,065	(3,776,170)	4,024,895	$178	$15,465
BlackRock Liquidity Series, LLC Money Market Series	$7,320,205	$(3,134,282)	$4,185,923	–	$19,062

—	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
CHF 1,336,283	USD 1,436,020	The Bank of New York Mellon Corp.	11/05/12	$ (1,062)
—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

66	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments:
Common Stocks:
Biotechnology	$ 46,052,890	$ 1,955,126	–	$ 48,008,016
Chemicals	1,045,086	–	–	1,045,086
Diversified Consumer Services	1,313,190	–	–	1,313,190
Food & Staples Retailing	2,673,982	–	–	2,673,982
Health Care Equipment & Supplies	28,078,281	–	–	28,078,281
Health Care Providers & Services	42,361,407	–	–	42,361,407
Health Care Technology	1,097,136	–	–	1,097,136
Industrial Conglomerates	–	1,363,325	–	1,363,325
Life Sciences Tools & Services	12,146,934	–	–	12,146,934
Pharmaceuticals	56,844,214	22,036,337	–	78,880,551
Short-Term Securities	4,024,895	4,185,923	–	8,210,818

Total	$195,638,015	$29,540,711	–	$225,178,726

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,266,544)	$(1,732,781)	–	$(2,999,325)
Foreign currency exchange contracts	(1,062)	–	–	(1,062)

Total	$(1,267,606)	$(1,732,781)	–	$(3,000,387)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,807	–	–	$1,807
Liabilities:
Collateral on securities loaned at value	–	$(4,185,923)	–	(4,185,923)
Total	$1,807	$(4,185,923)	–	$(4,184,116)

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	67

Schedule of Investments October 31, 2012	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina – 0.4%
Arcos Dorados Holdings, Inc., Class A (a)	313,900	$4,052,449
Australia – 4.3%
Australia & New Zealand Banking Group Ltd.	485,800	12,816,079
BHP Billiton Ltd. - ADR (a)	284,700	20,139,678
CSL Ltd.	119,750	5,906,184
		38,861,941
Belgium – 0.9%
Anheuser-Busch InBev NV	99,646	8,333,463
Brazil – 1.5%
Banco Bradesco SA - ADR	478,100	7,487,046
BRF - Brasil Foods SA	357,100	6,496,563

		13,983,609
Canada – 3.6%
Canadian Natural Resources Ltd.	157,700	4,752,711
Gildan Activewear, Inc. (a)	100,200	3,412,067
Manulife Financial Corp. (a)	322,200	3,980,924
Royal Bank of Canada (a)	127,100	7,246,132
Yamana Gold, Inc. (a)	685,200	13,837,781

		33,229,615
Cayman Islands – 0.6%
Eurasia Drilling Co., Ltd. - GDR	162,071	5,607,657
China – 1.9%
China Construction Bank Corp., H Shares	15,634,000	11,720,280
Tencent Holdings Ltd.	168,200	5,916,346

		17,636,626
Finland – 0.8%
Konecranes OYJ	222,400	7,071,918
France – 6.9%
AXA SA	452,973	7,219,769
BNP Paribas SA	77,100	3,889,287
Danone SA	151,700	9,330,612
LVMH Moet Hennessy Louis Vuitton SA (a)	33,700	5,478,948
Publicis Groupe SA	114,600	6,173,980
Sanofi	265,500	23,318,063
Societe Generale SA (b)	29,900	953,570
Technip SA	59,500	6,711,024

		63,075,253
Germany – 6.3%
BASF SE	140,100	11,621,290
Continental AG	21,900	2,204,224
Daimler AG	111,700	5,232,542
Deutsche Bank AG	194,200	8,845,976
Deutsche Lufthansa AG	354,100	5,417,374
Merck KGaA	57,400	7,341,646
SAP AG - ADR (a)	95,400	6,954,660
Volkswagen AG, Preference Shares	46,100	9,571,501

		57,189,213
Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc	430,299	835,965

Common Stocks	Shares	Value

Hong Kong – 3.4%
AIA Group Ltd.	4,925,400	$19,423,153
Melco Crown Entertainment Ltd. - ADR (a)(b)	198,400	2,878,784
Wharf Holdings Ltd.	1,320,600	9,004,251

		31,306,188
India – 1.4%
ICICI Bank Ltd.	238,500	4,641,510
ICICI Bank Ltd. - ADR (a)	115,500	4,533,375
Jubilant Foodworks Ltd. (b)	138,933	3,251,250

		12,426,135
Indonesia – 1.4%
Global Mediacom Tbk PT	17,007,500	4,018,242
Indofood Sukses Makmur Tbk PT	8,960,300	5,301,711
Tower Bersama Infrastructure Tbk PT (b)	5,954,100	3,092,607

		12,412,560
Ireland – 2.0%
Accenture Plc, Class A (a)	88,800	5,986,007
CRH Plc	662,443	12,336,554

		18,322,561
Israel – 0.5%
Teva Pharmaceutical Industries Ltd. - ADR (a)	110,400	4,462,368
Italy – 1.8%
Eni SpA	697,000	16,038,525
Japan – 6.0%
Honda Motor Co. Ltd.	152,300	4,578,633
JGC Corp.	198,000	6,812,276
Kubota Corp.	788,800	8,065,557
ORIX Corp.	47,500	4,878,723
Softbank Corp.	173,200	5,470,054
Sumitomo Mitsui Financial Group, Inc.	279,000	8,525,404
Tokio Marine Holdings, Inc.	234,800	6,215,187
Toyota Motor Corp.	164,200	6,331,086
Yahoo! Japan Corp.	10,709	3,685,034

		54,561,954
Jersey, Channel Islands – 1.2%
Randgold Resources Ltd.	88,400	10,567,198
Malaysia – 0.4%
Astro Malaysia Holdings Bhd (b)	4,111,900	3,658,322
Mexico – 2.8%
Alpek SA de CV	849,000	2,198,037
Fomento Economico Mexicano SAB de
CV - ADR (a)	105,400	9,550,294
Fresnillo Plc	350,000	10,865,912
Grupo Financiero Santander Mexico SAB de CV, Series B - ADR (b)	20,500	280,235
Grupo Mexico SAB de CV, Series B	685,000	2,197,190

		25,091,668
Netherlands – 2.1%
ASML Holding NV	209,525	11,518,000
NXP Semiconductors NV (b)	181,100	4,393,486
Ziggo NV	103,000	3,336,232

		19,247,718
Norway – 0.9%
Seadrill Ltd.	208,389	8,443,978

See Notes to Financial Statements.

68	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Singapore – 2.8%
Avago Technologies Ltd. (a)	144,026	$4,757,179
DBS Group Holdings Ltd.	520,000	5,905,343
Keppel Corp., Ltd.	946,000	8,230,649
Singapore Telecommunications Ltd.	2,355,400	6,204,158

		25,097,329

South Africa – 0.6%
MTN Group Ltd.	292,400	5,283,513

South Korea – 1.5%
Samsung Electronics Co. Ltd.	11,300	13,560,425

Spain – 1.7%
Iberdrola SA	1,391,400	7,205,967
Red Electrica Corporacion SA	93,078	4,364,238
Telefonica SA	294,400	3,885,706

		15,455,911

Sweden – 4.1%
Electrolux AB, Series B	356,915	9,131,522
Svenska Cellulosa AB, B Shares	669,940	13,061,288
Volvo AB, B Shares	1,128,400	15,226,876

		37,419,686

Switzerland – 11.4%
Actelion Ltd.	105,216	5,074,952
GAM Holding AG	975,600	13,644,150
Nestle SA	278,600	17,687,821
Roche Holding AG	143,200	27,583,931
Sulzer AG	31,500	4,559,433
Swiss Re AG	202,788	14,032,394
Syngenta AG	55,600	21,677,858

		104,260,539

Taiwan – 0.7%
Mega Financial Holding Co. Ltd.	8,212,152	5,965,251

Thailand – 0.4%
Charoen Pokphand Foods PCL	3,403,000	3,913,728

United Kingdom – 24.8%
Aberdeen Asset Management Plc	1,432,387	7,512,744
Antofagasta Plc	305,665	6,218,535
APR Energy Plc	868,649	9,537,865
Ashtead Group Plc	794,508	4,799,884
AstraZeneca Plc	252,300	11,700,447
Aveva Group Plc	142,656	4,590,565
Babcock International Group Plc	148,400	2,345,839
Barclays Plc - ADR (a)	472,900	6,998,920
British American Tobacco Plc	283,100	14,041,755
Clinigen Healthcare Ltd. (b)	848,300	2,648,927
De La Rue Plc	313,871	5,368,077
Diageo Plc	304,700	8,710,991
Direct Line Insurance Group (b)	1,645,136	5,163,699
Experian Plc	785,423	13,588,690
Hargreaves Lansdown Plc	431,173	5,145,752
HSBC Holdings Plc	1,464,900	14,442,984
Inchcape Plc	657,620	4,276,828
Intertek Group Plc	155,500	7,088,086

Common Stocks	Shares	Value

United Kingdom (concluded)
Jardine Lloyd Thompson Group P	381,200	$4,582,224
National Grid Plc	1,212,100	13,823,571
Rexam Plc	2,746,800	19,833,698
Rotork Plc	112,362	4,139,607
SSE Plc	500,800	11,713,416
Subsea 7 SA	524,594	11,500,178
Tullow Oil Plc	285,800	6,493,078
Unilever Plc	191,400	7,139,884
Vodafone Group Plc - ADR	445,100	12,115,622

		225,521,866

United States – 0.5%
Sirona Dental Systems, Inc. (a)(b)	80,700	4,620,882

Total Long-Term Investments (Cost – $ 839,609,041) – 99.7%		907,516,014

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	11,164,990	11,164,990
Total Short-Term Securities (Cost – $ 11,164,990) – 1.2%		11,164,990
Total Investments Before Options Written (Cost – $ 850,774,031) – 100.9%		918,681,004

Options Written	Contracts

Exchange-Traded Call Options – (0.1)%
Accenture Plc, Class A:
Strike Price USD 62.50, Expires 11/19/12	2	(1,020)
Strike Price USD 67.50, Expires 11/19/12	5	(550)
Strike Price USD 70, Expires 1/21/13	490	(85,750)
Arcos Dorados Holdings, Inc., Class A, Strike Price USD 15, Expires 11/19/12	1,050	(10,500)
Avago Technologies Ltd.:
Strike Price USD 37, Expires 11/02/12	125	–
Strike Price USD 35, Expires 11/19/12	700	(19,250)
Barclays Plc - ADR:
Strike Price USD 15, Expires 11/19/12	2,085	(78,188)
Strike Price USD 15, Expires 12/24/12	275	(19,250)
Strike Price USD 16, Expires 12/24/12	275	(9,625)
BHP Billiton Ltd. - ADR, Strike Price USD 72.50, Expires 11/19/12	1,560	(106,860)
Fomento Economico Mexicano SAB de CV - ADR, Strike Price USD 90, Expires 11/05/12	200	(23,025)
Gildan Activewear, Inc., Strike Price CAD 32, Expires 11/19/12	560	(122,793)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	69

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
ICICI Bank Ltd. - ADR, Strike Price USD 41, Expires 11/19/12	1,150	$(41,400)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 130, Expires 11/16/12	95	(7,699)
Manulife Financial Corp., Strike Price CAD 12, Expires 11/19/12	855	(43,660)
Melco Crown Entertainment Ltd. - ADR:
Strike Price USD 13, Expires 11/19/12	560	(91,000)
Strike Price USD 14, Expires 11/19/12	555	(45,788)
Royal Bank of Canada, Strike Price CAD 57, Expires 11/19/12	30	(1,622)
SAP AG - ADR:
Strike Price USD 75, Expires 11/19/12	344	(23,220)
Strike Price USD 72.40, Expires 12/14/12	180	(47,572)
Sirona Dental Systems, Inc., Strike Price USD 55, Expires 11/02/12	450	(102,094)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 40.75, Expires 12/07/12	460	(40,806)
Yamana Gold, Inc., Strike Price CAD 19, Expires 11/19/12	1,600	(212,265)

Total Exchange-Traded Call Options		(1,133,937)

Over-the-Counter Call Options – (1.7)%
Aberdeen Asset Management Plc:
Strike Price GBP 2.85, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	427,800	(279,149)
Strike Price GBP 3.24, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	360,000	(46,098)
Actelion Ltd., Strike Price CHF 46.06, Expires 12/05/12, Broker Banc of America Securities	57,900	(31,724)
AIA Group Ltd.:
Strike Price HKD 28.82, Expires 11/08/12, Broker Banc of America Securities	280,000	(75,645)
Strike Price HKD 29.08, Expires 11/08/12, Broker UBS Securities LLC	1,539,400	(373,572)
Strike Price HKD 30.15, Expires 12/05/12, Broker UBS Securities LLC	889,600	(154,654)
Alpek SA de CV, Strike Price MXN 35.20, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	476,400	(7,064)
Anheuser-Busch InBev NV, Strike Price EUR 70.97, Expires 11/06/12, Broker Banc of America Securities	57,900	(146)
Antofagasta Plc:
Strike Price GBP 13.08, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	103,000	(17,041)
Strike Price GBP 13.39, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	66,000	(19,117)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
APR Energy Plc:
Strike Price GBP 6.45, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	56,500	$(32,390)
Strike Price GBP 8.08, Expires 11/13/12, Broker Banc of America Securities	58,200	(136)
Strike Price GBP 8.28, Expires 11/21/12, Broker UBS Securities LLC	42,900	(8)
Strike Price GBP 8.28, Expires 11/27/12, Broker UBS Securities LLC	42,900	(550)
Strike Price GBP 7.69, Expires 12/03/12, Broker UBS Securities LLC	31,800	(2,179)
Strike Price GBP 8.28, Expires 12/05/12, Broker UBS Securities LLC	42,900	(1,171)
Strike Price GBP 7.69, Expires 12/07/12, Broker UBS Securities LLC	31,800	(2,633)
Strike Price GBP 7.78, Expires 12/12/12, Broker UBS Securities LLC	46,100	(3,861)
Strike Price GBP 7.78, Expires 12/19/12, Broker UBS Securities LLC	46,100	(5,030)
Strike Price GBP 7.78, Expires 1/03/13, Broker Banc of America Securities	33,000	(5,300)
Strike Price GBP 7.78, Expires 1/10/13, Broker Banc of America Securities	33,000	(6,121)
Arcos Dorados Holdings, Inc., Class A, Strike Price USD 15.51, Expires 12/07/12, Broker Citigroup Global Markets, Inc.	71,000	(5,964)
Ashtead Group Plc:
Strike Price GBP 2.83, Expires 11/06/12, Broker Barclays Capital Inc.	195,500	(289,697)
Strike Price GBP 3.40, Expires 11/06/12, Broker Deutsche Bank Securities Corp.	46,000	(25,913)
Strike Price GBP 3.48, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	195,500	(92,541)
ASML Holding NV:
Strike Price EUR 41.36, Expires 11/06/12, Broker UBS Securities LLC	21,000	(28,625)
Strike Price EUR 48.60, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	32,200	(6)
Strike Price EUR 42.94, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	45,000	(33,596)
Strike Price EUR 44.13, Expires 11/13/12, Broker Banc of America Securities	19,800	(1,097)

See Notes to Financial Statements.

70	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
AstraZeneca Plc:
Strike Price GBP 29.37, Expires 11/06/12, Broker UBS Securities LLC	75,400	$(4,274)
Strike Price GBP 29.88, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	71,200	(876)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 26.15, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	267,200	(21,495)
Aveva Group Plc:
Strike Price GBP 18.96, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	7,300	(11,581)
Strike Price GBP 19.34, Expires 11/06/12, Broker UBS Securities LLC	52,000	(50,538)
Strike Price GBP 20.20, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	9,600	(2,861)
Strike Price GBP 20.20, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	9,600	(4,647)
AXA SA:
Strike Price EUR 11.94, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	164,300	(79,335)
Strike Price EUR 11.96, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	185,000	(128,085)
Babcock International Group Plc:
Strike Price GBP 9.57, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	43,100	(15,858)
Strike Price GBP 9.63, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	38,500	(14,160)
Banco Bradesco SA - ADR:
Strike Price USD 17.48, Expires 11/02/12, Broker Deutsche Bank Securities Corp.	129,000	(1)
Strike Price USD 15.99, Expires 12/11/12, Broker Credit Suisse First Boston	134,000	(45,321)
BASF SE:
Strike Price EUR 62.96, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	14,500	(24,505)
Strike Price EUR 69.39, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	30,000	(405)
Strike Price EUR 67.23, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	15,000	(8,165)
Strike Price EUR 62.99, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	17,600	(50,761)
BNP Paribas SA, Strike Price EUR 36.53, Expires 11/06/12, Broker Banc of America Securities	44,900	(139,009)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
BRF - Brasil Foods SA, Strike Price BRL 33.72, Expires 11/05/12, Broker UBS Securities LLC	207,400	$(330,031)
British American Tobacco Plc:
Strike Price GBP 32.56, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	137,800	(1,434)
Strike Price GBP 33.90, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	27,000	(18)
Bwin.Party Digital Entertainment Plc, Strike Price GBP 1.12, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	236,700	(49,466)
Canadian Natural Resources Ltd., Strike Price CAD 32.80, Expires 12/04/12, Broker Goldman Sachs & Co.	92,000	(33,913)
China Construction Bank Corp.:
Strike Price HKD 5.81, Expires 12/05/12, Broker UBS Securities LLC	6,284,000	(154,293)
Strike Price HKD 5.87, Expires 12/05/12, Broker Banc of America Securities	2,315,000	(71,970)
Continental AG, Strike Price EUR 81.99, Expires 11/06/12, Broker Banc of America Securities	12,700	(129)
CRH Plc:
Strike Price GBP 11.66, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	58,700	(9,134)
Strike Price GBP 11.46, Expires 11/13/12, Broker Banc of America Securities	203,000	(72,845)
Strike Price GBP 11.45, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	102,600	(65,595)
CSL Ltd.:
Strike Price AUD 43.59, Expires 11/08/12, Broker UBS Securities LLC	40,200	(163,753)
Strike Price AUD 47.72, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	40,000	(43,227)
Daimler AG, Strike Price EUR 42.85, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	64,900	(1)
Danone SA, Strike Price EUR 50.92, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	86,200	(74)
DBS Group Holdings Ltd., Strike Price SGD 14.59, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	292,000	(38)
De La Rue Plc:
Strike Price GBP 10.35, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	57,500	(22,808)
Strike Price GBP 10.35, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	57,500	(22,821)
Strike Price GBP 10.35, Expires 11/21/12, Broker Citigroup Global Markets, Inc.	57,500	(24,626)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	71

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Deutsche Bank AG, Strike Price EUR 26.08, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	112,800	$(1,324,663)
Deutsche Lufthansa AG, Strike Price EUR 9.95, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	205,600	(495,287)
Diageo Plc, Strike Price GBP 17.69, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	177,000	(54,228)
Electrolux AB, Series B:
Strike Price SEK 166.36, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	102,000	(106,075)
Strike Price SEK 170.14, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	53,300	(39,438)
Strike Price SEK 174.17, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	45,000	(21,847)
Eni SpA:
Strike Price EUR 17.52, Expires 11/12/12, Broker Barclays Capital Inc.	12,500	(5,348)
Strike Price EUR 18.34, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	210,300	(16,439)
Strike Price EUR 17.67, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	111,700	(67,733)
Strike Price EUR 17.93, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	48,900	(23,288)
Experian Plc:
Strike Price GBP 10.12, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	158,800	(153,995)
Strike Price GBP 10.16, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	205,400	(185,794)
Strike Price GBP 10.61, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	67,800	(21,268)
Fomento Economico Mexicano SAB de CV - ADR:
Strike Price USD 92.70, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	34,000	(23,696)
Strike Price USD 93.01, Expires 11/29/12, Broker UBS Securities LLC	4,000	(3,337)
Fresnillo Plc:
Strike Price GBP 16.32, Expires 11/06/12, Broker Barclays Capital Inc.	47,000	(229,267)
Strike Price GBP 16.35, Expires 11/06/12, Broker Deutsche Bank Securities Corp.	47,000	(227,178)
Strike Price GBP 17.01, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	102,500	(397,923)
GAM Holding AG, Strike Price CHF 13.09, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	547,500	(67,939)
Grupo Mexico SAB de CV, Series B, Strike Price MXN 43.07, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	376,000	(23,320)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Hargreaves Lansdown Plc, Strike Price GBP 6.36, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	250,500	$(479,906)
Honda Motor Co. Ltd., Strike Price JPY 2,528.34, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	83,800	(125,900)
HSBC Holdings Plc, Strike Price GBP 5.46, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	850,700	(886,322)
Iberdrola SA, Strike Price EUR 3.81, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	766,000	(233,477)
Inchcape Plc:
Strike Price GBP 3.91, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	138,000	(35,540)
Strike Price GBP 3.59, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	223,700	(160,019)
Intertek Group Plc:
Strike Price GBP 28.45, Expires 11/06/12, Broker UBS Securities LLC	57,300	(23,860)
Strike Price GBP 27.51, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	28,300	(46,710)
Jardine Lloyd Thompson Group Plc:
Strike Price GBP 7.72, Expires 11/16/12, Broker Morgan Stanley & Co., Inc.	30,000	(885)
Strike Price GBP 7.72, Expires 11/28/12, Broker Morgan Stanley & Co., Inc.	30,000	(1,834)
Strike Price GBP 7.70, Expires 12/03/12, Broker Morgan Stanley & Co., Inc.	30,000	(2,431)
Strike Price GBP 7.70, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	30,000	(2,779)
Strike Price GBP 7.68, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	40,000	(4,617)
Strike Price GBP 7.68, Expires 12/19/12, Broker Deutsche Bank Securities Corp.	40,000	(5,291)
JGC Corp., Strike Price JPY 2,577.08, Expires 11/08/12, Broker UBS Securities LLC	115,000	(313,868)
Keppel Corp. Ltd.:
Strike Price SGD 11.60, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	387,000	(353)
Strike Price SGD 11.43, Expires 12/05/12, Broker UBS Securities LLC	133,000	(6,001)
Konecranes OYJ:
Strike Price EUR 23.96, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	41,000	(73,597)
Strike Price EUR 24.11, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	40,400	(72,216)
Strike Price EUR 23.96, Expires 12/19/12, Broker Deutsche Bank Securities Corp.	41,000	(81,166)

See Notes to Financial Statements.

72	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Kubota Corp., Strike Price JPY 776.20, Expires 11/08/12, Broker UBS Securities LLC	458,000	$(308,623)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 126.43, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	10,000	(15,674)
Manulife Financial Corp., Strike Price CAD 12.48, Expires 12/11/12, Broker Morgan Stanley & Co., Inc.	91,500	(32,527)
Mega Financial Holding Co. Ltd., Strike Price TWD 23.35, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	4,769,000	(48)
Merck KGaA, Strike Price EUR 95.27, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	33,600	(163,988)
MTN Group Ltd., Strike Price ZAR 160.49, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	160,900	(42,864)
National Grid Plc:
Strike Price GBP 6.97, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	115,000	(23,892)
Strike Price GBP 7.02, Expires 11/13/12, Broker Deutsche Bank Securities Corp.	499,700	(82,396)
Strike Price GBP 7.10, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	52,000	(8,848)
Nestle SA:
Strike Price CHF 60.35, Expires 11/06/12, Broker UBS Securities LLC	77,000	(4,669)
Strike Price CHF 60.90, Expires 11/06/12, Broker Banc of America Securities	79,000	(1,429)
NXP Semiconductors NV:
Strike Price USD 27.10, Expires 11/26/12, Broker Citigroup Global Markets, Inc.	48,000	(22,929)
Strike Price USD 26.91, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	51,600	(30,062)
ORIX Corp., Strike Price JPY 8,215.65, Expires 12/05/12, Broker UBS Securities LLC	26,200	(90,926)
Publicis Groupe SA, Strike Price EUR 44.20, Expires 11/13/12, Broker Banc of America Securities	66,700	(3,666)
Randgold Resources Ltd., Strike Price GBP 78.48, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	48,700	(148,594)
Red Electrica Corporacion SA, Strike Price EUR 38.93, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	51,000	(19,707)
Rexam Plc:
Strike Price GBP 4.25, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	429,800	(155,199)
Strike Price GBP 4.45, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	1,081,000	(131,503)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Roche Holding AG:
Strike Price CHF 175.54, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	14,000	$(89,085)
Strike Price CHF 178.79, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	32,900	(112,073)
Strike Price CHF 175.84, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	33,500	(201,503)
Rotork Plc:
Strike Price GBP 22.49, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	16,200	(8,863)
Strike Price GBP 23.03, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	49,100	(6,677)
Royal Bank of Canada, Strike Price CAD 59.12, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	70,000	(14,794)
Samsung Electronics Co. Ltd.:
Strike Price KRW 1,343,799.80, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	3,750	(43,370)
Strike Price KRW 1,359,944.89, Expires 11/08/12, Broker Goldman Sachs & Co.	2,600	(20,282)
Sanofi:
Strike Price EUR 66.50, Expires 11/06/12, Broker Banc of America Securities	61,300	(99,895)
Strike Price EUR 69.16, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	63,000	(5,352)
Strike Price EUR 68.63, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	24,700	(8,393)
Scottish & Southern Energy Plc, Strike Price GBP 13.77, Expires 11/13/12, Broker UBS Securities LLC	290,800	(338,169)
Seadrill Ltd.:
Strike Price NOK 241.99, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	95,845	(1,882)
Strike Price NOK 229.99, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	18,800	(12,721)
Singapore Telecommunications Ltd., Strike Price SGD 3.37, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	1,321,000	(975)
Societe Generale SA, Strike Price EUR 24.53, Expires 11/13/12, Broker UBS Securities LLC	17,500	(14,872)
Softbank Corp., Strike Price JPY 2,667.06, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	95,300	(172,932)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Subsea 7 SA:
Strike Price NOK 141.83, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	113,900	$(1,874)
Strike Price NOK 133.75, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	62,800	(16,312)
Strike Price NOK 136.55, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	111,900	(31,487)
Sulzer AG, Strike Price CHF 135.91, Expires 12/12/12, Broker UBS Securities LLC	17,400	(54,986)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,446.93, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	153,500	(112,996)
Svenska Cellulosa AB, B Shares:
Strike Price SEK 118.73, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	127,000	(209,141)
Strike Price SEK 121.28, Expires 11/06/12, Broker UBS Securities LLC	123,000	(153,778)
Strike Price SEK 122.20, Expires 11/13/12, Broker Banc of America Securities	169,800	(194,810)
Strike Price SEK 122.70, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	112,800	(131,665)
Swiss Re AG:
Strike Price CHF 61.96, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	39,000	(139,075)
Strike Price CHF 63.20, Expires 11/13/12, Broker Banc of America Securities	58,200	(150,024)
Strike Price CHF 64.54, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	14,400	(27,542)
Syngenta AG:
Strike Price CHF 334.51, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	4,300	(132,036)
Strike Price CHF 348.07, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	9,800	(158,285)
Strike Price CHF 353.42, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	7,000	(72,982)
Strike Price CHF 349.46, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	9,500	(139,501)
Technip SA:
Strike Price EUR 89.25, Expires 11/06/12, Broker Deutsche Bank Securities Corp.	22,600	(20,834)
Strike Price EUR 89.69, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	10,000	(19,313)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Telefonica SA, Strike Price EUR 10.65, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	162,000	$(15,575)
Tencent Holdings Ltd., Strike Price HKD 257.01, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	94,400	(189,973)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 41.69, Expires 11/05/12, Broker Credit Suisse First Boston	15,000	(773)
Tokio Marine Holdings, Inc., Strike Price JPY 2,156.29, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	129,200	(185,879)
Toyota Motor Corp., Strike Price JPY 3,225.81, Expires 11/08/12, Broker UBS Securities LLC	95,400	(24,797)
Tullow Oil Plc, Strike Price GBP 14.05, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	160,400	(97,294)
Unilever Plc, Strike Price GBP 22.94, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	111,100	(32,203)
Vodafone Group Plc - ADR:
Strike Price USD 29.09, Expires 11/26/12, Broker Banc of America Securities	125,000	(2,427)
Strike Price USD 29.09, Expires 12/07/12, Broker Banc of America Securities	125,000	(5,186)
Volkswagen AG, Preference Shares:
Strike Price EUR 149.71, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	8,100	(110,061)
Strike Price EUR 149.23, Expires 11/13/12, Broker Banc of America Securities	16,200	(230,245)
Strike Price EUR 156.05, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	1,000	(6,647)
Volvo AB, B Shares:
Strike Price SEK 88.89, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	558,400	(100,687)
Strike Price SEK 89.44, Expires 12/12/12, Broker UBS Securities LLC	62,300	(23,505)
Wharf Holdings Ltd.:
Strike Price HKD 53.05, Expires 12/05/12, Broker UBS Securities LLC	366,000	(85,945)
Strike Price HKD 54.09, Expires 12/18/12, Broker Banc of America Securities	361,000	(72,192)
Yahoo! Japan Corp., Strike Price JPY 27,130.95, Expires 11/08/12, Broker UBS Securities LLC	6,300	(78,883)

See Notes to Financial Statements.

74	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Yamana Gold, Inc.:
Strike Price CAD 15.97, Expires 11/09/12, Broker Deutsche Bank Securities Corp.	95,000	$(399,261)
Strike Price CAD 19.66, Expires 12/11/12, Broker UBS Securities LLC	121,900	(141,131)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Ziggo NV, Strike Price EUR 25.67, Expires 12/05/12, Broker Banc of America Securities	56,700	$(40,149)
Total Over-the-Counter Call Options		(15,302,752)
Total Options Written (Premiums Received – $14,333,012) – (1.8)%		(16,436,689)

Total Investments Net of Options Written – 99.1%		902,244,315
Other Assets Less Liabilities – 0.9%		8,236,368

Net Assets – 100.0%		$910,480,683

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Shares Held at October 31, 2011	Shares Purchased	Shares Sold	Shares Held at October 31, 2012	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	61,562,830	–	(50,397,840)[1]	11,164,990	$667	$73,774
iShares MSCI EAFE Index Fund	660,000	–	(660,000)	–	$(3,106,953)	$375,690

[1]	Represents net shares sold.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	75

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$4,052,449	–	–	$4,052,449
Australia	20,139,678	$18,722,263	–	38,861,941
Belgium	–	8,333,463	–	8,333,463
Brazil	13,983,609	–	–	13,983,609
Canada	33,229,615	–	–	33,229,615
Cayman Islands	5,607,657	–	–	5,607,657
China	–	17,636,626	–	17,636,626
Finland	–	7,071,918	–	7,071,918
France	6,173,980	56,901,273	–	63,075,253
Germany	6,954,660	50,234,553	–	57,189,213
Gibraltar	–	835,965	–	835,965
Hong Kong	2,878,784	28,427,404	–	31,306,188
India	4,533,375	7,892,760	–	12,426,135
Indonesia	–	12,412,560	–	12,412,560
Ireland	18,322,561	–	–	18,322,561
Israel	4,462,368	–	–	4,462,368
Italy	–	16,038,525	–	16,038,525
Japan	3,685,034	50,876,920	–	54,561,954
Jersey, Channel
Islands	–	10,567,198	–	10,567,198
Malaysia	3,658,322	–	–	3,658,322
Mexico	14,225,756	10,865,912	–	25,091,668
Netherlands	7,729,718	11,518,000	–	19,247,718
Norway	–	8,443,978	–	8,443,978
Singapore	4,757,179	20,340,150	–	25,097,329
South Africa	–	5,283,513	–	5,283,513
South Korea	–	13,560,425	–	13,560,425
Spain	4,364,238	11,091,673	–	15,455,911
Sweden	9,131,522	28,288,164	–	37,419,686
Switzerland	9,634,385	94,626,154	–	104,260,539
Taiwan	–	5,965,251	–	5,965,251
Thailand	3,913,728	–	–	3,913,728
United Kingdom	26,927,168	198,594,698	–	225,521,866
United States	4,620,882	–	–	4,620,882
Short-Term Securities	11,164,990	–	–	11,164,990
Total	$224,151,658	$694,529,346	–	$918,681,004

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(912,740)	$(15,523,949)	–	$(16,436,689)

[1]	Derivative financial instruments are options, which are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,950,208	–	–	$1,950,208
Foreign currency at value	2,060,536	–	–	2,060,536
Cash pledged as collateral for options written	5,391,000	–	–	5,391,000
Total	$9,401,744	–	–	$9,401,744

Prior to April 30, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to April 30, 2012. For the interim period May 1, 2012 to October 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of April 30, 2012, the Trust valued certain equity securities using unadjusted price quotations from an exchange. As of October 31, 2012, the Trust used observable inputs in determining the value of these securities. As a result, investments with a beginning of period value of $19,851,463 transferred from Level 1 to Level 2 in the disclosure hierarchy.

See Notes to Financial Statements.

76	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals – 12.2%
Agrium, Inc. (a)	70,600	$7,451,124
Air Products & Chemicals, Inc.	95,500	7,404,115
Celanese Corp., Series A (a)	97,900	3,719,221
The Dow Chemical Co.	171,125	5,013,962
E.I. du Pont de Nemours & Co.	380,800	16,953,216
Monsanto Co. (a)	69,200	5,956,044
The Mosaic Co. (a)	19,900	1,041,566
Olin Corp.	180,800	3,749,792
Potash Corp. of Saskatchewan, Inc. (a)	187,700	7,577,449
Praxair, Inc. (a)	167,400	17,779,554

		76,646,043
Energy Equipment & Services – 4.7%
Atwood Oceanics, Inc. (a)(b)	28,300	1,352,740
Basic Energy Services, Inc. (a)(b)	41,500	431,185
Calfrac Well Services Ltd.	15,300	350,962
Core Laboratories NV (a)	60,700	6,292,162
Forum Energy Technologies, Inc. (a)(b)	72,600	1,619,706
Halliburton Co.	73,100	2,360,399
Key Energy Services, Inc. (b)	268,800	1,757,952
National Oilwell Varco, Inc.	46,800	3,449,160
Patterson-UTI Energy, Inc. (a)	159,400	2,579,092
Schlumberger Ltd. (a)	53,400	3,712,902
Seadrill Ltd.	80,077	3,244,741
Technip SA	23,600	2,661,851

		29,812,852
Machinery – 4.2%
Caterpillar, Inc. (a)	234,500	19,887,945
Deere & Co. (a)	74,700	6,382,368

		26,270,313
Metals & Mining – 41.8%
African Rainbow Minerals Ltd.	254,750	5,341,663
Agnico-Eagle Mines Ltd.	97,550	5,510,600
Alcoa, Inc. (a)	269,450	2,309,186
Allegheny Technologies, Inc.	39,700	1,046,095
Alumina Ltd.	1,901,566	1,898,194
Anglo American Platinum Ltd.	50,444	2,345,113
Anglo American Plc	77,945	2,401,835
Barrick Gold Corp. (a)	91,700	3,713,850
BHP Billiton Plc	778,600	24,955,296
Carpenter Technology Corp. (a)	39,866	1,937,886
Cia de Minas Buenaventura SA - ADR	228,900	8,185,464
Cliffs Natural Resources, Inc. (a)	29,100	1,055,457
Detour Gold Corp. (a)(b)	131,900	3,716,311
Eldorado Gold Corp. (a)	328,500	4,854,728
Eramet	13,650	1,735,832
First Quantum Minerals Ltd. (a)	513,500	11,542,503
Freeport-McMoRan Copper & Gold, Inc. (a)	117,400	4,564,512
Fresnillo Plc	475,000	14,746,595
Glencore International Plc	225,000	1,248,591
Goldcorp, Inc. (a)	159,150	7,198,356
Harry Winston Diamond Corp. (a)(b)	134,300	1,926,928
IAMGOLD Corp. (a)	243,500	3,778,974
Iluka Resources Ltd.	827,886	8,491,889
Impala Platinum Holdings Ltd.	370,200	6,674,486
Industrias Penoles SAB de CV	468,569	23,439,186
Jiangxi Copper Co. Ltd., Class H	1,434,500	3,685,724
Kazakhmys Plc	268,500	3,080,586
Kinross Gold Corp.	240,900	2,406,591
Minsur SA	3,846,986	3,488,488
MMC Norilsk Nickel OJSC - ADR	11,120	170,920
Newcrest Mining Ltd.	259,085	7,145,586

Common Stocks	Shares	Value

Metals & Mining (concluded)
Newmont Mining Corp. (a)	61,550	$3,357,552
OZ Minerals Ltd.	544,459	4,619,768
Rio Tinto Plc	479,104	23,934,509
Southern Copper Corp. (a)	72,306	2,754,859
Teck Resources Ltd., Class B (a)	421,300	13,371,925
United States Steel Corp. (a)(c)	41,500	846,185
Vale SA - ADR (a)	718,300	13,159,256
Vedanta Resources Plc	432,700	7,950,519
Xstrata Plc	1,077,996	17,077,078
Zijin Mining Group Co. Ltd., Class H	5,565,731	2,236,528

		263,905,604
Oil, Gas & Consumable Fuels – 26.4%
Alpha Natural Resources, Inc. (a)(b)(c)	391,712	3,356,972
Anadarko Petroleum Corp. (a)	45,200	3,110,212
Angle Energy, Inc. (a)(b)	178,800	671,339
Apache Corp.	89,100	7,373,025
Bill Barrett Corp. (b)(c)	86,600	1,984,006
Bonanza Creek Energy, Inc. (a)(b)	117,300	2,905,521
Cenovus Energy, Inc.	113,100	3,993,561
Cheniere Energy, Inc. (a)(b)	196,500	3,161,685
Chesapeake Energy Corp. (a)	195,800	3,966,908
Chevron Corp. (a)	69,000	7,604,490
Cobalt International Energy, Inc. (a)(b)	50,000	1,040,500
Concho Resources, Inc. (a)(b)	47,400	4,082,088
CONSOL Energy, Inc. (a)	245,979	8,648,622
Continental Resources, Inc. (a)(b)	43,100	3,097,166
Crescent Point Energy Corp. (a)	154,900	6,436,396
Crew Energy, Inc. (a)(b)	142,500	1,097,198
DeeThree Exploration Ltd. (b)	183,969	1,274,659
Denbury Resources, Inc. (a)(b)	312,100	4,784,493
Energy XXI (Bermuda) Ltd. (a)	123,500	4,087,850
EOG Resources, Inc. (a)	89,400	10,414,206
EQT Corp.	49,600	3,007,248
Exxon Mobil Corp.	43,800	3,993,246
Gasco Energy, Inc. (b)	579,700	81,216
Hess Corp. (a)	48,800	2,550,288
James River Coal Co. (b)(c)	159,500	799,095
Kodiak Oil & Gas Corp. (b)	186,400	1,722,336
Long Run Exploration Ltd. (b)	132,260	542,945
Noble Energy, Inc. (a)	74,000	7,030,740
Occidental Petroleum Corp. (a)	105,300	8,314,488
Patriot Coal Corp. (b)(c)	122,460	19,594
Peabody Energy Corp. (a)	172,300	4,807,170
PetroChina Co. Ltd. - ADR (a)	13,000	1,764,880
Pioneer Natural Resources Co.	35,100	3,708,315
Plains Exploration & Production Co. (b)	142,400	5,077,984
Range Resources Corp. (a)	95,600	6,248,416
Rex Energy Corp. (b)	122,900	1,627,196
Rosetta Resources, Inc. (b)(c)	69,000	3,176,760
Royal Dutch Shell Plc, Class A - ADR (a)	57,600	3,944,448
Southwestern Energy Co. (b)	60,000	2,082,000
Statoil ASA	182,400	4,492,322
Suncor Energy, Inc. (a)	125,400	4,215,948
Total SA - ADR (a)	41,800	2,106,720
Valero Energy Corp. (a)	123,200	3,585,120
Whiting Petroleum Corp. (b)	206,100	8,660,322

		166,649,694
Paper & Forest Products – 5.2%
Fibria Celulose SA - ADR (b)(c)	264,300	2,328,483
International Paper Co.	378,100	13,547,323
MeadWestvaco Corp.	459,100	13,630,679

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	77

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Paper & Forest Products (concluded)
Mondi Plc	322,512	$3,555,212

		33,061,697
Real Estate Investment Trusts (REITs) – 2.1%
Weyerhaeuser Co. (a)	466,700	12,922,923
Total Long-Term Investments (Cost – $ 545,970,120) – 96.6%		609,269,126

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(f)	26,727,621	26,727,621
	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.31% (d)(e)(f)	$3,731	3,731,016
Total Short-Term Securities (Cost – $ 30,458,637) – 4.8%		30,458,637
Total Investments Before Options Written (Cost – $ 576,428,757) – 101.4%		639,727,763

Options Written	Contracts

Exchange-Traded Call Options – (0.3)%
Agrium, Inc., Strike Price USD 105, Expires 11/19/12	235	(65,212)
Alcoa, Inc., Strike Price USD 9.25, Expires 12/07/12	890	(7,465)
Alpha Natural Resources, Inc.:
Strike Price USD 11, Expires 11/19/12	215	(2,042)
Strike Price USD 9, Expires 12/24/12	900	(79,200)
Anadarko Petroleum Corp., Strike Price USD 72.50, Expires 11/19/12	160	(8,960)
Angle Energy, Inc., Strike Price CAD 4.50, Expires 11/19/12	590	(2,363)
Atwood Oceanics, Inc., Strike Price USD 50, Expires 11/19/12	94	(4,230)
Barrick Gold Corp., Strike Price USD 43, Expires 11/19/12	310	(8,370)
Basic Energy Services, Inc., Strike Price USD 12.50, Expires 11/19/12	135	(1,350)
Bonanza Creek Energy, Inc., Strike Price USD 25, Expires 11/19/12	110	(7,975)
Carpenter Technology Corp., Strike Price USD 50, Expires 12/24/12	132	(24,420)
Caterpillar, Inc., Strike Price USD 92.50, Expires 11/19/12	774	(4,257)
Celanese Corp., Series A, Strike Price USD 42.50, Expires 11/19/12	325	(4,875)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 11/19/12	210	(1,575)
Strike Price USD 17, Expires 12/24/12	150	(10,125)
Strike Price USD 19, Expires 12/24/12	100	(2,500)
Chesapeake Energy Corp., Strike Price USD 21, Expires 11/19/12	645	(29,025)
Chevron Corp., Strike Price USD 114.75, Expires 12/10/12	50	(3,265)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Cliffs Natural Resources, Inc., Strike Price USD 52.50, Expires 11/19/12	96	$(336)
Cobalt International Energy, Inc., Strike Price USD 25, Expires 11/19/12	165	(1,238)
Concho Resources, Inc.:
Strike Price USD 100, Expires 11/19/12	100	(4,000)
Strike Price USD 105, Expires 11/19/12	70	(1,750)
CONSOL Energy, Inc., Strike Price USD 32, Expires 11/19/12	865	(298,425)
Continental Resources, Inc., Strike Price USD 80, Expires 11/19/12	150	(7,500)
Core Laboratories NV, Strike Price USD 135, Expires 11/19/12	200	(2,000)
Crescent Point Energy Corp., Strike Price CAD 45, Expires 11/19/12	265	(1,061)
Crew Energy, Inc., Strike Price CAD 8, Expires 11/19/12	470	(10,588)
Deere & Co., Strike Price USD 85, Expires 11/19/12	245	(44,468)
Denbury Resources, Inc., Strike Price USD 18, Expires 11/19/12	600	(6,000)
Detour Gold Corp., Strike Price CAD 28, Expires 11/19/12	435	(42,465)
Eldorado Gold Corp., Strike Price CAD 15, Expires 11/19/12	1,150	(37,997)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 38, Expires 11/19/12	220	(3,300)
Strike Price USD 39, Expires 11/19/12	220	(3,300)
EOG Resources, Inc., Strike Price USD 115, Expires 11/19/12	300	(129,000)
First Quantum Minerals Ltd.:
Strike Price CAD 23, Expires 11/19/12	950	(52,315)
Strike Price CAD 24, Expires 11/19/12	850	(21,277)
Forum Energy Technologies, Inc., Strike Price USD 22.50, Expires 11/19/12	15	(1,500)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 41, Expires 11/19/12	390	(13,065)
Goldcorp, Inc., Strike Price USD 47, Expires 11/19/12	200	(10,300)
Harry Winston Diamond Corp., Strike Price CAD 12, Expires 11/19/12	445	(103,592)
Hess Corp.:
Strike Price USD 55, Expires 11/19/12	81	(5,184)
Strike Price USD 57.50, Expires 11/19/12	80	(1,960)
IAMGOLD Corp.:
Strike Price CAD 16, Expires 11/19/12	400	(13,817)
Strike Price CAD 17, Expires 11/19/12	400	(4,606)
Monsanto Co., Strike Price USD 91, Expires 12/06/12	71	(3,505)
The Mosaic Co., Strike Price USD 62.60, Expires 11/17/12	66	(33)
Newmont Mining Corp., Strike Price USD 57.50, Expires 11/19/12	200	(7,900)
Noble Energy, Inc., Strike Price USD 95, Expires 11/19/12	250	(51,250)
Occidental Petroleum Corp., Strike Price USD 90, Expires 11/19/12	370	(1,665)
Patterson-UTI Energy, Inc., Strike Price USD 17, Expires 11/19/12	530	(13,250)
Peabody Energy Corp., Strike Price USD 25, Expires 11/02/12	570	(165,220)
PetroChina Co. Ltd. - ADR, Strike Price USD 130, Expires 11/19/12	45	(31,725)

See Notes to Financial Statements.

78	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Potash Corp. of Saskatchewan, Inc., Strike Price USD 45, Expires 11/19/12	620	$(1,550)
Praxair, Inc., Strike Price USD 110, Expires 11/19/12	555	(16,650)
Range Resources Corp., Strike Price USD 72.50, Expires 11/19/12	315	(4,725)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 70, Expires 1/21/13	45	(4,050)
Schlumberger Ltd.:
Strike Price USD 77.50, Expires 11/19/12	40	(120)
Strike Price USD 75, Expires 12/07/12	150	(6,671)
Southern Copper Corp., Strike Price USD 35, Expires 11/19/12	125	(38,750)
Suncor Energy, Inc.:
Strike Price USD 34, Expires 10/29/12	210	(22,098)
Strike Price USD 34, Expires 11/19/12	205	(12,402)
Teck Resources Ltd., Class B, Strike Price CAD 32, Expires 11/19/12	1,390	(102,293)
Total SA - ADR, Strike Price USD 52.50, Expires 11/19/12	230	(5,175)
United States Steel Corp., Strike Price USD 24, Expires 12/17/12	135	(3,721)
Vale SA - ADR, Strike Price USD 19, Expires 11/19/12	1,255	(25,727)
Valero Energy Corp., Strike Price USD 33, Expires 11/19/12	55	(357)
Weyerhaeuser Co.:
Strike Price USD 27, Expires 11/19/12	780	(74,100)
Strike Price USD 28, Expires 11/19/12	100	(4,000)
Total Exchange-Traded Call Options		(1,685,190)
Over-the-Counter Call Options – (0.6)%
African Rainbow Minerals Ltd.:
Strike Price ZAR 165.43, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	38,000	(77,905)
Strike Price ZAR 170.29, Expires 12/12/12, Broker UBS Securities LLC	46,000	(78,949)
Agnico-Eagle Mines Ltd., Strike Price USD 54.69, Expires 1/03/13, Broker Morgan Stanley & Co., Inc.	32,200	(127,377)
Air Products & Chemicals, Inc., Strike Price USD 84.34, Expires 11/29/12, Broker UBS Securities LLC	31,500	(379)
Allegheny Technologies, Inc., Strike Price USD 33.36, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	13,100	(161)
Alumina Ltd., Strike Price AUD 0.91, Expires 11/08/12, Broker UBS Securities LLC	627,600	(36,211)
Anglo American Platinum Ltd., Strike Price ZAR 404, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	16,700	(35,122)
Anglo American Plc, Strike Price GBP 18.44, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	25,800	(57,784)
Apache Corp., Strike Price USD 91, Expires 12/07/12, Broker Banc of America Securities	30,000	(12,585)
BHP Billiton Plc, Strike Price GBP 19.40, Expires 12/12/12, Broker Citigroup Global Markets, Inc.	257,000	(333,894)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Bill Barrett Corp., Strike Price USD 26, Expires 11/12/12, Broker UBS Securities LLC	28,500	$(818)
Bonanza Creek Energy, Inc., Strike Price USD 23.70, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	30,000	(50,386)
Cenovus Energy, Inc., Strike Price USD 35.34, Expires 12/06/12, Broker Morgan Stanley & Co., Inc.	37,400	(40,850)
Cheniere Energy, Inc., Strike Price USD 17.25, Expires 11/01/12, Broker Citigroup Global Markets, Inc.	20,000	–
Chevron Corp., Strike Price USD 118.09, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	17,500	(1,527)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 36.70, Expires 12/18/12, Broker Goldman Sachs & Co.	75,600	(75,323)
Crescent Point Energy Corp., Strike Price CAD 43.02, Expires 1/07/13, Broker UBS Securities LLC	25,000	(12,585)
DeeThree Exploration Ltd.:
Strike Price CAD 5.36, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	45,000	(70,527)
Strike Price CAD 5.36, Expires 12/03/12, Broker Morgan Stanley & Co., Inc.	45,000	(72,153)
Denbury Resources, Inc., Strike Price USD 16.68, Expires 12/11/12, Broker Credit Suisse First Boston	43,000	(10,296)
The Dow Chemical Co., Strike Price USD 31.34, Expires 11/12/12, Broker Goldman Sachs & Co.	56,700	(2,122)
E.I. du Pont de Nemours & Co.:
Strike Price USD 52, Expires 11/01/12, Broker Banc of America Securities	60,000	(1)
Strike Price USD 51, Expires 12/17/12, Broker Morgan Stanley & Co., Inc.	73,000	(4,085)
EQT Corp., Strike Price USD 60.08, Expires 11/09/12, Broker Goldman Sachs & Co.	16,500	(21,258)
Eramet:
Strike Price EUR 98.44, Expires 11/13/12, Broker UBS Securities LLC	2,300	(3,865)
Strike Price EUR 104.24, Expires 12/12/12, Broker Banc of America Securities	2,200	(4,916)
Exxon Mobil Corp., Strike Price USD 93.15, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	14,600	(9,083)
Fibria Celulose SA - ADR:
Strike Price USD 9.69, Expires 11/12/12, Broker Deutsche Bank Securities Corp.	43,600	(1,479)
Strike Price USD 9.69, Expires 12/05/12, Broker Deutsche Bank Securities Corp.	43,600	(6,683)
Fresnillo Plc:
Strike Price GBP 19.39, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	41,200	(54,967)
Strike Price GBP 19.45, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	116,000	(175,631)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	79

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Glencore International Plc, Strike Price GBP 3.37, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	74,300	$(21,551)
Goldcorp, Inc., Strike Price USD 43.96, Expires 12/04/12, Broker Deutsche Bank Securities Corp.	36,000	(87,535)
Halliburton Co.:
Strike Price USD 35.93, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	12,000	–
Strike Price USD 35.30, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	12,000	(3,483)
Iluka Resources Ltd., Strike Price AUD 11.25, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	273,200	(34,170)
Impala Platinum Holdings Ltd., Strike Price ZAR 146.48, Expires 12/12/12, Broker UBS Securities LLC	123,000	(156,421)
Industrias Penoles SAB de CV:
Strike Price MXN 623.41, Expires 11/07/12, Broker Credit Suisse First Boston	42,700	(100,510)
Strike Price MXN 546.20, Expires 11/13/12, Broker UBS Securities LLC	26,500	(216,702)
Strike Price MXN 632.49, Expires 12/13/12, Broker Citigroup Global Markets, Inc.	42,700	(122,887)
Strike Price MXN 702.94, Expires 12/19/12, Broker UBS Securities LLC	42,700	(32,989)
International Paper Co., Strike Price USD 37.01, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	126,000	(19,303)
Jiangxi Copper Co. Ltd., Class H, Strike Price HKD 20.03, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	473,000	(37,864)
Kazakhmys Plc, Strike Price GBP 7.30, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	89,000	(33,740)
Key Energy Services, Inc., Strike Price USD 7.32, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	88,500	(600)
Kinross Gold Corp., Strike Price USD 10.61, Expires 12/11/12, Broker Morgan Stanley & Co., Inc.	79,500	(24,733)
Kodiak Oil & Gas Corp., Strike Price USD 9.65, Expires 12/03/12, Broker Deutsche Bank Securities Corp.	62,000	(20,999)
MeadWestvaco Corp.:
Strike Price USD 30.17, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	89,500	(13,747)
Strike Price USD 30.91, Expires 11/12/12, Broker Citigroup Global Markets, Inc.	62,000	(2,038)
Mining and Metallurgical Co. Norilsk Nickel OJSC, Strike Price USD 16.26, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	3,700	(822)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Minsur SA:
Strike Price PEN 2.51, Expires 11/07/12, Broker Credit Suisse First Boston	319,500	$(81)
Strike Price PEN 2.22, Expires 11/13/12, Broker UBS Securities LLC	319,500	(16,380)
Strike Price PEN 2.50, Expires 11/29/12, Broker UBS Securities LLC	639,000	(3,536)
Mondi Plc, Strike Price GBP 6.57, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	107,000	(60,570)
Monsanto Co., Strike Price USD 87.35, Expires 12/06/12, Broker Goldman Sachs & Co.	32,500	(58,561)
National Oilwell Varco, Inc., Strike Price USD 84.99, Expires 11/08/12, Broker UBS Securities LLC	15,500	(3)
Newcrest Mining Ltd., Strike Price AUD 28.26, Expires 12/05/12, Broker UBS Securities LLC	85,500	(58,303)
Olin Corp.:
Strike Price USD 21.58, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	14,900	(847)
Strike Price USD 21.54, Expires 11/28/12, Broker Banc of America Securities	30,000	(7,324)
Strike Price USD 21.58, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	14,900	(4,282)
OZ Minerals Ltd., Strike Price AUD 7.30, Expires 11/08/12, Broker UBS Securities LLC	179,700	(163,543)
Pioneer Natural Resources Co., Strike Price USD 107.11, Expires 11/30/12, Broker Deutsche Bank Securities Corp.	12,000	(49,069)
Plains Exploration & Production Co.:
Strike Price USD 36.33, Expires 12/18/12, Broker Morgan Stanley & Co., Inc.	24,000	(49,607)
Strike Price USD 36.33, Expires 1/08/13, Broker Morgan Stanley & Co., Inc.	24,000	(60,081)
Rio Tinto Plc, Strike Price GBP 30.31, Expires 12/12/12, Broker UBS Securities LLC	159,000	(367,197)
Rosetta Resources, Inc., Strike Price USD 48.89, Expires 12/14/12, Broker UBS Securities LLC	23,000	(31,176)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 74.22, Expires 11/29/12, Broker Goldman Sachs & Co.	15,000	(203)
Seadrill Ltd., Strike Price NOK 229.99, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	26,500	(17,931)
Southern Copper Corp., Strike Price USD 35.79, Expires 12/05/12, Broker Credit Suisse First Boston	11,500	(26,697)
Southwestern Energy Co., Strike Price USD 34.20, Expires 11/05/12, Broker Citigroup Global Markets, Inc.	20,000	(16,878)

See Notes to Financial Statements.

80	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Statoil ASA, Strike Price NOK 148.37, Expires 11/28/12, Broker Banc of America Securities	60,200	$(4,900)
Technip SA:
Strike Price EUR 89.69, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	4,000	(7,725)
Strike Price EUR 91.58, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	3,800	(4,462)
Vale SA - ADR, Strike Price USD 19.55, Expires 11/09/12, Broker Citigroup Global Markets, Inc.	113,500	(2,703)
Valero Energy Corp., Strike Price USD 33.31, Expires 11/28/12, Broker Goldman Sachs & Co.	35,500	(8,028)
Vedanta Resources Plc, Strike Price GBP 10.71, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	143,000	(197,282)
Weyerhaeuser Co., Strike Price USD 28.92, Expires 1/03/13, Broker Morgan Stanley & Co., Inc.	65,000	(34,983)
Whiting Petroleum Corp.:
Strike Price USD 45.66, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	29,000	(12)
Strike Price USD 45.66, Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	29,000	(6,507)
Strike Price USD 50, Expires 12/07/12, Broker Goldman Sachs & Co.	11,000	(2,264)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Xstrata Plc, Strike Price GBP 9.56, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	356,000	$(288,869)
Zijin Mining Group Co. Ltd., Class H, Strike Price HKD 3.17, Expires 11/08/12, Broker UBS Securities LLC	1,836,000	(11,095)

Total Over-the-Counter Call Options		(3,870,115)

Total Options Written (Premiums Received – $7,376,099) – (0.9)%		(5,555,305)

Total Investments Net of Options Written – 100.5%		634,172,458
Liabilities in Excess of Other Assets – (0.5)%		(3,371,040)

Net Assets – 100.0%		$630,801,418

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Trust may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2011	Net Activity	Shares/ Beneficial Interest Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	29,314,451	(2,586,830)	26,727,621	$688	$48,886
BlackRock Liquidity Series, LLC, Money Market Series	$11,645,567	$(7,914,551)	$3,731,016	–	$47,879

—	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
—	Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	81

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$76,646,043	–	–	$76,646,043
Energy Equipment & Services	23,906,260	$5,906,592	–	29,812,852
Machinery	26,270,313	–	–	26,270,313
Metals & Mining	124,164,892	139,740,712	–	263,905,604
Oil, Gas & Consumable Fuels	162,157,372	4,492,322	–	166,649,694
Paper & Forest Products	29,506,485	3,555,212	–	33,061,697
Real Estate Investment Trusts (REITs)	12,922,923	–	–	12,922,923
Short-Term Securities	26,727,621	3,731,016	–	30,458,637

Total	$482,301,909	$157,425,854	–	$639,727,763

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,473,215)	$(4,082,090)	–	$(5,555,305)

[1]	Derivative financial instruments are options, which are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$182,361	–	–	$182,361
Foreign currency at value	2,708	–	–	2,708
Liabilities:
Collateral on securities loaned at value	–	$(3,731,016)	–	(3,731,016)

Total	$185,069	$(3,731,016)	–	$(3,545,947)

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

82	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments October 31, 2012	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals – 20.2%
Agrium, Inc. (a)	117,700	$12,422,058
CF Industries Holdings, Inc. (a)	52,100	10,690,399
E.I. du Pont de Nemours & Co.	421,800	18,778,536
Israel Chemicals Ltd.	514,400	6,435,464
K+S AG	108,000	5,118,595
Monsanto Co. (a)	194,700	16,757,829
The Mosaic Co. (a)	187,800	9,829,452
Potash Corp. of Saskatchewan, Inc.	584,400	23,592,228
Rentech Nitrogen Partners LP (a)	124,400	4,778,204
Sociedad Quimica y Minera de Chile SA - ADR	123,900	7,167,615
Syngenta AG	49,300	19,221,554
Uralkali OJSC - GDR	255,100	10,028,551

		144,820,485

Energy Equipment & Services – 2.2%
Atwood Oceanics, Inc. (a)(b)	17,800	850,840
Basic Energy Services, Inc. (a)(b)	23,700	246,243
Calfrac Well Services Ltd.	7,200	165,158
Core Laboratories NV (a)	29,300	3,037,238
Forum Energy Technologies, Inc. (a)(b)	43,100	961,561
Halliburton Co.	43,100	1,391,699
Key Energy Services, Inc. (b)	145,400	950,916
National Oilwell Varco, Inc.	27,900	2,056,230
Patterson-UTI Energy, Inc. (a)	89,600	1,449,728
Schlumberger Ltd. (a)	16,100	1,119,433
Seadrill Ltd.	46,054	1,866,120
Technip SA	11,700	1,319,647

		15,414,813

Food Products – 2.5%
Archer-Daniels-Midland Co.	262,000	7,032,080
Bunge Ltd.	112,500	7,990,875
SLC Agricola SA	305,000	2,913,271

		17,936,226

Machinery – 4.3%
AGCO Corp. (b)	253,100	11,518,581
Deere & Co.	156,700	13,388,448
Joy Global, Inc.	99,500	6,213,775

		31,120,804

Metals & Mining – 31.9%
Alexco Resource Corp. (b)	711,000	2,772,900
Allied Nevada Gold Corp. (b)	282,300	10,422,516
Augusta Resource Corp. (b)	856,629	2,338,597
Avalon Rare Metals, Inc. (b)	107,600	172,375
BHP Billiton Ltd. - ADR (a)	71,700	5,072,058
Centerra Gold, Inc.	219,700	2,492,316
Cliffs Natural Resources, Inc. (a)	26,700	968,409
Compass Minerals International, Inc.	103,100	8,129,435
Detour Gold Corp. (a)(b)	288,200	8,120,098
Eldorado Gold Corp. (a)	608,300	9,015,006
Endeavour Silver Corp. (b)	229,800	2,095,776
First Majestic Silver Corp. (a)(b)	207,100	4,804,720
Franco-Nevada Corp. (a)	321,900	18,535,639
Freeport-McMoRan Copper & Gold, Inc. (a)	374,300	14,552,784
Fresnillo Plc	459,600	14,268,495
Goldcorp, Inc.	325,300	14,713,319
Hi-Crush Partners LP (b)	235,600	4,829,800
HudBay Minerals, Inc. (a)	387,400	3,595,693
Iluka Resources Ltd.	197,400	2,024,794
Kenmare Resources Plc (b)	4,464,100	2,843,648
MAG Silver Corp. (a)(b)	464,900	5,920,929
McEwen Mining, Inc. (a)(b)	745,600	3,623,616

Common Stocks	Shares	Value

Metals & Mining (concluded)
New Gold, Inc. (b)	540,300	$6,337,719
Newmont Mining Corp. (a)	237,700	12,966,535
Novagold Resources, Inc. (b)	833,200	4,082,680
Pan American Silver Corp. (a)	103,500	2,277,000
Prospect Global Resources, Inc. (b)(c)	2,884,615	7,947,114
Rio Tinto Plc - ADR	94,800	4,738,104
Seabridge Gold, Inc. (b)	463,800	7,995,912
Silver Wheaton Corp.	694,000	28,107,000
Silvercorp Metals, Inc. (a)	1,149,100	7,147,402
Teck Resources Ltd., Class B (a)	196,700	6,243,194

		229,155,583

Oil, Gas & Consumable Fuels – 35.6%
Alpha Natural Resources, Inc. (a)(b)	307,765	2,637,546
AltaGas Ltd. (a)	304,400	10,255,880
Anadarko Petroleum Corp. (a)	28,400	1,954,204
Angle Energy, Inc. (b)	98,600	370,213
Apache Corp.	52,400	4,336,100
Baytex Energy Corp. (a)	74,600	3,394,814
Bill Barrett Corp. (b)	53,200	1,218,812
Bonanza Creek Energy, Inc. (b)	67,000	1,659,590
Bonavista Energy Corp.	132,800	2,381,425
Cenovus Energy, Inc.	44,200	1,560,702
Cheniere Energy, Inc. (a)(b)	112,800	1,814,952
Chesapeake Energy Corp. (a)	115,200	2,333,952
Chevron Corp. (a)	40,500	4,463,505
Cobalt International Energy, Inc. (a)(b)	29,800	620,138
Concho Resources, Inc. (a)(b)	28,200	2,428,584
CONSOL Energy, Inc. (a)	234,100	8,230,956
Continental Resources, Inc. (a)(b)	22,100	1,588,106
Crescent Point Energy Corp. (a)	265,800	11,044,506
Crew Energy, Inc. (a)(b)	83,500	642,919
DeeThree Exploration Ltd. (b)	111,728	774,125
Denbury Resources, Inc. (a)(b)	199,300	3,055,269
Enbridge Energy Partners LP (a)	115,411	3,462,330
Energy XXI (Bermuda) Ltd. (a)	43,500	1,439,850
Enterprise Products Partners LP (a)	279,500	14,732,445
EOG Resources, Inc. (a)	57,800	6,733,122
EQT Corp.	29,100	1,764,333
Exxon Mobil Corp.	13,200	1,203,444
Gasco Energy, Inc. (b)	371,900	52,103
Hess Corp. (a)	29,700	1,552,122
James River Coal Co. (b)	89,100	446,391
Keyera Corp. (a)	197,600	9,591,638
Kodiak Oil & Gas Corp. (b)	138,200	1,276,968
Linn Co. LLC (b)	185,000	7,194,650
Long Run Exploration Ltd. (b)	65,838	270,274
Magellan Midstream Partners LP (a)	255,200	11,083,336
MarkWest Energy Partners LP (a)	175,300	9,506,519
Noble Energy, Inc. (a)	45,400	4,313,454
Occidental Petroleum Corp. (a)	121,900	9,625,224
ONEOK Partners LP	275,150	16,770,394
Patriot Coal Corp. (b)	64,000	10,240
Peabody Energy Corp. (a)	118,800	3,314,520
Permian Basin Royalty Trust	598,985	8,427,719
PetroChina Co. Ltd. - ADR (a)	6,400	868,864
Pioneer Natural Resources Co.	20,800	2,197,520
Plains All American Pipeline LP	364,600	16,545,548
Plains Exploration & Production Co. (b)	78,100	2,785,046
Range Resources Corp. (a)	53,600	3,503,296
Rex Energy Corp. (a)(b)	69,000	913,560
Rosetta Resources, Inc. (b)	43,200	1,988,928
Royal Dutch Shell Plc, Class A - ADR (a)	91,500	6,265,920

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	83

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Ship Finance International Ltd. (a)	374,500	$5,759,810
Southwestern Energy Co. (b)	17,600	610,720
Statoil ASA	102,600	2,526,931
Suncor Energy, Inc. (a)	154,600	5,197,652
Targa Resources Partners LP	74,700	3,128,436
Valero Energy Corp.	73,500	2,138,850
Vermilion Energy, Inc. (a)	129,400	6,186,583
Whiting Petroleum Corp. (b)	108,800	4,571,776
Williams Partners LP	205,700	10,897,986

		255,624,800

Total Common Stocks – 96.7%		694,072,711

Investment Companies – 2.6%

Sprott Physical Gold Trust (b)	1,249,400	18,403,662

Total Long-Term Investments (Cost – $ 731,876,891) – 99.3%		712,476,373

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(e)	7,260,037	7,260,037

Total Short-Term Securities
(Cost – $ 7,260,037) – 1.0%		7,260,037

Total Investments Before Options Written (Cost – $ 739,136,928) – 100.3%		719,736,410

Options Written	Contracts

Exchange-Traded Call Options – (0.2)%
Agrium, Inc., Strike Price USD 105, Expires 11/19/12	415	(115,162)
Alpha Natural Resources, Inc.:
Strike Price USD 11, Expires 11/19/12	150	(1,425)
Strike Price USD 9, Expires 12/24/12	725	(63,800)
AltaGas Ltd., Strike Price CAD 34, Expires 11/19/12	620	(13,967)
Anadarko Petroleum Corp., Strike Price USD 72.50, Expires 11/19/12	100	(5,600)
Atwood Oceanics, Inc., Strike Price USD 50, Expires 11/19/12	59	(2,655)
Basic Energy Services, Inc., Strike Price USD 12.50, Expires 11/19/12	80	(800)
Baytex Energy Corp., Strike Price CAD 48, Expires 12/24/12	265	(14,593)
BHP Billiton Ltd. - ADR, Strike Price USD 72.50, Expires 11/19/12	240	(16,440)
CF Industries Holdings, Inc., Strike Price USD 220, Expires 11/19/12	260	(31,330)
Cheniere Energy, Inc.:
Strike Price USD 18, Expires 11/19/12	280	(2,100)
Strike Price USD 17, Expires 12/24/12	115	(7,762)
Chesapeake Energy Corp., Strike Price USD 22, Expires 11/19/12	400	(8,800)
Chevron Corp., Strike Price USD 114.75, Expires 12/10/12	32	(2,089)
Cliffs Natural Resources, Inc., Strike Price USD 45, Expires 12/24/12	94	(3,854)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Cobalt International Energy, Inc., Strike Price USD 25, Expires 11/19/12	105	$(788)
Concho Resources, Inc., Strike Price USD 95, Expires 11/19/12	100	(5,000)
CONSOL Energy, Inc.:
Strike Price USD 37, Expires 11/19/12	410	(22,345)
Strike Price USD 38, Expires 12/24/12	410	(43,050)
Continental Resources, Inc., Strike Price USD 80, Expires 11/19/12	75	(3,750)
Core Laboratories NV, Strike Price USD 110, Expires 11/19/12	105	(4,725)
Crescent Point Energy Corp., Strike Price CAD 45, Expires 11/19/12	445	(1,782)
Crew Energy, Inc., Strike Price CAD 9, Expires 12/24/12	300	(6,008)
Denbury Resources, Inc., Strike Price USD 18, Expires 11/19/12	50	(500)
Detour Gold Corp., Strike Price CAD 29, Expires 1/21/13	1,020	(186,383)
Eldorado Gold Corp., Strike Price USD 15, Expires 11/19/12	1,050	(39,375)
Enbridge Energy Partners LP, Strike Price USD 30, Expires 11/19/12	400	(10,000)
Energy XXI (Bermuda) Ltd., Strike Price USD 38, Expires 11/19/12	150	(2,250)
Enterprise Products Partners LP, Strike Price USD 55, Expires 12/24/12	1,000	(35,000)
EOG Resources, Inc., Strike Price USD 115, Expires 11/19/12	200	(86,000)
First Majestic Silver Corp., Strike Price USD 22.50, Expires 11/19/12	55	(6,875)
Forum Energy Technologies, Inc., Strike Price USD 22.50, Expires 11/19/12	15	(1,500)
Franco-Nevada Corp.:
Strike Price CAD 60, Expires 11/19/12	560	(37,847)
Strike Price CAD 60, Expires 12/24/12	567	(92,253)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 41.25, Expires 12/11/12	665	(46,192)
Hess Corp., Strike Price USD 55, Expires 11/19/12	104	(6,656)
HudBay Minerals, Inc.:
Strike Price CAD 10, Expires 11/19/12	600	(4,506)
Strike Price CAD 10, Expires 12/24/12	750	(15,019)
Keyera Corp.:
Strike Price CAD 48, Expires 11/19/12	375	(30,976)
Strike Price CAD 48, Expires 12/24/12	317	(35,707)
MAG Silver Corp., Strike Price CAD 12, Expires 11/19/12	820	(84,155)
Magellan Midstream Partners LP, Strike Price USD 45, Expires 12/24/12	200	(5,500)
MarkWest Energy Partners LP:
Strike Price USD 55, Expires 11/19/12	117	(3,218)
Strike Price USD 55, Expires 1/21/13	200	(22,000)
McEwen Mining, Inc., Strike Price USD 5, Expires 11/17/12	1,100	(13,750)
Monsanto Co., Strike Price USD 91, Expires 12/06/12	124	(6,121)
The Mosaic Co., Strike Price USD 55, Expires 11/19/12	655	(16,048)
Newmont Mining Corp., Strike Price USD 57.50, Expires 11/19/12	410	(16,195)
Noble Energy, Inc., Strike Price USD 97.50, Expires 11/19/12	160	(16,400)

See Notes to Financial Statements.

84	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Occidental Petroleum Corp.:
Strike Price USD 87.50, Expires 11/19/12	170	$(1,615)
Strike Price USD 90, Expires 11/19/12	260	(1,170)
Pan American Silver Corp., Strike Price USD 23, Expires 11/19/12	360	(14,400)
Patterson-UTI Energy, Inc., Strike Price USD 17, Expires 11/19/12	300	(7,500)
Peabody Energy Corp., Strike Price USD 29, Expires 11/19/12	400	(27,000)
PetroChina Co. Ltd. - ADR, Strike Price USD 130, Expires 11/19/12	23	(16,215)
Range Resources Corp., Strike Price USD 72.50, Expires 11/19/12	185	(2,775)
Rentech Nitrogen Partners LP, Strike Price USD 37.50, Expires 11/19/12	260	(27,950)
Rex Energy Corp., Strike Price USD 15, Expires 11/19/12	120	(2,400)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 70, Expires 1/21/13	55	(4,950)
Schlumberger Ltd.:
Strike Price USD 77.50, Expires 11/19/12	10	(30)
Strike Price USD 75, Expires 12/07/12	45	(2,001)
Ship Finance International Ltd., Strike Price USD 16.50, Expires 1/10/13	260	(7,400)
Silvercorp Metals, Inc., Strike Price USD 6.25, Expires 12/10/12	500	(18,972)
Suncor Energy, Inc.:
Strike Price USD 34, Expires 10/29/12	100	(10,523)
Strike Price USD 34, Expires 11/19/12	120	(7,260)
Strike Price USD 35, Expires 11/19/12	320	(8,960)
Teck Resources Ltd., Class B, Strike Price CAD 32, Expires 11/19/12	700	(51,514)
Vermilion Energy, Inc., Strike Price CAD 48, Expires 11/19/12	780	(54,668)

Total Exchange-Traded Call Options		(1,465,554)

Over-the-Counter Call Options – (0.7)%
AGCO Corp., Strike Price USD 47.81, Expires 12/06/12, Broker Deutsche Bank Securities Corp.	88,600	(90,187)
Alexco Resource Corp.:
Strike Price USD 4.36, Expires 12/05/12, Broker Goldman Sachs & Co.	100,000	(13,141)
Strike Price USD 3.90, Expires 1/07/13, Broker Goldman Sachs & Co.	68,000	(27,624)
Allied Nevada Gold Corp., Strike Price USD 40.86, Expires 12/11/12, Broker Goldman Sachs & Co.	98,500	(53,605)
Altas Income Ltd., Strike Price CAD 34.11, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	40,000	(15,034)
Apache Corp., Strike Price USD 91, Expires 12/07/12, Broker Banc of America Securities	18,000	(7,551)
Archer-Daniels-Midland Co., Strike Price USD 28.68, Expires 12/17/12, Broker Banc of America Securities	91,700	(30,749)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Augusta Resource Corp.:
Strike Price USD 2.99, Expires 11/27/12, Broker Citigroup Global Markets, Inc.	65,000	$(6,691)
Strike Price USD 2.83, Expires 12/14/12, Broker Morgan Stanley & Co., Inc.	65,000	(13,770)
Bonanza Creek Energy, Inc., Strike Price USD 25.64, Expires 12/18/12, Broker Citigroup Global Markets, Inc.	23,500	(23,970)
Bonavista Energy Corp., Strike Price CAD 18.33, Expires 12/06/12, Broker Credit Suisse First Boston	46,500	(14,626)
Bunge Ltd., Strike Price USD 71.43, Expires 12/20/12, Broker Citigroup Global Markets, Inc.	39,400	(58,706)
Centerra Gold, Inc., Strike Price CAD 11.72, Expires 11/23/12, Broker Morgan Stanley & Co., Inc.	76,800	(49,051)
Chevron Corp., Strike Price USD 118.09, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	11,000	(960)
Compass Minerals International, Inc., Strike Price USD 78.95, Expires 12/10/12, Broker UBS Securities LLC	36,000	(76,650)
Crescent Point Energy Corp., Strike Price CAD 43.02, Expires 1/07/13, Broker UBS Securities LLC	45,000	(22,652)
Deere & Co.:
Strike Price USD 82.41, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	39,500	(166,854)
Strike Price USD 86.78, Expires 11/30/12, Broker Banc of America Securities	15,400	(21,856)
DeeThree Exploration Ltd.:
Strike Price CAD 5.36, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	28,000	(43,884)
Strike Price CAD 5.36, Expires 12/03/12, Broker Morgan Stanley & Co., Inc.	28,000	(44,895)
Denbury Resources, Inc., Strike Price USD 16.68, Expires 12/11/12, Broker Credit Suisse First Boston	64,500	(15,443)
E.I. du Pont de Nemours & Co., Strike Price USD 51, Expires 12/17/12, Broker Morgan Stanley & Co., Inc.	60,000	(3,357)
Eldorado Gold Corp., Strike Price USD 15.90, Expires 12/18/12, Broker Deutsche Bank Securities Corp.	108,000	(43,924)
Endeavour Silver Corp., Strike Price USD 10.44, Expires 11/26/12, Broker Goldman Sachs & Co.	77,000	(4,726)
EQT Corp., Strike Price USD 60.56, Expires 12/07/12, Broker Goldman Sachs & Co.	10,000	(20,328)
Exxon Mobil Corp., Strike Price USD 93.15, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	4,400	(2,737)
First Majestic Silver Corp., Strike Price USD 24.77, Expires 12/18/12, Broker UBS Securities LLC	67,000	(53,600)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	85

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Freeport-McMoRan Copper & Gold, Inc., Strike Price USD 39.84, Expires 12/11/12, Broker Citigroup Global Markets, Inc.	64,500	$(74,527)
Fresnillo Plc:
Strike Price GBP 19.39, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	38,600	(51,499)
Strike Price GBP 19.45, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	122,000	(184,715)
Goldcorp, Inc., Strike Price USD 43.96, Expires 12/04/12, Broker Deutsche Bank Securities Corp.	110,000	(267,467)
Halliburton Co., Strike Price USD 35.30, Expires 12/10/12, Broker Morgan Stanley & Co., Inc.	15,000	(4,354)
Hi-Crush Partners LP, Strike Price USD 23.50, Expires 11/30/12, Broker Deutsche Bank Securities Corp.	13,700	(295)
Iluka Resources Ltd., Strike Price AUD 11.25, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	69,600	(8,705)
Israel Chemicals Ltd., Strike Price ILS 47.57, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	171,200	(124,653)
Joy Global, Inc., Strike Price USD 64.63, Expires 12/20/12, Broker Morgan Stanley & Co., Inc.	34,000	(95,099)
K+S AG, Strike Price EUR 38.59, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	37,800	(4,020)
Kenmare Resources Plc:
Strike Price GBP 0.40, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	877,000	(25,211)
Strike Price GBP 0.39, Expires 12/12/12, Broker Deutsche Bank Securities Corp.	685,500	(32,274)
MAG Silver Corp.:
Strike Price CAD 11.55, Expires 12/06/12, Broker Morgan Stanley & Co., Inc.	40,000	(52,949)
Strike Price CAD 11.55, Expires 12/18/12, Broker Morgan Stanley & Co., Inc.	40,000	(55,455)
Magellan Midstream Partners LP, Strike Price USD 44.95, Expires 12/10/12, Broker Citigroup Global Markets, Inc.	90,000	(22,281)
MarkWest Energy Partners LP:
Strike Price USD 54.35, Expires 11/28/12, Broker Banc of America Securities	10,000	(7,253)
Strike Price USD 55.75, Expires 12/10/12, Broker UBS Securities LLC	19,600	(9,261)
McEwen Mining, Inc.:
Strike Price USD 4.73, Expires 12/13/12, Broker Morgan Stanley & Co., Inc.	50,000	(21,422)
Strike Price USD 4.79, Expires 12/18/12, Broker Morgan Stanley & Co., Inc.	55,000	(23,013)
Monsanto Co., Strike Price USD 87.35, Expires 12/06/12, Broker Goldman Sachs & Co.	85,000	(153,159)
National Oilwell Varco, Inc., Strike Price USD 84.99, Expires 11/08/12, Broker UBS Securities LLC	9,500	(2)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
New Gold, Inc., Strike Price USD 12.28, Expires 12/11/12, Broker Goldman Sachs & Co.	180,000	$(54,930)
Newmont Mining Corp., Strike Price USD 55.22, Expires 12/18/12, Broker Goldman Sachs & Co.	42,000	(62,534)
Novagold Resources, Inc.:
Strike Price USD 5.21, Expires 12/20/12, Broker UBS Securities LLC	60,000	(23,556)
Strike Price USD 5.31, Expires 1/08/13, Broker Citigroup Global Markets, Inc.	60,000	(26,825)
ONEOK Partners LP:
Strike Price USD 59.75, Expires 11/15/12, Broker Citigroup Global Markets, Inc.	50,000	(67,677)
Strike Price USD 60.49, Expires 12/11/12, Broker UBS Securities LLC	46,500	(58,318)
Permian Basin Royalty Trust, Strike Price USD 14.52, Expires 12/17/12, Broker Banc of America Securities	50,000	(13,560)
Pioneer Natural Resources Co., Strike Price USD 107.11, Expires 11/30/12, Broker Deutsche Bank Securities Corp.	7,000	(28,623)
Plains All American Pipeline LP, Strike Price USD 45.05, Expires 1/10/13, Broker Deutsche Bank Securities Corp.	35,000	(33,250)
Plains Exploration & Production Co.: Strike Price USD 36.33, Expires 12/18/12, Broker Morgan Stanley & Co., Inc.	13,000	(26,870)
Strike Price USD 36.33, Expires 1/08/13, Broker Morgan Stanley & Co., Inc.	13,000	(32,544)
Potash Corp. of Saskatchewan, Inc.:
Strike Price USD 41.50, Expires 12/11/12, Broker Morgan Stanley & Co., Inc.	97,000	(74,830)
Strike Price USD 41.52, Expires 1/11/13, Broker Morgan Stanley & Co., Inc.	97,000	(119,146)
Rio Tinto Plc - ADR, Strike Price USD 52.40, Expires 12/11/12, Broker Banc of America Securities	32,000	(41,471)
Rosetta Resources, Inc., Strike Price USD 48.89, Expires 12/14/12, Broker UBS Securities LLC	15,000	(20,332)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 74.22, Expires 11/29/12, Broker Goldman Sachs & Co.	25,000	(338)
Seabridge Gold, Inc.:
Strike Price USD 18.84, Expires 12/06/12, Broker Credit Suisse First Boston	81,000	(26,739)
Strike Price USD 18.84, Expires 12/18/12, Broker Credit Suisse First Boston	81,000	(36,057)
Seadrill Ltd., Strike Price NOK 229.99, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	16,100	(10,894)

See Notes to Financial Statements.

86	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Ship Finance International Ltd.:
Strike Price USD 16.66, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	48,000	$(323)
Strike Price USD 15.75, Expires 12/17/12, Broker Citigroup Global Markets, Inc.	57,500	(24,534)
Silver Wheaton Corp., Strike Price USD 33.46, Expires 11/02/12, Broker Goldman Sachs & Co.	232,500	(1,636,352)
Silvercorp Metals, Inc., Strike Price USD 6.72, Expires 11/14/12, Broker Credit Suisse First Boston	158,000	(17,167)
SLC Agricola SA:
Strike Price BRL 22.58, Expires 11/13/12, Broker Banc of America Securities	31,500	(61)
Strike Price BRL 21.16, Expires 12/13/12, Broker Goldman Sachs & Co.	26,300	(4,031)
Strike Price BRL 20.71, Expires 12/19/12, Broker Credit Suisse First Boston	16,000	(3,736)
Strike Price BRL 19.34, Expires 1/10/13, Broker UBS Securities LLC	32,900	(13,818)
Sociedad Quimica y Minera de Chile SA - ADR:
Strike Price USD 63.60, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	18,000	(313)
Strike Price USD 60.05, Expires 12/14/12, Broker UBS Securities LLC	24,000	(9,060)
Southwestern Energy Co., Strike Price USD 34.20, Expires 11/05/12, Broker Citigroup Global Markets, Inc.	6,000	(5,064)
Sprott Physical Gold Trust:
Strike Price USD 15.32, Expires 11/15/12, Broker UBS Securities LLC	125,000	(800)
Strike Price USD 15.13, Expires 11/27/12, Broker Citigroup Global Markets, Inc.	162,000	(8,105)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Statoil ASA, Strike Price NOK 148.37, Expires 11/28/12, Broker Banc of America Securities	34,200	$(2,784)
Syngenta AG, Strike Price CHF 356.33, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	15,600	(118,376)
Technip SA:
Strike Price EUR 89.69, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	2,000	(3,863)
Strike Price EUR 91.58, Expires 11/28/12, Broker Citigroup Global Markets, Inc.	1,900	(2,231)
Uralkali OJSC - GDR, Strike Price USD 40.33, Expires 12/12/12, Broker Morgan Stanley & Co., Inc.	84,200	(73,765)
Valero Energy Corp., Strike Price USD 33.31, Expires 11/28/12, Broker Goldman Sachs & Co.	25,500	(5,766)
Whiting Petroleum Corp.:
Strike Price USD 45.66, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	14,000	(6)
Strike Price USD 45.66, Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	14,000	(3,141)
Strike Price USD 50, Expires 12/07/12, Broker Goldman Sachs & Co.	9,000	(1,852)
Williams Partners LP, Strike Price USD 53.46, Expires 12/06/12, Broker Credit Suisse First Boston	52,500	(35,898)

Total Over-the-Counter Call Options		(4,873,725)

Total Options Written (Premiums Received – $6,814,345) – (0.9)%		(6,339,279)

Total Investments Net of Options Written – 99.4%		713,397,131
Other Assets Less Liabilities – 0.6%		4,618,815

Net Assets – 100.0%		$718,015,946

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.

(c)	Investments in issuers (whereby the Trust held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Shares Purchased	Shares Sold	Shares Held at October 31, 2012	Value at October 31, 2012	Realized Gain	Income
Prospect Global Resources, Inc.	–	2,884,615	–	2,884,615	$7,947,114	–	–

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	90,423,660	(83,163,623)	7,260,037	$1,105	$32,498

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	87

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

—	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—	Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$104,016,321	$40,804,164	–	$144,820,485
Energy Equipment & Services	12,229,046	3,185,767	–	15,414,813
Food Products	17,936,226	–	–	17,936,226
Machinery	31,120,804	–	–	31,120,804
Metals & Mining	210,018,646	19,136,937	–	229,155,583
Oil, Gas & Consumable Fuels	253,097,869	2,526,931	–	255,624,800
Investment Companies	18,403,662	–	–	18,403,662
Short-Term Securities	7,260,037	–	–	7,260,037

Total	$654,082,611	$65,653,799	–	$719,736,410

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,372,257)	$(4,967,022)	–	$(6,339,279)

[1]	Derivative financial instruments are options, which are shown at value.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$770,959	–	–	$770,959
Cash pledged as collateral for options written	211,452	–	–	211,452
Liabilities:
Foreign currency at value	–	$(18,412)	–	(18,412)

Total	$982,411	$(18,412)	–	$963,999

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

88	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 3.9%
Australia & New Zealand Banking Group Ltd.	19,900	$524,990
BHP Billiton Ltd. - ADR (a)	8,212	580,917
National Australia Bank Ltd.	38,200	1,020,891
Santos Ltd.	74,900	893,049
Treasury Wine Estates Ltd.	37,766	193,502

		3,213,349

Belgium – 0.6%
Mobistar SA	4,720	124,864
Solvay SA	2,800	337,124
		461,988

Canada – 3.5%
Bank of Nova Scotia (a)	12,700	689,837
Enbridge, Inc. (a)	27,000	1,074,323
National Bank of Canada (a)	5,600	432,749
Suncor Energy, Inc. (a)	3,650	122,501
TransCanada Corp. (a)	11,300	508,797
		2,828,207

France – 3.2%
Bouygues SA (a)	8,323	200,039
Sanofi	3,500	307,394
Total SA - ADR (a)	30,900	1,557,360
Vinci SA	12,100	536,343
		2,601,136

Germany – 2.8%
Allianz SE	4,200	521,744
BASF SE	10,600	879,270
SAP AG - ADR (a)	6,250	455,625
Siemens AG - ADR (a)	4,200	423,822
		2,280,461

Hong Kong – 2.2%
Hang Seng Bank Ltd.	18,500	283,543
Hopewell Holdings Ltd.	154,500	555,406
Power Assets Holdings Ltd.	111,400	946,626
		1,785,575

Italy – 0.3%
Enel SpA	58,100	218,789

Japan – 2.2%
Canon, Inc. - ADR (a)	10,600	340,790
Oracle Corp. Japan	10,700	475,844
Ricoh Co. Ltd.	42,000	351,493
Takeda Pharmaceutical Co. Ltd.	12,900	599,603
		1,767,730

Netherlands – 0.6%
Royal Dutch Shell Plc, Class A - ADR	7,050	482,784

Singapore – 1.0%
Keppel Corp., Ltd.	59,800	520,288
United Overseas Bank Ltd.	21,347	318,343
		838,631

Spain – 0.3%
Iberdrola SA	43,030	222,849

Sweden – 2.8%
Hennes & Mauritz AB, Class B	23,700	803,584
Ratos AB, Class B	41,800	358,897
Scania AB, Class B	40,500	772,767
TeliaSonera AB	55,400	364,213
		2,299,461

Switzerland – 0.9%
Nestle SA	6,100	387,278

Common Stocks	Shares	Value

Switzerland (concluded)
Zurich Insurance Group AG (a)	1,284	$316,531
		703,809

United Kingdom – 6.2%
AstraZeneca Plc	17,700	820,840
BHP Billiton Plc	14,150	453,529
British American Tobacco Plc	17,300	858,080
GlaxoSmithKline Plc	32,425	726,568
HSBC Holdings Plc - ADR (a)	25,500	1,258,680
Man Group Plc	76,400	97,087
SSE Plc	35,000	818,629
		5,033,413

United States – 66.9%
3M Co. (a)	13,100	1,147,560
Abbott Laboratories (a)	11,600	760,032
Aflac, Inc. (a)	8,100	403,218
Altria Group, Inc.	44,200	1,405,560
Ameren Corp. (a)	25,000	822,000
American Express Co.	9,700	542,909
AT&T Inc.	67,750	2,343,472
Automatic Data Processing, Inc. (a)	14,700	849,513
Bank of America Corp. (a)	20,300	189,196
Bristol-Myers Squibb Co. (a)	41,600	1,383,200
Caterpillar, Inc. (a)	11,550	979,555
CenturyLink, Inc.	29,500	1,132,210
Chevron Corp.	17,800	1,961,738
The Chubb Corp.	6,800	523,464
Cincinnati Financial Corp. (a)	12,600	501,984
The Coca-Cola Co. (a)	23,800	884,884
Consolidated Edison, Inc.	16,700	1,008,346
Dominion Resources, Inc.	18,500	976,430
Emerson Electric Co.	29,400	1,423,842
Equity Residential - REIT (a)	11,300	648,733
Exxon Mobil Corp.	28,500	2,598,345
Frontier Communications Corp.	208,300	983,176
General Electric Co. (a)	57,400	1,208,844
General Mills, Inc. (a)	21,000	841,680
Genuine Parts Co. (a)	6,600	413,028
The Goldman Sachs Group, Inc. (a)	3,100	379,409
HCP, Inc. - REIT	12,900	571,470
Health Care REIT, Inc.	11,400	677,502
The Home Depot, Inc. (a)	22,300	1,368,774
Honeywell International, Inc. (a)	13,800	845,112
Hudson City Bancorp, Inc. (a)	29,600	251,156
Intel Corp. (a)	44,700	966,637
International Business Machines Corp.	7,825	1,522,197
Johnson & Johnson (a)	17,500	1,239,350
Kraft Foods Group, Inc. (b)	10,933	497,233
Liberty Property Trust - REIT (a)	8,100	284,472
M&T Bank Corp.	5,200	541,320
McDonald’s Corp. (a)	13,900	1,206,520
Merck & Co., Inc. (a)	18,800	857,844
MetLife, Inc. (a)	8,000	283,920
Microchip Technology, Inc. (a)	21,300	667,755
Microsoft Corp. (a)	38,300	1,092,892
Mondelez International, Inc., Class A (a)	32,800	870,512
NextEra Energy, Inc.	11,600	812,696
PepsiCo, Inc. (a)	8,700	602,388
Pfizer, Inc. (a)	55,300	1,375,311
Philip Morris International, Inc. (a)	12,000	1,062,720
PPG Industries, Inc. (a)	6,800	796,144
Prudential Financial, Inc. (a)	15,100	861,455
Reynolds American, Inc. (a)	13,800	574,632

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	89

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
The Southern Co. (a)	22,000	$1,030,480
T. Rowe Price Group, Inc. (a)	6,500	422,110
U.S. Bancorp (a)	24,400	810,324
United Technologies Corp. (a)	11,100	867,576
Ventas, Inc. - REIT (a)	12,113	766,390
Verizon Communications, Inc. (a)	31,500	1,406,160
Wal-Mart Stores, Inc. (a)	9,550	716,441
The Walt Disney Co. (a)	29,000	1,423,030
Wells Fargo & Co. (a)	22,800	768,132

		54,352,983

Total Long-Term Investments (Cost – $76,618,724) – 97.4%		79,091,165

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	2,623,356	2,623,356

Total Short-Term Securities (Cost – $2,623,356) – 3.3%		2,623,356

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Microsoft Corp., Strike Price USD 31, Expires 11/19/12	150	375

Total Options Purchased (Cost – $604) – 0.0%		375

Total Investments Before Options Written (Cost – $79,242,684) – 100.7%		81,714,896

Options Written

Exchange-Traded Call Options – (0.3)%
3M Co., Strike Price USD 96, Expires 11/02/12	52	–
Abbott Laboratories, Strike Price USD 66, Expires 11/17/12	45	(3,147)
Aflac, Inc.:
Strike Price USD 47, Expires 11/19/12	18	(5,238)
Strike Price USD 49, Expires 11/19/12	15	(1,935)
Ameren Corp., Strike Price USD 33, Expires 11/01/12	100	(648)
Automatic Data Processing, Inc., Strike Price USD 60, Expires 11/19/12	60	(900)
Bank of America Corp., Strike Price USD 10, Expires 11/19/12	80	(520)
Bank of Nova Scotia, Strike Price CAD 54, Expires 11/19/12	50	(3,429)
BHP Billiton Ltd. - ADR, Strike Price USD 72.50, Expires 11/19/12	33	(2,260)
Bouygues SA, Strike Price EUR 22, Expires 11/16/12	33	(336)
Bristol-Myers Squibb Co., Strike Price USD 34, Expires 11/19/12	81	(1,701)
Canon, Inc. - ADR, Strike Price USD 36.50, Expires 11/17/12	43	(42)
Caterpillar, Inc., Strike Price USD 92.50, Expires 11/19/12	46	(253)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Cincinnati Financial Corp., Strike Price USD 39.50, Expires 11/05/12	50	$(2,373)
The Coca-Cola Co.:
Strike Price USD 38.75, Expires 11/19/12	45	(248)
Strike Price USD 40, Expires 11/19/12	50	(75)
Enbridge, Inc., Strike Price CAD 41, Expires 11/19/12	110	(936)
Equity Residential - REIT, Strike Price USD 60, Expires 11/19/12	23	(345)
General Electric Co.:
Strike Price USD 21, Expires 11/19/12	115	(4,600)
Strike Price USD 22, Expires 11/19/12	115	(862)
General Mills, Inc., Strike Price USD 38.50, Expires 11/05/12	85	(13,285)
Genuine Parts Co., Strike Price USD 65, Expires 11/19/12	27	(405)
The Goldman Sachs Group, Inc., Strike Price USD 122, Expires 11/17/12	13	(3,641)
The Home Depot, Inc., Strike Price USD 57.50, Expires 11/19/12	90	(37,350)
Honeywell International, Inc., Strike Price USD 59.15, Expires 11/05/12	55	(11,644)
HSBC Holdings Plc - ADR, Strike Price USD 48, Expires 11/19/12	102	(18,462)
Hudson City Bancorp, Inc., Strike Price USD 7, Expires 11/02/12	120	(17,800)
Intel Corp.:
Strike Price USD 23.10, Expires 11/17/12	45	(102)
Strike Price USD 28, Expires 11/19/12	66	(66)
Johnson & Johnson, Strike Price USD 70, Expires 11/19/12	70	(8,890)
Liberty Property Trust - REIT, Strike Price USD 37.50, Expires 11/01/12	33	–
McDonald’s Corp., Strike Price USD 94, Expires 11/09/12	55	(1)
Merck & Co., Inc.:
Strike Price USD 45.50, Expires 11/17/12	38	(2,518)
Strike Price USD 47, Expires 11/19/12	37	(666)
MetLife, Inc.:
Strike Price USD 37, Expires 11/19/12	6	(156)
Strike Price USD 37, Expires 12/24/12	3	(201)
Microchip Technology, Inc., Strike Price USD 35.75, Expires 11/02/12	85	–
Microsoft Corp.:
Strike Price USD 31.50, Expires 11/17/12	150	(263)
Strike Price USD 30, Expires 12/24/12	150	(4,425)
Mondelez International, Inc., Class A, Strike Price USD 41, Expires 11/05/12	105	(46,841)
National Bank of Canada, Strike Price CAD 75.50, Expires 11/19/12	23	(4,468)
PepsiCo, Inc., Strike Price USD 72.50, Expires 11/19/12	35	(175)
Pfizer, Inc., Strike Price USD 25, Expires 11/19/12	225	(7,537)
Philip Morris International, Inc., Strike Price USD 93, Expires 11/02/12	48	–
PPG Industries, Inc., Strike Price USD 120, Expires 11/19/12	28	(2,450)
Prudential Financial, Inc., Strike Price USD 56, Expires 11/02/12	60	(7,063)
Reynolds American, Inc., Strike Price USD 47, Expires 11/19/12	55	(275)

See Notes to Financial Statements.

90	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
SAP AG - ADR, Strike Price USD 75, Expires 11/19/12	25	$(1,688)
Siemens AG - ADR, Strike Price USD 104.95, Expires 11/17/12	17	(553)
The Southern Co., Strike Price USD 47, Expires 12/24/12	88	(4,532)
Suncor Energy, Inc., Strike Price CAD 34, Expires 11/19/12	15	(661)
T. Rowe Price Group, Inc., Strike Price USD 65, Expires 11/19/12	26	(2,860)
Total SA - ADR:
Strike Price USD 50, Expires 11/19/12	62	(7,595)
Strike Price USD 52.50, Expires 11/19/12	62	(1,395)
TransCanada Corp., Strike Price CAD 45, Expires 11/19/12	45	(1,915)
U.S. Bancorp, Strike Price USD 34, Expires 11/02/12	97	(89)
United Technologies Corp., Strike Price USD 80, Expires 11/19/12	19	(883)
Ventas, Inc. - REIT, Strike Price USD 65, Expires 11/19/12	48	(840)
Verizon Communications, Inc., Strike Price USD 44.55, Expires 11/02/12	125	(3,069)
Wal-Mart Stores, Inc., Strike Price USD 75, Expires 11/19/12	38	(4,826)
The Walt Disney Co., Strike Price USD 51, Expires 11/13/12	115	(2,663)
Wells Fargo & Co.:
Strike Price USD 34.75, Expires 11/05/12	60	(190)
Strike Price USD 35.50, Expires 11/17/12	18	(112)
Strike Price USD 36, Expires 11/19/12	13	(46)
Zurich Insurance Group AG, Strike Price CHF 240, Expires 11/16/12	52	(857)

Total Exchange-Traded Call Options		(253,306)

Over-the-Counter Call Options – (0.3)%
Allianz SE, Strike Price EUR 96.25, Expires
11/13/12, Broker Citigroup Global Markets, Inc.	1,700	(1,864)
Altria Group, Inc., Strike Price USD 34.23,
Expires 1/02/13, Broker Morgan Stanley & Co., Inc.	17,500	(1,493)
American Express Co., Strike Price USD 58.94,
Expires 11/15/12, Broker Morgan Stanley & Co., Inc.	4,000	(387)
AstraZeneca Plc, Strike Price GBP 29.37, Expires
11/06/12, Broker UBS Securities LLC	7,000	(397)
AT&T Inc.:
Strike Price USD 36.97, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	12,000	(333)
Strike Price USD 38.86, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	15,000	(23)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 26.15, Expires 12/05/12,
Broker Citigroup Global Markets, Inc.	8,000	(644)
BASF SE, Strike Price EUR 66.53, Expires
11/13/12, Broker Morgan Stanley & Co., Inc.	4,300	(1,566)
BHP Billiton Plc, Strike Price GBP 18.14, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	5,700	(15,832)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Bristol-Myers Squibb Co., Strike Price USD 32.29, Expires 11/02/12, Broker Goldman Sachs & Co.	8,500	$(8,114)
British American Tobacco Plc, Strike Price GBP 31.59, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	7,000	(1,531)
CenturyLink, Inc.:
Strike Price USD 40.58, Expires 12/03/12, Broker Citigroup Global Markets, Inc.	5,900	(518)
Strike Price USD 40.58, Expires 12/17/12, Broker Citigroup Global Markets, Inc.	5,900	(887)
Chevron Corp., Strike Price USD 118.09, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	7,000	(611)
The Chubb Corp., Strike Price USD 77.50,
Expires 11/29/12, Broker Deutsche Bank Securities Corp.	2,800	(3,656)
Consolidated Edison, Inc., Strike Price USD 64.22, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	6,500	–
Dominion Resources, Inc.:
Strike Price USD 54.20, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	3,700	(67)
Strike Price USD 51.92, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	3,700	(4,969)
Emerson Electric Co., Strike Price USD 50.64, Expires 11/01/12, Broker Banc of America Securities	11,700	–
Enel SpA, Strike Price EUR 3.01, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	23,300	(555)
Exxon Mobil Corp.:
Strike Price USD 88.35, Expires 11/09/12, Broker Morgan Stanley & Co., Inc.	4,700	(13,699)
Strike Price USD 93.15, Expires 11/26/12, Broker Morgan Stanley & Co., Inc.	6,700	(4,168)
Frontier Communications Corp.:
Strike Price USD 4.80, Expires 11/07/12, Broker UBS Securities LLC	43,500	(2,053)
Strike Price USD 4.95, Expires 11/07/12, Broker UBS Securities LLC	40,000	(541)
GlaxoSmithKline Plc, Strike Price GBP 14.36, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	13,000	(416)
Hang Seng Bank Ltd., Strike Price HKD 118.17, Expires 11/08/12, Broker UBS Securities LLC	7,400	(1,402)
HCP, Inc. - REIT:
Strike Price USD 45.62, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	2,600	(713)
Strike Price USD 45.62, Expires 12/19/12, Broker Citigroup Global Markets, Inc.	2,600	(1,260)
Health Care REIT, Inc., Strike Price USD 58.91,
Expires 11/30/12, Broker Banc of America Securities	4,500	(4,911)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	91

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Hennes & Mauritz AB, Class B, Strike Price SEK 253.12, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	9,500	$(2)
Hopewell Holdings Ltd., Strike Price HKD 26.47, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	62,816	(19,302)
Iberdrola SA, Strike Price EUR 3.68, Expires 11/13/12, Broker Banc of America Securities	17,000	(7,297)
Intel Corp., Strike Price USD 21.59, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	6,700	(3,171)
International Business Machines Corp., Strike Price USD 207.91, Expires 12/07/12, Broker Banc of America Securities	3,100	(1,551)
Keppel Corp. Ltd., Strike Price SGD 11.60, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	24,000	(22)
Kraft Foods Group, Inc., Strike Price USD 47.27, Expires 12/06/12, Broker Deutsche Bank Securities Corp.	900	(205)
M&T Bank Corp., Strike Price USD 89.10, Expires 11/02/12, Broker Goldman Sachs & Co.	2,000	(29,971)
Man Group Plc, Strike Price GBP 0.84, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	31,000	(397)
MetLife, Inc., Strike Price USD 36.11, Expires 11/14/12, Broker Banc of America Securities	2,000	(1,202)
Mobistar SA, Strike Price EUR 26.95, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	2,000	–
Mondelez International, Inc., Class A, Strike Price USD 27.58, Expires 12/06/12, Broker Deutsche Bank Securities Corp.	2,500	(588)
National Australia Bank Ltd., Strike Price AUD 25.81, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	15,300	(3,300)
Nestle SA, Strike Price CHF 61.76, Expires 11/06/12, Broker UBS Securities LLC	2,500	(12)
NextEra Energy, Inc., Strike Price USD 69.81, Expires 12/04/12, Broker Goldman Sachs & Co.	4,600	(5,153)
Oracle Corp. Japan, Strike Price JPY 3,846.85, Expires 11/08/12, Broker Banc of America Securities	4,300	(352)
Power Assets Holdings Ltd., Strike Price HKD 64.86, Expires 11/08/12, Broker UBS Securities LLC	44,500	(7,533)
Ratos AB, Class B, Strike Price SEK 60.02, Expires 11/13/12, Broker UBS Securities LLC	16,800	(562)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Ricoh Co. Ltd., Strike Price JPY 695.89, Expires 11/08/12, Broker Banc of America Securities	17,000	$(4,660)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 74.22, Expires 11/29/12, Broker Goldman Sachs & Co.	2,800	(38)
Sanofi, Strike Price EUR 69.16, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	1,400	(119)
Santos Ltd., Strike Price AUD 12.02, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	29,900	(1,365)
Scania AB, Class B, Strike Price SEK 122.71, Expires 11/06/12, Broker Citigroup Global Markets, Inc.	16,200	(9,996)
Scottish & Southern Energy Plc, Strike Price GBP 13.77, Expires 11/13/12, Broker UBS Securities LLC	14,000	(16,280)
Solvay SA, Strike Price EUR 92.62, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	1,200	(3,157)
Takeda Pharmaceutical Co. Ltd., Strike Price JPY 3,743.63, Expires 11/08/12, Broker Banc of America Securities	5,200	(2,423)
TeliaSonera AB, Strike Price SEK 49.22, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	22,200	(24)
United Overseas Bank Ltd., Strike Price SGD 19.84, Expires 11/08/12, Broker UBS Securities LLC	8,000	–
United Technologies Corp., Strike Price USD 78.65, Expires 11/06/12, Broker Morgan Stanley & Co., Inc.	2,500	(1,337)
Vinci SA, Strike Price EUR 37.22, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	4,900	(211)

Total Over-the-Counter Call Options		(192,840)

Total Options Written (Premiums Received – $680,823) – (0.6)%		(446,146)

Total Investments Net of Options Written – 100.1%		81,268,750
Liabilities in Excess of Other Assets – (0.1)%		(82,581)

Net Assets – 100.0%		$81,186,169

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	10,393,859	(7,770,503)	2,623,356	$130	$6,659

See Notes to Financial Statements.

92	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

•	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD 5,999	CAD	6,000	Citigroup, Inc.	11/01/12	$ (9)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$580,917	$2,632,432	–	$3,213,349
Belgium	124,864	337,124	–	461,988
Canada	2,828,207	–	–	2,828,207
France	1,557,360	1,043,776	–	2,601,136
Germany	879,447	1,401,014	–	2,280,461
Hong Kong	–	1,785,575	–	1,785,575
Italy	–	218,789	–	218,789
Japan	340,790	1,426,940	–	1,767,730
Netherlands	482,784	–	–	482,784
Singapore	–	838,631	–	838,631
Spain	–	222,849	–	222,849
Sweden	–	2,299,461	–	2,299,461
Switzerland	–	703,809	–	703,809
United Kingdom	1,258,680	3,774,733	–	5,033,413
United States	54,352,983	–	–	54,352,983
Short-Term Securities	2,623,356	–	–	2,623,356

Total	$65,029,388	$16,685,133	–	$81,714,521

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$375	–	–	$375
Liabilities:
Equity contracts	(136,069)	$(310,077)	–	(446,146)
Foreign currency exchange contracts	(9)	–	–	(9)

Total	$(135,703)	$(310,077)	–	$(445,780)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,550	–	–	$6,550
Foreign currency at value	31,898	–	–	31,898

Total	$38,448	–	–	$38,448

There were no transfers between levels during the year ended October 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	93

Schedule of Investments October 31, 2012	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 2.0%
Transurban Group	1,070,800	$6,758,456

Brazil – 12.5%
CCR SA	1,143,000	10,050,949
Cia de Saneamento Basico do Estado de Sao Paulo	141,900	6,007,022
Cia de Saneamento de Minas Gerais - COPASA	331,100	7,815,137
Cia Energetica de Minas Gerais - ADR	371,500	4,454,285
EDP - Energias do Brasil SA	657,900	4,113,798
Tractebel Energia SA	603,300	10,396,347

		42,837,538

Canada – 4.5%
BCE, Inc.	113,100	4,937,946
Pembina Pipeline Corp. (a)	84,800	2,371,428
Shaw Communications, Inc., Class B (a)	150,900	3,287,694
TransCanada Corp. (a)	107,100	4,822,315

		15,419,383

France – 0.9%
Vinci SA	65,200	2,890,045

Germany – 1.6%
E.ON AG	234,300	5,333,833

Hong Kong – 3.8%
China Merchants Holdings International Co. Ltd.	1,277,000	4,212,515
Guangdong Investments Ltd.	4,544,000	3,709,264
Power Assets Holdings Ltd.	598,000	5,081,531

		13,003,310

Italy – 3.4%
Atlantia SpA	376,770	6,231,751
Enel SpA	619,600	2,333,246
Snam SpA	688,600	3,047,076

		11,612,073

Norway – 1.4%
Telenor ASA	251,200	4,940,632

United Kingdom – 7.1%
BT Group Plc	1,949,900	6,701,061
National Grid Plc	944,600	10,772,829
Severn Trent Plc	176,700	4,582,786
Vodafone Group Plc - ADR	84,700	2,305,534

		24,362,210

United States – 61.3%
Access Midstream Partners LP	68,471	2,409,494
Alliant Energy Corp.	129,500	5,788,650
American Electric Power Co., Inc. (a)	58,400	2,595,296
American Tower Corp. - REIT (a)	152,100	11,451,609
American Water Works Co., Inc.	179,200	6,583,808
Aqua America, Inc.	303,400	7,703,326
AT&T Inc. (a)	170,500	5,897,595
CenturyLink, Inc.	159,600	6,125,448
CMS Energy Corp.	274,800	6,683,136
Consolidated Edison, Inc. (a)	75,300	4,546,614
Crown Castle International Corp. (a)(b)	24,100	1,608,675
DCP Midstream Partners LP	30,249	1,347,895
Dominion Resources, Inc.	90,700	4,787,146
Duke Energy Corp. (a)	72,168	4,740,716
Edison International (a)	146,400	6,872,016
Enbridge Energy Partners LP (a)	30,089	902,670
Energy Transfer Partners LP (a)	31,100	1,331,080
Entergy Corp. (a)	39,600	2,874,168
Enterprise Products Partners LP (a)	27,700	1,460,067
Exelon Corp.	69,300	2,479,554

Common Stocks	Shares	Value

United States (concluded)
FirstEnergy Corp. (a)	106,400	$4,864,608
Frontier Communications Corp. (a)	793,400	3,744,848
Hi-Crush Partners LP (b)	75,700	1,551,850
ITC Holdings Corp.	48,800	3,885,456
Kinder Morgan Energy Partners LP (a)	10,833	906,289
MarkWest Energy Partners LP (a)	56,548	3,066,598
NextEra Energy, Inc.	120,900	8,470,254
Northeast Utilities	73,000	2,868,900
NorthWestern Corp.	161,100	5,768,991
NRG Energy, Inc. (a)	183,800	3,962,728
NV Energy, Inc. (a)	196,000	3,725,960
OGE Energy Corp.	109,600	6,310,768
ONEOK Partners LP	41,140	2,507,483
Pepco Holdings, Inc.	233,000	4,629,710
PG&E Corp.	110,400	4,694,208
Pinnacle West Capital Corp.	72,100	3,819,137
Plains All American Pipeline LP (a)	67,878	3,080,304
PPL Corp.	79,100	2,339,778
Public Service Enterprise Group, Inc.	160,201	5,132,840
SBA Communications Corp, Class A (a)(b)	24,200	1,612,446
Seadrill Partners LLC (b)	40,600	976,430
Sempra Energy (a)	77,300	5,391,675
The Southern Co. (a)	179,400	8,403,096
Targa Resources Partners LP	43,419	1,818,388
Verizon Communications, Inc. (a)	234,800	10,481,472
Westar Energy, Inc.	90,500	2,687,850
Western Gas Partners LP	24,814	1,265,018
Williams Partners LP	28,390	1,504,102
Wisconsin Energy Corp.	113,600	4,370,192
Xcel Energy, Inc.	134,000	3,785,500
Xylem, Inc. (a)	156,500	3,796,690

		209,612,532

Total Long-Term Investments
(Cost – $ 309,656,178) – 98.5%		336,770,012

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	7,229,592	7,229,592

Total Short-Term Securities (Cost – $ 7,229,592) – 2.1%		7,229,592

Total Investments Before Options Written (Cost – $ 316,885,770) – 100.6%		343,999,604

Options Written	Contracts

Exchange-Traded Call Options – (0.2)%
American Electric Power Co., Inc.:
Strike Price USD 42, Expires 11/19/12	102	(25,245)
Strike Price USD 43, Expires 11/19/12	102	(14,790)
American Tower Corp.- REIT:
Strike Price USD 72.50, Expires 11/19/12	360	(115,200)
Strike Price USD 75, Expires 11/19/12	140	(18,550)

See Notes to Financial Statements.

94	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
AT&T Inc.:
Strike Price USD 37, Expires 11/19/12	125	$(188)
Strike Price USD 38, Expires 11/19/12	125	(125)
Strike Price USD 39, Expires 11/19/12	50	(50)
Consolidated Edison, Inc., Strike Price USD 65, Expires 11/19/12	25	(125)
Crown Castle International Corp., Strike Price USD 65.50, Expires 12/03/12	80	(18,638)
Duke Energy Corp.:
Strike Price USD 65.55, Expires 11/02/12	50	(1,434)
Strike Price USD 65, Expires 11/19/12	190	(19,950)
Edison International, Strike Price USD 45, Expires 11/19/12	400	(83,000)
Enbridge Energy Partners LP, Strike Price USD 30, Expires 11/19/12	100	(2,500)
Energy Transfer Partners LP, Strike Price USD 45, Expires 11/19/12	100	(1,500)
Entergy Corp., Strike Price USD 70, Expires 11/19/12	215	(55,900)
Enterprise Products Partners LP, Strike Price USD 55, Expires 12/24/12	100	(3,500)
FirstEnergy Corp., Strike Price USD 47, Expires 1/21/13	140	(5,950)
Frontier Communications Corp., Strike Price USD 5, Expires 11/19/12	250	(1,875)
Kinder Morgan Energy Partners LP, Strike Price USD 85, Expires 11/19/12	40	(1,860)
MarkWest Energy Partners LP:
Strike Price USD 55, Expires 11/19/12	33	(908)
Strike Price USD 55, Expires 1/21/13	60	(6,600)
NRG Energy, Inc., Strike Price USD 24, Expires 11/19/12	300	(4,500)
NV Energy, Inc., Strike Price USD 18.50, Expires 12/11/12	330	(19,941)
Pembina Pipeline Corp., Strike Price CAD 28, Expires 12/24/12	300	(10,513)
Plains All American Pipeline LP, Strike Price USD 45, Expires 11/19/12	240	(17,400)
SBA Communications Corp, Class A, Strike Price USD 65.50, Expires 12/03/12	85	(15,730)
Sempra Energy:
Strike Price USD 65, Expires 11/19/12	80	(36,600)
Strike Price USD 67.50, Expires 11/19/12	175	(41,563)
Shaw Communications, Inc., Class B, Strike Price CAD 20.50, Expires 11/19/12	500	(63,579)
The Southern Co., Strike Price USD 47, Expires 12/24/12	598	(30,797)
TransCanada Corp., Strike Price CAD 45, Expires 11/19/12	360	(15,319)
Verizon Communications, Inc.:
Strike Price USD 44.55, Expires 11/02/12	270	(6,628)
Strike Price USD 46, Expires 11/19/12	75	(1,088)
Xylem, Inc., Strike Price USD 25, Expires 11/19/12	100	(3,250)

Total Exchange-Traded Call Options		(644,796)

Over-the-Counter Call Options – (0.6)%
Access Midstream Partners LP, Strike Price USD 32.89, Expires 11/27/12, Broker Banc of America Securities	20,000	(45,551)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Alliant Energy Corp., Strike Price USD 45.15, Expires 11/02/12, Broker Goldman Sachs & Co.	46,000	$(1,184)
American Water Works Co., Inc.:
Strike Price USD 36.06, Expires 11/29/12, Broker UBS Securities LLC	20,000	(20,771)
Strike Price USD 36.06, Expires 12/11/12, Broker UBS Securities LLC	20,000	(22,891)
Strike Price USD 37.63, Expires 1/02/13, Broker Morgan Stanley & Co., Inc.	20,000	(13,041)
Aqua America, Inc.:
Strike Price USD 24.34, Expires 11/12/12, Broker Morgan Stanley & Co., Inc.	5,000	(5,241)
Strike Price USD 25.26, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	50,000	(23,576)
Strike Price USD 25.25, Expires 12/14/12, Broker Citigroup Global Markets, Inc.	45,000	(25,312)
AT&T Inc.:
Strike Price USD 36.97, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	18,000	(499)
Strike Price USD 38.86, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	9,000	(14)
Atlantia SpA, Strike Price EUR 12.74, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	124,400	(39,607)
BCE, Inc.:
Strike Price USD 45.20, Expires 11/05/12, Broker Morgan Stanley & Co., Inc.	24,500	(104)
Strike Price USD 44.52, Expires 12/04/12, Broker Morgan Stanley & Co., Inc.	8,000	(1,922)
Strike Price USD 44.28, Expires 1/04/13, Broker Deutsche Bank Securities Corp.	5,000	(2,307)
BT Group Plc, Strike Price GBP 2.35, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	645,000	(5,775)
CenturyLink, Inc.:
Strike Price USD 43.13, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	5,500	—
Strike Price USD 40.58, Expires 12/03/12, Broker Citigroup Global Markets, Inc.	23,800	(2,089)
Strike Price USD 40.58, Expires 12/17/12, Broker Citigroup Global Markets, Inc.	23,800	(3,578)
China Merchants Holdings International Co. Ltd.:
Strike Price HKD 24.59, Expires 11/08/12, Broker Deutsche Bank Securities Corp.	210,000	(36,637)
Strike Price HKD 24.69, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	212,000	(45,202)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	95

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 80.27, Expires 11/07/12, Broker Credit Suisse First Boston	46,800	$(134,561)
Cia de Saneamento de Minas Gerais - COPASA:
Strike Price BRL 46.29, Expires 11/07/12, Broker Credit Suisse First Boston	35,700	(34,474)
Strike Price BRL 48.43, Expires 12/13/12, Broker Citigroup Global Markets, Inc.	37,900	(38,253)
Strike Price BRL 49.18, Expires 12/19/12, Broker UBS Securities LLC	35,700	(33,208)
Cia Energetica de Minas Gerais - ADR, Strike Price USD 12.57, Expires 12/14/12, Broker Deutsche Bank Securities Corp.	55,500	(18,348)
CMS Energy Corp., Strike Price USD 23.35, Expires 11/27/12, Broker Morgan Stanley & Co., Inc.	91,500	(87,244)
Companhia de Concessoes Rodoviarias:
Strike Price BRL 16.48, Expires 11/07/12, Broker Citigroup Global Markets, Inc.	89,600	(61,421)
Strike Price BRL 17.83, Expires 11/13/12, Broker Deutsche Bank Securities Corp.	192,600	(39,606)
Strike Price BRL 18.32, Expires 12/13/12, Broker Goldman Sachs & Co.	95,000	(25,116)
Consolidated Edison, Inc., Strike Price USD 64.22, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	22,500	–
DCP Midstream Partners LP, Strike Price USD 43.50, Expires 11/02/12, Broker Deutsche Bank Securities Corp.	10,500	(11,082)
Dominion Resources, Inc.:
Strike Price USD 54.20, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	15,000	(270)
Strike Price USD 51.92, Expires 1/03/13, Broker Citigroup Global Markets, Inc.	15,000	(20,145)
E.ON AG, Strike Price EUR 19.97, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	77,400	(110)
Edison International, Strike Price USD 45.25, Expires 11/29/12, Broker Goldman Sachs & Co.	9,000	(15,982)
EDP - Energias do Brasil SA:
Strike Price BRL 12.86, Expires 11/07/12, Broker Citigroup Global Markets, Inc.	87,100	(5,421)
Strike Price BRL 12.47, Expires 12/13/12, Broker Citigroup Global Markets, Inc.	45,000	(13,405)
Strike Price BRL 12.82, Expires 12/19/12, Broker Deutsche Bank Securities Corp.	87,100	(19,877)
Enel SpA, Strike Price EUR 2.98, Expires 12/07/12, Broker Morgan Stanley & Co., Inc.	217,000	(18,828)
Exelon Corp., Strike Price USD 37, Expires 11/01/12, Broker Goldman Sachs & Co.	37,000	–
FirstEnergy Corp., Strike Price USD 46.52, Expires 11/13/12, Broker Goldman Sachs & Co.	21,500	(2,476)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Frontier Communications Corp.:
Strike Price USD 4.95, Expires 11/07/12, Broker UBS Securities LLC	141,000	$(1,908)
Strike Price USD 4.90, Expires 11/29/12, Broker UBS Securities LLC	121,000	(10,035)
Guangdong Investments Ltd., Strike Price HKD 5.91, Expires 11/08/12, Broker Morgan Stanley & Co., Inc.	1,600,000	(85,526)
Hi-Crush Partners LP, Strike Price USD 23.50, Expires 11/30/12, Broker Deutsche Bank Securities Corp.	4,300	(93)
ITC Holdings Corp., Strike Price USD 73.83, Expires 11/02/12, Broker Citigroup Global Markets, Inc.	17,000	(98,335)
MarkWest Energy Partners LP:
Strike Price USD 54.35, Expires 11/28/12, Broker Banc of America Securities	5,000	(3,626)
Strike Price USD 55.75, Expires 12/10/12, Broker UBS Securities LLC	5,400	(2,551)
National Grid Plc:
Strike Price GBP 6.97, Expires 11/13/12, Broker Citigroup Global Markets, Inc.	234,000	(48,614)
Strike Price GBP 7.02, Expires 11/13/12, Broker Deutsche Bank Securities Corp.	80,700	(13,307)
NextEra Energy, Inc.:
Strike Price USD 70, Expires 11/02/12, Broker Goldman Sachs & Co.	20,800	(6,076)
Strike Price USD 69.81, Expires 12/04/12, Broker Goldman Sachs & Co.	19,500	(21,846)
Northeast Utilities:
Strike Price USD 37.36, Expires 11/14/12, Broker Morgan Stanley & Co., Inc.	6,000	(11,411)
Strike Price USD 38.12, Expires 12/03/12, Broker Morgan Stanley & Co., Inc.	13,000	(16,820)
Strike Price USD 37.36, Expires 12/14/12, Broker Morgan Stanley & Co., Inc.	6,000	(11,608)
NorthWestern Corp.:
Strike Price USD 36.60, Expires 12/05/12, Broker Citigroup Global Markets, Inc.	26,800	(7,628)
Strike Price USD 35.80, Expires 12/17/12, Broker Morgan Stanley & Co., Inc.	26,800	(17,588)
NRG Energy, Inc., Strike Price USD 22.25, Expires 11/02/12, Broker Goldman Sachs & Co.	35,000	(1,216)
NV Energy, Inc., Strike Price USD 18.50, Expires 11/29/12, Broker Deutsche Bank Securities Corp.	95,000	(54,453)
OGE Energy Corp.:
Strike Price USD 54.31, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	17,000	(55,111)
Strike Price USD 57.87, Expires 12/10/12, Broker Deutsche Bank Securities Corp.	21,000	(15,866)

See Notes to Financial Statements.

96	ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
ONEOK Partners LP, Strike Price USD 59.75, Expires 11/15/12, Broker Citigroup Global Markets, Inc.	15,000	$(20,303)
Pepco Holdings, Inc., Strike Price USD 19.48, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	76,900	(34,240)
PG&E Corp., Strike Price USD 44.37, Expires 11/02/12, Broker Goldman Sachs & Co.	37,000	–
Pinnacle West Capital Corp., Strike Price USD 53.22, Expires 11/27/12, Broker Deutsche Bank Securities Corp.	24,000	(13,638)
Power Assets Holdings Ltd., Strike Price HKD 64.86, Expires 11/08/12, Broker UBS Securities LLC	197,500	(33,433)
PPL Corp.:
Strike Price USD 29.11, Expires 11/12/12, Broker Credit Suisse First Boston	13,000	(6,745)
Strike Price USD 29.50, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	15,000	(5,650)
Public Service Enterprise Group, Inc.:
Strike Price USD 33.11, Expires 11/02/12, Broker Morgan Stanley & Co., Inc.	10,000	(1)
Strike Price USD 31.88, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	6,000	(3,156)
Strike Price USD 31.80, Expires 12/11/12, Broker Morgan Stanley & Co., Inc.	37,000	(23,338)
Severn Trent Plc, Strike Price GBP 16.98, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	58,300	(5,373)
Snam SpA, Strike Price EUR 3.57, Expires 12/12/12, Broker Banc of America Securities	227,300	(3,814)
Targa Resources Partners LP, Strike Price USD 43.18, Expires 11/28/12, Broker Deutsche Bank Securities Corp.	16,000	(3,811)
Telenor ASA, Strike Price NOK 106.96, Expires 12/12/12, Broker Banc of America Securities	82,900	(77,428)
Tractebel Energia SA:
Strike Price BRL 32.62, Expires 11/07/12, Broker Banc of America Securities	97,500	(114,652)
Strike Price BRL 31.84, Expires 11/29/12, Broker UBS Securities LLC	39,000	(62,353)
Strike Price BRL 32.07, Expires 12/13/12, Broker Citigroup Global Markets, Inc.	62,500	(96,673)
Transurban Group, Strike Price AUD 5.86, Expires 11/08/12, Broker Citigroup Global Markets, Inc.	353,300	(82,360)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Verizon Communications, Inc., Strike Price USD 43.06, Expires 11/30/12, Broker Morgan Stanley & Co., Inc.	43,000	$(76,950)
Vinci SA, Strike Price EUR 37.22, Expires 11/13/12, Broker Morgan Stanley & Co., Inc.	21,600	(932)
Vodafone Group Plc - ADR:
Strike Price USD 29.09, Expires 11/26/12, Broker Banc of America Securities	14,000	(272)
Strike Price USD 29.09, Expires 12/07/12, Broker Banc of America Securities	14,000	(581)
Westar Energy, Inc.:
Strike Price USD 29.84, Expires 11/01/12, Broker Deutsche Bank Securities Corp.	10,000	(210)
Strike Price USD 30.24, Expires 11/29/12, Broker Citigroup Global Markets, Inc.	44,500	(6,191)
Western Gas Partners LP, Strike Price USD 47.79, Expires 11/07/12, Broker Morgan Stanley & Co., Inc.	8,000	(25,230)
Williams Partners LP, Strike Price USD 53.46, Expires 12/06/12, Broker Credit Suisse First Boston	9,000	(6,154)
Wisconsin Energy Corp.:
Strike Price USD 38.31, Expires 11/07/12, Broker Banc of America Securities	27,500	(8,547)
Strike Price USD 39.05, Expires 11/29/12, Broker Morgan Stanley & Co., Inc.	11,500	(2,521)
Xcel Energy, Inc., Strike Price USD 27.87, Expires 12/05/12, Broker Morgan Stanley & Co., Inc.	45,000	(27,476)
Xylem, Inc., Strike Price USD 24.40, Expires 11/05/12, Broker UBS Securities LLC	44,000	(7,583)

Total Over-the-Counter Call Options		(2,108,361)

Total Options Written (Premiums Received – $2,530,418) – (0.8)%		(2,753,157)

Total Investments Net of Options Written – 99.8%		341,246,447
Other Assets Less Liabilities – 0.2%		692,772

Net Assets – 100.0%		$341,939,219

(a)   All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)   Non-income producing security.

(c)   Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	97

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of1940 were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at October 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	–	7,229,592	7,229,592	$1,576	$40,128

—	Foreign currency exchange contracts as of October 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD 9,995	CAD	10,000	UBS AG	11/02/12	$ (17)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$6,758,456	–	$6,758,456
Brazil	$42,837,538	–	–	42,837,538
Canada	15,419,383	–	–	15,419,383
France	–	2,890,045	–	2,890,045
Germany	–	5,333,833	–	5,333,833
Hong Kong	–	13,003,310	–	13,003,310
Italy	3,047,076	8,564,997	–	11,612,073
Norway	–	4,940,632	–	4,940,632
United Kingdom	2,305,534	22,056,676	–	24,362,210
United States	209,612,532	–	–	209,612,532
Short-Term Securities	7,229,592	–	–	7,229,592

Total	$280,451,655	$63,547,949	–	$343,999,604

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(582,424)	$(2,170,733)	–	$(2,753,157)
Foreign currency exchange contracts	(17)	–	–	(17)

Total	$(582,441)	$(2,170,733)	–	$(2,753,174)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, foreign currency at value of $52,564 is categorized as Level 1 within the disclosure hierarchy.

Prior to April 30, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to April 30, 2012. For the interim period May 1, 2012 to October 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. As of April 30, 2012, the Trust valued certain equity securities using unadjusted price quotations from an exchange. As of October 31, 2012, the Trust used observable inputs in determining the value of these securities. As a result, investments with a beginning of period value of $6,231,751 transferred from Level 1 to Level 2 in the disclosure hierarchy.

See Notes to Financial Statements.

98	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Assets and Liabilities

October 31, 2012	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)
Assets
Investments at value – unaffiliated[1,2]	$106,436,293	$766,110,859	$605,416,787	$1,385,068,543	$987,937,737	$216,967,908
Investments at value – affiliated[3]	8,772,998	26,183,134	23,189,440	116,678,880	54,961,782	8,210,818
Cash	1,649,342	–	–	–	456,943	–
Cash pledged as collateral for options written	100,000	–	–	600,000	410,000	–
Foreign currency at value[4]	47,494	2,400	5,940	117,627	10,052,554	1,807
Investments sold receivable	769,468	853,528	93,869	11,153,855	7,391,897	1,933,232
Dividends receivable – affiliated	941	663	2,907	8,324	7,452	999
Dividends receivable	138,600	931,799	650,392	1,936,364	1,381,926	236,266
Securities lending income receivable – affiliated	2,078	1,299	–	578	–	1,463
Other assets	6,903	31,680	5,316	29,959	813,951	9,953
Total assets	117,924,117	794,115,362	629,364,651	1,515,594,130	1,063,414,242	227,362,446

Liabilities
Investments purchased payable	192,094	839,870	128,176	2,096,834	8,824,579	1,456,399
Options written at value[5]	1,051,046	5,879,203	5,425,075	15,874,790	11,619,050	2,999,325
Collateral on securities loaned at value	1,554,150	13,663,321	–	4,054,445	–	4,185,923
Cash received as collateral for options written	–	–	510,420	1,500,000	–	–
Investment advisory fees payable	116,364	761,520	454,425	1,025,037	884,062	188,383
Officer’s and Trustees’ fees payable	1,209	287,256	34,012	521,201	415,219	17,846
Unrealized depreciation on foreign currency exchange contracts	–	–	–	167	6,312	1,062
Other accrued expenses payable	143,324	227,434	155,398	425,617	455,012	136,514
Total liabilities	3,058,187	21,658,604	6,707,506	25,498,091	22,204,234	8,985,452
Net Assets	$114,865,930	$772,456,758	$622,657,145	$1,490,096,039	$1,041,210,008	$218,376,994

Net Assets Consist of
Paid-in capital	$180,442,276	$671,744,850	$761,471,377	$1,633,616,164	$1,229,456,515	$179,932,275
Undistributed (distributions in excess of) net investment income	–	5,415,467	–	(407,316)	(771,647)	(14,429)
Accumulated net realized gain (loss)	(63,556,212)	(28,541,578)	(162,511,404)	(273,759,950)	(236,348,930)	6,485,797
Net unrealized appreciation/depreciation	(2,020,134)	123,838,019	23,697,172	130,647,141	48,874,070	31,973,351
Net Assets	$114,865,930	$772,456,758	$622,657,145	$1,490,096,039	$1,041,210,008	$218,376,994
Net asset value[6,7]	$9.14	$25.95	$14.11	$8.30	$14.99	$28.34

[1] Investments at cost – unaffiliated	$108,751,064	$647,173,303	$583,958,535	$1,258,236,957	$942,701,854	$185,023,611
[2] Securities on loan at value	$1,495,036	$13,142,843	–	$4,016,785	–	$4,065,837
[3] Investments at cost – affiliated	$8,772,998	$25,736,019	$23,189,440	$116,678,880	$54,961,782	$8,210,818
[4] Foreign currency at cost	$45,415	$2,424	$9,142	$117,569	$9,806,671	$1,760
[5] Premiums received	$1,345,784	$10,334,101	$7,667,197	$19,692,886	$14,301,483	$3,032,637
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	12,564,457	29,766,217	–	179,482,756	69,483,161	7,705,933
[7] Shares outstanding, 200 million shares authorized, $0.10 par value	–	–	44,121,400	–	–	–

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	99

Statements of Assets and Liabilities (concluded)

October 31, 2012	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)	BlackRock Utility and Infrastructure Trust (BUI)
Assets
Investments at value – unaffiliated[2,3]	$907,516,014	$609,269,126	$704,529,259	$79,091,540	$336,770,012
Investments at value – affiliated[4]	11,164,990	30,458,637	15,207,151	2,623,356	7,229,592
Cash	1,950,208	182,361	770,959	6,550	–
Cash pledged as collateral for options written	5,391,000	–	211,452	–	–
Foreign currency at value[5]	2,060,536	2,708	–	31,898	52,564
Investments sold receivable	77,077	80,982	9,543,947	9,021	26,896
Dividends receivable – affiliated	2,278	3,748	413	364	1,562
Dividends receivable	1,933,953	850,851	1,314,860	155,794	1,115,370
Securities lending income receivable – affiliated	–	10,847	–	–	–
Other assets	62,797	300,625	–	6,318	–
Total assets	930,158,853	641,159,885	731,578,041	81,924,841	345,195,996

Liabilities
Investments purchased payable	1,674,979	–	6,268,897	6,779	46,063
Options written at value[6]	16,436,689	5,555,305	6,339,279	446,146	2,753,157
Collateral on securities loaned at value	–	3,731,016	–	–	–
Bank overdraft on foreign currency at value	–	–	18,412	–	–
Investment advisory fees payable	769,786	586,787	611,137	51,910	287,662
Officer’s and Trustees’ fees payable	370,386	231,758	5,360	13,937	3,634
Unrealized depreciation on foreign currency exchange contracts	–	–	–	9	17
Other accrued expenses payable	426,330	253,601	319,010	219,891	166,244
Total liabilities	19,678,170	10,358,467	13,562,095	738,672	3,256,777
Net Assets	$910,480,683	$630,801,418	$718,015,946	$81,186,169	$341,939,219

Net Assets Consist of
Paid-in capital	$1,476,621,277	$665,020,294	$813,373,637	$82,951,843	$319,013,368
Undistributed (distributions in excess of) net investment income	(723,452)	(3,194,320)	(1,895,278)	(9,490)	1,098,044
Accumulated net realized loss	(631,146,818)	(96,420,567)	(74,532,139)	(4,460,262)	(5,062,770)
Net unrealized appreciation/depreciation	65,729,676	65,396,011	(18,930,274)	2,704,078	26,890,577
Net Assets	$910,480,683	$630,801,418	$718,015,946	$81,186,169	$341,939,219
Net asset value[7]	$8.28	$11.03	$15.42	$13.46	$20.22

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost – unaffiliated	$839,609,041	$545,970,120	$724,376,892	$76,619,328	$309,656,178
[3] Securities on loan at value	–	$3,529,361	–	–	–
[4] Investments at cost – affiliated	$11,164,990	$30,458,637	$14,760,036	$2,623,356	$7,229,592
[5] Foreign currency (Proceeds received) at cost	$2,061,153	$2,710	$(18,529)	$31,883	$52,560
[6] Premiums received	$14,333,012	$7,376,099	$6,814,345	$680,823	$2,530,418
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	109,989,277	57,173,280	46,575,310	6,033,028	16,906,964

See Notes to Financial Statements.

100	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Operations

Year Ended October 31, 2012	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)
Investment Income
Dividends - unaffiliated	$2,780,336	$14,123,639	$20,540,980	$37,782,266	$26,878,543	$3,030,123
Foreign taxes withheld	(149,930)	(701,621)	(78,340)	(522,118)	(1,378,753)	(91,464)
Dividends - affiliated.	10,564	32,874	23,309	78,791	72,041	15,465
Securities lending - affiliated	48,644	67,477	–	113,781	37,365	19,062
Total income.	2,689,614	13,522,369	20,485,949	37,452,720	25,609,196	2,973,186

Expenses
Investment advisory	1,373,299	9,427,765	5,306,274	10,081,879	10,524,593	2,092,393
Custodian	97,460	121,970	62,942	222,804	358,381	97,533
Professional	66,537	129,317	241,080	105,116	206,518	71,646
Transfer agent	27,446	77,687	86,050	114,240	110,807	27,155
Printing	17,365	102,480	34,751	159,737	112,701	25,236
Registration	14,988	14,113	–	23,369	12,817	8,982
Officer and Trustees	8,407	107,932	78,907	171,418	139,315	18,536
Insurance	7,593	46,681	24,829	34,953	47,002	10,097
Reorganization	–	–	–	493,839	–	–
Miscellaneous	31,051	21,965	24,252	43,578	74,942	15,359
Total expenses	1,644,146	10,049,910	5,859,085	11,450,933	11,587,076	2,366,937
Less fees waived by advisor	(5,240)	(477,035)	(13,079)	(38,625)	(35,299)	(7,639)
Total expenses after fees waived	1,638,906	9,572,875	5,846,006	11,412,308	11,551,777	2,359,298
Net investment income	1,050,708	3,949,494	14,639,943	26,040,412	14,057,419	613,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(12,474,228)	(11,558,039)	(46,938,021)	(33,025,746)	(93,738,348)	12,339,150
Investments - affiliated	159	412	1,143	1,108	973	178
Options written	2,403,959	29,109,885	20,873,848	42,014,151	54,644,738	5,109,965
Foreign currency transactions	(26,442)	(21,343)	–	45,376	219,746	(4,118)
	(10,096,552)	17,530,915	(26,063,030)	9,034,889	(38,872,891)	17,445,175

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	16,322,053	(38,937,164)	76,253,584	64,852,271	76,288,597	13,976,183
Investments - affiliated	–	447,115	–	–	–	–
Options written	781,511	(1,232,118)	6,567,615	6,396,952	11,693,507	138,071
Foreign currency translations	(9,294)	(3,276)	(740)	(23,828)	136,790	(29,034)
	17,094,270	(39,725,443)	82,820,459	71,225,395	88,118,894	14,085,220
Total realized and unrealized gain (loss)	6,997,718	(22,194,528)	56,757,429	80,260,284	49,246,003	31,530,395

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,048,426	$(18,245,034)	$71,397,372	$106,300,696	$63,303,422	$32,144,283

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	101

Statements of Operations (concluded)

Period Ended October 31, 2012	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)	BlackRock Utility and Infrastructure Trust (BUI)[2]
Investment Income
Dividends - unaffiliated	$29,761,037	$14,832,872	$16,786,151	$3,069,545	$12,630,416
Foreign taxes withheld	(2,279,451)	(382,604)	(893,846)	(112,868)	(229,045)
Dividends - affiliated	449,464	48,886	32,498	6,659	40,128
Securities lending - affiliated	–	47,879	–	–	–

Total income	27,931,050	14,547,033	15,924,803	2,963,336	12,441,499

Expenses
Investment advisory	9,069,780	7,892,557	8,720,748	604,285	3,062,967
Custodian	331,333	98,806	24,994	84,954	100,373
Professional	179,003	138,442	144,886	54,920	125,996
Officer and Trustees	123,908	82,548	55,182	8,261	36,452
Transfer agent	99,429	73,972	62,565	18,038	32,264
Printing	93,881	67,444	4,425	11,482	33,705
Insurance	64,991	42,247	27,973	4,570	–
Registration	44,432	28,303	20,130	2,017	11,146
Licensing	–	–	–	120,858	–
Organization	–	–	–	–	33,000
Miscellaneous	99,049	36,730	44,213	41,163	7,975

Total expenses excluding excise tax	10,105,806	8,461,049	9,105,116	950,548	3,443,878
Excise tax	–	–	–	–	26,207

Total expenses	10,105,806	8,461,049	9,105,116	950,548	3,470,085
Less fees waived by advisor	(36,162)	(982,283)	(1,470,297)	(3,301)	(21,542)

Total expenses after fees waived	10,069,644	7,478,766	7,634,819	947,247	3,448,543

Net investment income	17,861,406	7,068,267	8,289,984	2,016,089	8,992,956

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(119,793,734)	(37,032,196)	(100,557,190)	(822,324)	(41,955)
Investments - affiliated	(3,106,286)	688	1,105	130	1,576
Options written	37,566,403	31,738,333	32,403,698	2,143,983	1,942,513
Financial futures contracts	302,636	–	–	–	–
Foreign currency transactions	512,602	108,248	(234,603)	7,127	259,863

	(84,518,379)	(5,184,927)	(68,386,990)	1,328,916	2,161,997

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	112,570,603	(21,007,780)[3]	57,976,187	3,083,163	27,113,834
Investments - affiliated	533,922	–	447,115	–	–
Options written	9,319,680	(2,764,973)	1,108,381	325,132	(222,739)
Foreign currency translations	(185,750)	56,391	(5,394)	(983)	(518)

	122,238,455	(23,716,362)	59,526,289	3,407,312	26,890,577

Total realized and unrealized gain (loss)	37,720,076	(28,901,289)	(8,860,701)	4,736,228	29,052,574

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,581,482	$(21,833,022)	$(570,717)	$6,752,317	$38,045,530

[1]	Consolidated Statement of Operations.
[2]	Commencement of operations was November 25, 2011. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[3]	Net of $3,464 foreign capital gain tax.

See Notes to Financial Statements.

102	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets

	BlackRock EcoSolutions Investment Trust (BQR)		BlackRock Energy and Resources Trust (BGR)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$1,050,708	$1,269,089	$3,949,494	$1,674,947
Net realized gain (loss)	(10,096,552)	(9,950,787)	17,530,915	40,553,789
Net change in unrealized appreciation/depreciation	17,094,270	6,093,064	(39,725,443)	79,345,495

Net increase (decrease) in net assets resulting from operations	8,048,426	(2,588,634)	(18,245,034)	121,574,231

Dividends and Distributions to Shareholders From[1]
Net investment income	(875,247)	(1,319,946)	(854,435)	(7,176,790)
Net realized gains	–	–	(42,914,124)	(41,044,482)
Tax return of capital	(10,214,472)	(11,960,055)	(8,858,114)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(11,089,719)	(13,280,001)	(52,626,673)	(48,221,272)

Capital Share Transactions
Reinvestment of dividends	410,321	2,363,095	–	–

Net Assets
Total increase (decrease) in net assets	(2,630,972)	(13,505,540)	(70,871,707)	73,352,959
Beginning of year	117,496,902	131,002,442	843,328,465	769,975,506

End of year	$114,865,930	$117,496,902	$772,456,758	$843,328,465

Undistributed (distributions in excess of) net investment income	–	$(9,754)	$5,415,467	$1,970,162

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	103

Statements of Changes in Net Assets (continued)

	BlackRock Enhanced Capital and Income Fund, Inc. (CII)		BlackRock Enhanced Equity Dividend Trust (BDJ)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$14,639,943	$15,264,456	$26,040,412	$11,421,528
Net realized gain (loss)	(26,063,030)	64,637,260	9,034,889	34,776,421
Net change in unrealized appreciation/depreciation	82,820,459	(34,739,489)	71,225,395	(7,312,197)

Net increase in net assets resulting from operations	71,397,372	45,162,227	106,300,696	38,885,752

Dividends and Distributions to Shareholders From[1]
Net investment income	(23,479,014)	(25,381,831)	(60,552,719)	(36,586,504)
Net realized gains	(5,739,106)	(48,918,624)	–	–
Tax return of capital	(31,669,412)	–	(43,164,839)	(22,727,186)

Decrease in net assets resulting from dividends and distributions to shareholders	(60,887,532)	(74,300,455)	(103,717,558)	(59,313,690)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	–	–	911,800,774	–
Reinvestment of dividends	–	5,434,567	–	3,812,506
Refund of offering costs previously charged to paid-in capital	2,075	–	–	–

Net increase in net assets derived from shares transactions	2,075	5,434,567	911,800,774	3,812,506

Net Assets
Total increase (decrease) in net assets	10,511,915	(23,703,661)	914,383,912	(16,615,432)
Beginning of year	612,145,230	635,848,891	575,712,127	592,327,559

End of year	$622,657,145	$612,145,230	$1,490,096,039	$575,712,127

Distributions in excess of net investment income	–	–	$(407,316)	$(165,909)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

104	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Global Opportunities Equity Trust (BOE)		BlackRock Health Sciences Trust (BME)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income (loss)	$14,057,419	$11,860,850	$613,888	$(46,637)
Net realized gain (loss)	(38,872,891)	79,218,624	17,445,175	18,512,225
Net change in unrealized appreciation/depreciation	88,118,894	(117,404,155)	14,085,220	(5,604,885)

Net increase (decrease) in net assets resulting from operations	63,303,422	(26,324,681)	32,144,283	12,860,703

Dividends and Distributions to Shareholders From[1]
Net investment income	(14,977,529)	(58,540,479)	(624,091)	—
Net realized gains	—	(42,165,166)	(18,501,614)	(16,991,401)
Tax return of capital	(121,035,759)	(56,895,764)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(136,013,288)	(157,601,409)	(19,125,705)	(16,991,401)

Capital Share Transactions
Reinvestment of dividends	—	7,741,126	2,683,786	413,595

Net Assets
Total increase (decrease) in net assets	(72,709,866)	(176,184,964)	15,702,364	(3,717,103)
Beginning of year	1,113,919,874	1,290,104,838	202,674,630	206,391,733

End of year	$1,041,210,008	$1,113,919,874	$218,376,994	$202,674,630

Distributions in excess of net investment income	$(771,647)	$(311,226)	$(14,429)	$(108)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	105

Statements of Changes in Net Assets (continued)

	BlackRock International Growth and Income Trust (BGY)		BlackRock Real Asset Equity Trust (BCF)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$17,861,406	$15,129,314	$7,068,267	$6,225,635
Net realized gain (loss)	(84,518,379)	51,288,660	(5,184,927)	8,944,447
Net change in unrealized appreciation/depreciation	122,238,455	(114,262,540)	(23,716,362)	(8,586,783)

Net increase (decrease) in net assets resulting from operations	55,581,482	(47,844,566)	(21,833,022)	6,583,299

Dividends and Distributions to Shareholders From[1]
Net investment income	(19,807,805)	(74,188,180)	(7,129,605)	(11,926,127)
Net realized gains	—	—	(31,346,558)	(28,641,464)
Tax return of capital	(84,445,531)	(75,397,237)	(20,806,811)	(21,521,515)

Decrease in net assets resulting from dividends and distributions to shareholders	(104,253,336)	(149,585,417)	(59,282,974)	(62,089,106)

Capital Share Transactions
Reinvestment of dividends	—	—	—	1,960,017

Net Assets
Total decrease in net assets	(48,671,854)	(197,429,983)	(81,115,996)	(53,545,790)
Beginning of year	959,152,537	1,156,582,520	711,917,414	765,463,204

End of year	$910,480,683	$959,152,537	$630,801,418	$711,917,414

Distributions in excess of net investment income	$(723,452)	$(101,531)	$(3,194,320)	$(3,241,230)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

106	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock Resources & Commodities Strategy Trust (BCX)[1]		BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)		BlackRock Utility and Infrastructure Trust (BUI)

Increase (Decrease) in Net Assets:	Year Ended October 31,2012	Period March 30, 2011[2] to October 31, 2011	Year Ended October 31, 2012		Period November 25, 2011[2] to October 31, 2012

			2012	2011
Operations
Net investment income	$8,289,984	$1,315,064	$2,016,089	$2,101,913	$8,992,956
Net realized gain (loss)	(68,386,990)	5,891,040	1,328,916	3,854,809	2,161,997
Net change in unrealized appreciation/depreciation	59,526,289	(78,456,563)	3,407,312	(3,874,603)	26,890,577

Net increase (decrease) in net assets resulting from operations	(570,717)	(71,250,459)	6,752,317	2,082,119	38,045,530

Dividends and Distributions to Shareholders From[3]
Net investment income	(11,939,675)	–	(4,064,398)	(1,299,837)	(8,210,424)
Net realized gains	(365,560)	(11,264,280)	(3,597,548)	(4,733,191)	(6,968,606)
Tax return of capital	(52,900,199)	(21,259,041)	–	–	(3,207,293)

Decrease in net assets resulting from dividends and distributions to shareholders	(65,205,434)	(32,523,321)	(7,661,946)	(6,033,028)	(18,386,323)

Capital Share Transactions
Net proceeds from the issuance of shares	–	834,041,200	–	–	295,596,012
Net proceeds from the underwriters’ over allotment option exercised	–	49,393,801	–	–	26,684,000
Reinvestment of dividends	–	4,130,876	–	–	–

Net increase in net assets derived from shares transactions	–	887,565,877	–	–	322,280,012

Net Assets
Total increase (decrease) in net assets	(65,776,151)	783,792,097	(909,629)	(3,950,909)	341,939,219
Beginning of period	783,792,097	–	82,095,798	86,046,707	–

End of period	$718,015,946	$783,792,097	$81,186,169	$82,095,798	$341,939,219

Undistributed (distributions in excess of) net investment income	$(1,895,278)	$1,402,450	$(9,490)	$2,106,652	$1,098,044

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of Operations.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	107

Statements of Cash Flows

Year Ended October 31, 2012	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$8,048,426	$(18,245,034)	$71,397,372	$106,300,696
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease (increase) in dividends receivable – affiliated	(361)	26	(2,907)	(2,910)[1]
Decrease (increase) in dividends receivable	(10,367)	(575,643)	318,498	967,817 [1]
Decrease (increase) in securities lending income receivable – affiliated	(139)	14,471	–	792
Decrease in prepaid expenses	–	–	15,899	–
Decrease (increase) in other assets	3,195	217,206	(5,316)	204,793
Decrease in cash pledged as collateral for options written	610,000	790,000	–	4,313,239 [1]
Increase in investment advisory fees payable	2,240	54,112	28,212	150,388 [1]
Increase (decrease) in collateral on securities loaned at value	(246,179)	(46,996,857)	–	3,608,195
Increase in officer’s and trustees’ fees payable	1,209	85,801	31,182	119,338 [1]
Decrease in other affiliates payable	–	–	(9,994)	–
Decrease in licensing fee payable	–	–	–	(88,095)
Increase in cash received as collateral for options written	–	–	510,420	1,500,000
Increase (decrease) in other accrued expenses payable	(33,120)	(92,495)	(939)	(596,210)[1]
Net realized and unrealized (gain) loss on investments and options written	(7,033,539)	22,183,380	(56,692,417)	(80,219,631)[1]
Premiums received from options written	10,491,178	54,340,259	51,581,205	101,780,442 [1]
Premiums paid on closing options written	(5,091,038)	(13,605,087)	(3,913,059)	(5,778,739)
Proceeds from sales of long-term investments	117,360,791	669,432,908	1,294,777,427	2,154,218,688 [1]
Purchases of long-term investments	(115,414,230)	(672,270,146)	(1,276,579,390)	(2,138,988,438)[1]
Net (purchases) sales of short-term securities	2,534,959	57,297,296	(20,571,476)	(43,661,716)[1]

Cash provided by operating activities	11,223,025	52,630,197	60,884,717	103,828,649

Cash Used for Financing Activities
Foreign currency received from reorganization	–	–	–	1,023 [1]
Decrease in bank overdraft	–	(3,282)	–	–
Refund of offering costs previously charged to paid-in capital	–	–	2,075	–
Cash dividends paid to shareholders	(10,679,398)	(52,626,673)	(60,887,532)	(103,717,558)

Cash used for financing activities	(10,679,398)	(52,629,955)	(60,885,457)	(103,716,535)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	543,627	242	(740)	112,114
Cash and foreign currency at beginning of year	1,153,209	2,158	6,680	5,513

Cash and foreign currency at end of year	$1,696,836	$2,400	$5,940	$117,627

Non-Cash Financing Activities
Net proceeds from the issuance of shares due to reorganization	–	–	–	$911,800,774
Capital shares issued in reinvestment of dividends paid to shareholders	$410,321	–	–	–

[1]	Includes assets and liabilities acquired in reorganization.

See Notes to Financial Statements.

108	ANNUAL REPORT	OCTOBER 31, 2012

Statements of Cash Flows (continued)

Year Ended October 31, 2012	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$63,303,422	$32,144,283	$55,581,482	$(21,833,022)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease (increase) in dividends receivable – affiliated	(4,789)	27	2,926	(1,266)
Decrease in dividends receivable	503,245	43,061	1,122,862	8,358
Decrease (increase) in securities lending income receivable – affiliated	227	(699)	–	(10,110)
Decrease in other assets	333,221	13,919	300,544	197,919
Decrease in cash pledged as collateral for options written	11,163,000	10,816,345	6,232,085	–
Increase (decrease) in investment advisory fees payable	(22,076)	21,182	(12,256)	(45)
Decrease in collateral on securities loaned at value	–	(3,134,282)	–	(7,914,551)
Increase in officer’s and trustees’ fees payable	112,498	4,805	101,420	65,682
Decrease in other accrued expenses payable	(190,271)	(30,951)	(247,870)	(379,451)
Net realized and unrealized (gain) loss on investments and options written	(48,904,586)	(31,574,626)	(37,241,065)	29,208,543
Premiums received from options written	123,032,010	14,192,940	105,148,128	54,270,983
Premiums paid on closing options written	(25,824,205)	(3,864,809)	(36,253,798)	(12,606,961)
Proceeds from sales of long-term investments	3,102,593,004	435,144,298	1,981,500,882	460,077,070
Purchases of long-term investments	(3,060,107,029)	(444,245,023)	(2,020,979,046)	(458,528,618)
Net (purchases) sales of short-term securities	(24,848,416)	6,910,452	50,397,840	10,501,381

Cash provided by operating activities	141,139,255	16,440,922	105,654,134	53,055,912

Cash Used for Financing Activities
Cash dividends paid to shareholders	(136,013,288)	(16,441,919)	(104,253,336)	(59,282,974)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	5,125,967	(997)	1,400,798	(6,227,062)
Cash and foreign currency at beginning of year	5,383,530	2,804	2,609,946	6,412,131

Cash and foreign currency at end of year	$10,509,497	$1,807	$4,010,744	$185,069

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	–	$2,683,786	–	–

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	109

Statements of Cash Flows (concluded)

Period Ended October 31, 2012	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)	BlackRock Utility and Infrastructure Trust (BUI)[2]
Cash Provided by (Used for) Operating Activities
Net increase (decrease) in net assets resulting from operations	$(570,717)	$6,752,317	$38,045,530
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Decrease (increase) in dividends receivable – affiliated	7,412	353	(1,562)
Decrease (increase) in dividends receivable	(509,633)	24,663	(1,115,370)
Decrease in other assets	349	9,947	–
Decrease in cash pledged as collateral for options written	22,599,123	4,709,150	–
Increase (decrease) in investment advisory fees payable	(12,390)	1,699	287,662
Increase in officer’s and trustees’ fees payable	5,360	3,082	3,634
Increase (decrease) in other accrued expenses payable	(225,898)	32,736	166,244
Net realized and unrealized (gain) loss on investments and options written	8,621,831	(4,724,305)	(28,808,822)
Premiums received from options written	53,107,673	4,860,689	14,454,531
Premiums paid on closing options written	(3,818,347)	(906,682)	(5,555,015)
Proceeds from sales of long-term investments	692,638,570	100,601,174	259,673,173
Purchases of long-term investments	(796,180,800)	(111,448,275)	(573,761,538)
Net (purchases) sales of short-term securities	83,163,623	7,770,503	(7,229,592)

Cash provided by (used for) operating activities	58,826,156	7,687,051	(303,841,125)

Cash Provided by (Used for) Financing Activities
Increase in bank overdraft on foreign currency at value	18,412	–	–
Proceeds from shares sold	–	–	295,596,012
Net proceeds from the underwriters’ over allotment option exercised	–	–	26,684,000
Cash dividends paid to shareholders	(65,205,434)	(7,661,946)	(18,386,323)

Cash provided by (used for) financing activities	(65,187,022)	(7,661,946)	303,893,689

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(6,360,866)	25,105	52,564
Cash and foreign currency at beginning of period	7,131,825	13,343	–

Cash and foreign currency at end of period	$770,959	$38,448	$52,564

[1]	Consolidated Statement of Cash Flows.
[2]	Commencement of operations was November 25, 2011. This information includes the initial investment by BlackRock HoldCo 2, Inc.

See Notes to Financial Statements.

110	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock EcoSolutions Investment Trust (BQR)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$9.38	$10.65	$10.56	$10.23	$20.31
Net investment income[1]	0.08	0.10	0.05	0.06	0.03
Net realized and unrealized gain (loss)	0.56	(0.30)	1.24	1.78	(8.51)
Net increase (decrease) from investment operations	0.64	(0.20)	1.29	1.84	(8.48)
Dividends and distributions from:[2]
Net investment income	(0.07)	(0.11)	(0.05)	(0.07)	(0.02)
Net realized gain	–	–	–	(0.09)	(1.58)
Tax return of capital	(0.81)	(0.96)	(1.15)	(1.35)	–
Total dividends and distributions	(0.88)	(1.07)	(1.20)	(1.51)	(1.60)
Net asset value, end of year	$9.14	$9.38	$10.65	$10.56	$10.23
Market price, end of year	$8.66	$8.58	$11.69	$10.23	$9.20

Total Investment Return[3]
Based on net asset value	7.77%	(2.13)%	13.04%	19.64%	(43.99)%
Based on market price	11.63%	(18.45)%	28.08%	28.88%	(48.20)%

Ratios to Average Net Assets
Total expenses	1.44%	1.40%	1.45%	1.51%	1.36%
Total expenses after fees waived and paid indirectly	1.43%	1.40%	1.45%	1.50%	1.35%
Net investment income	0.92%	0.98%	0.47%	0.65%	0.38%

Supplemental Data
Net assets, end of year (000)	$114,866	$117,497	$131,002	$127,025	$120,282
Portfolio turnover	107%	86%	124%	62%	45%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	111

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$28.33	$25.87	$23.81	$20.71	$37.60

Net investment income[1]	0.13	0.06	0.26	0.41	1.18
Net realized and unrealized gain (loss)	(0.74)	4.02	3.42	4.32	(14.63)

Net increase (decrease) from investment operations	(0.61)	4.08	3.68	4.73	(13.45)

Dividends and distributions from:[2]
Net investment income	(0.03)	(0.24)	(0.17)	(0.47)	(0.96)
Net realized gain	(1.44)	(1.38)	(1.45)	(0.19)	(2.48)
Tax return of capital	(0.30)	–	–	(0.97)	–

Total dividends and distributions	(1.77)	(1.62)	(1.62)	(1.63)	(3.44)

Net asset value, end of year	$25.95	$28.33	$25.87	$23.81	$20.71

Market price, end of year	$24.28	$26.54	$25.36	$22.18	$17.99

Total Investment Return[3]
Based on net asset value	(1.76)%	16.09%	15.89%	25.54%	(38.15)%

Based on market price	(1.88)%	10.95%	21.95%	34.63%	(37.14)%

Ratios to Average Net Assets
Total expenses.	1.28%	1.26%	1.27%	1.30%	1.27%

Total expenses after fees waived	1.22%	1.15%	1.11%	1.10%	1.07%

Net investment income	0.50%	0.19%	1.04%	1.77%	1.38%

Supplemental Data
Net assets, end of year (000)	$772,457	$843,328	$769,976	$708,589	$616,479

Portfolio turnover	86%	111%	80%	62%	54%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

112	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Year Ended October 31,				Period January 1, 2008 to October 31,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.87	$14.53	$14.40	$13.78	$21.36	$22.91

Net investment income[1]	0.33	0.35	0.31	0.29	0.23	0.31
Net realized and unrealized gain (loss)	1.29	0.68	1.76	2.27	(6.36)	0.58

Net increase (decrease) from investment operations	1.62	1.03	2.07	2.56	(6.13)	0.89

Dividends and distributions from:[2]
Net investment income	(0.53)	(0.58)	(0.31)	(0.29)	(0.23)	(0.34)
Net realized gain	(0.13)	(1.11)	(1.33)	(1.19)	(0.62)	(2.10)
Tax return of capital	(0.72)	–	(0.30)	(0.46)	(0.60)	–

Total dividends and distributions	(1.38)	(1.69)	(1.94)	(1.94)	(1.45)	(2.44)

Net asset value, end of period	$14.11	$13.87	$14.53	$14.40	$13.78	$21.36

Market price, end of period	$12.99	$12.39	$15.03	$13.76	$12.37	$20.06

Total Investment Return[3]
Based on net asset value	12.94%	7.56%	15.22%	22.01%	(29.46)%[4]	4.79%

Based on market price	16.39%	(7.11)%	24.73%	29.88%	(32.58)%[4]	10.47%

Ratios to Average Net Assets
Total expenses	0.94%	0.94%	0.93%	0.95%	1.10% [5]	1.96%

Total expenses after fees waived	0.94%	0.93%	0.93%	0.95%	1.10% [5]	1.96%

Total expenses after fees waived and excluding interest expense	0.94%	0.93%	0.93%	0.95%	1.01% [5]	1.19%

Net investment income	2.34%	2.40%	2.14%	2.16%	1.46% [5]	1.36%

Supplemental Data
Net assets, end of period (000)	$622,657	$612,145	$635,849	$618,462	$167,996	$260,385

Average borrowings outstanding during the period (000)	–	–	–	–	–	$38,788

Portfolio turnover	205%	190%	210%	138%	45%	63%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	113

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$8.03	$8.32	$8.13	$9.59	$14.10

Net investment income[1]	0.18	0.16	0.17	0.25	0.34
Net realized and unrealized gain (loss)	0.77	0.38	1.00	(0.55)	(3.73)

Net increase (decrease) from investment operations	0.95	0.54	1.17	(0.30)	(3.39)

Dividends and distributions from:[2]
Net investment income	(0.40)	(0.51)	(0.17)	(0.25)	(0.52)
Tax return of capital	(0.28)	(0.32)	(0.81)	(0.91)	(0.60)

Total dividends and distributions	(0.68)	(0.83)	(0.98)	(1.16)	(1.12)

Net asset value, end of year	$8.30	$8.03	$8.32	$8.13	$9.59

Market price, end of year	$7.41	$7.29	$8.99	$7.89	$8.47

Total Investment Return[3]
Based on net asset value	13.22%	6.88%	15.23%	(1.63)%	(24.35)%

Based on market price	11.34%	(10.20)%	28.30%	8.08%	(25.70)%

Ratios to Average Net Assets
Total expenses	0.95%	1.15%	1.16%	1.20%	1.18%

Total expenses after fees waived	0.95%	1.14%	1.16%	1.20%	1.18%

Net investment income	2.16%	1.92%	2.06%	3.11%	3.20%

Supplemental Data
Net assets, end of year (000)	$1,490,096	$575,712	$592,328	$572,066	$668,969

Portfolio turnover	185%	231%	232%	117%	86%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

114	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$16.03	$18.68	$18.64	$18.03	$31.09

Net investment income[1]	0.20	0.17	0.19	0.19	0.39
Net realized and unrealized gain (loss)	0.72	(0.54)	2.13	2.70	(10.39)

Net increase (decrease) from investment operations	0.92	(0.37)	2.32	2.89	(10.00)

Dividends and distributions from:[2]
Net investment income	(0.22)	(0.85)	(1.44)	(0.20)	(0.56)
Net realized gain	–	(0.61)	(0.25)	–	(2.48)
Tax return of capital	(1.74)	(0.82)	(0.59)	(2.08)	(0.02)

Total dividends and distributions	(1.96)	(2.28)	(2.28)	(2.28)	(3.06)

Net asset value, end of year	$14.99	$16.03	$18.68	$18.64	$18.03

Market price, end of year	$13.24	$14.95	$19.06	$18.40	$15.89

Total Investment Return[3]
Based on net asset value	7.36%	(2.55)%	13.76%	20.50%	(35.08)%

Based on market price	1.68%	(10.93)%	17.58%	34.97%	(38.15)%

Ratios to Average Net Assets
Total expenses	1.10%	1.10%	1.11%	1.21%	1.14%

Total expenses after fees waived	1.10%	1.09%	1.10%	1.20%	1.14%

Net investment income	1.34%	0.96%	1.03%	1.05%	1.60%

Supplemental Data
Net assets, end of year (000)	$1,041,210	$1,113,920	$1,290,105	$1,278,170	$227,835

Portfolio turnover	298%	253%	264%	300%	120%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	115

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$26.65	$27.19	$25.37	$23.66	$30.33

Net investment income (loss)[1]	0.08	(0.01)	0.02	0.10	0.10
Net realized and unrealized gain (loss)	4.11	1.71	3.34	3.32	(4.70)

Net increase (decrease) from investment operations	4.19	1.70	3.36	3.42	(4.60)

Dividends and distributions from:[2]
Net investment income	(0.09)	–	(0.02)	(0.13)	(0.09)
Net realized gain	(2.41)	(2.24)	(1.52)	(1.01)	(1.98)
Tax return of capital	–	–	–	(0.57)	–

Total dividends and distributions	(2.50)	(2.24)	(1.54)	(1.71)	(2.07)

Net asset value, end of year	$28.34	$26.65	$27.19	$25.37	$23.66

Market price, end of year	$27.86	$25.81	$27.14	$22.61	$21.62

Total Investment Return[3]
Based on net asset value	16.42%	6.43%	13.69%	16.31%	(15.55)%

Based on market price	18.17%	3.26%	27.33%	13.44%	(13.47)%

Ratios to Average Net Assets
Total expenses	1.13%	1.14%	1.15%	1.15%	1.13%

Total expenses after fees waived	1.13%	1.13%	1.15%	1.15%	1.13%

Net investment income (loss)	0.29%	(0.02)%	0.09%	0.37%	0.20%

Supplemental Data
Net assets, end of year (000)	$218,377	$202,675	$206,392	$192,602	$179,642

Portfolio turnover	209%	226%	239%	167%	121%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

116	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$8.72	$10.52	$10.92	$10.41	$20.12

Net investment income[1]	0.16	0.14	0.14	0.29	0.27
Net realized and unrealized gain (loss)	0.35	(0.58)	1.05	2.04	(8.31)

Net increase (decrease) from investment operations	0.51	(0.44)	1.19	2.33	(8.04)

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.67)	(0.12)	(0.30)	(0.30)
Net realized gain	–	–	–	–	(0.88)
Tax return of capital	(0.77)	(0.69)	(1.47)	(1.52)	(0.49)

Total dividends and distributions	(0.95)	(1.36)	(1.59)	(1.82)	(1.67)

Net asset value, end of year	$8.28	$8.72	$10.52	$10.92	$10.41

Market price, end of year	$7.41	$7.88	$10.56	$10.92	$9.09

Total Investment Return[3]
Based on net asset value	7.65%	(4.55)%	12.06%	26.28%	(41.76)%

Based on market price	6.61%	(14.07)%	12.49%	44.62%	(42.39)%

Ratios to Average Net Assets
Total expenses	1.11%	1.10%	1.13%	1.12%	1.11%

Total expenses after fees waived	1.11%	1.10%	1.13%	1.12%	1.11%

Net investment income	1.97%	1.37%	1.40%	2.68%	2.34%

Supplemental Data
Net assets, end of year (000)	$910,481	$959,153	$1,156,583	$1,178,647	$1,106,516

Portfolio turnover	226%	217%	247%	198%	123%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	117

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.45	$13.42	$11.73	$9.44	$20.79

Net investment income[1]	0.12	0.11	0.17	0.08	0.20
Net realized and unrealized gain (loss)	(0.50)	0.01	2.61	3.30	(10.16)

Net increase (decrease) from investment operations	(0.38)	0.12	2.78	3.38	(9.96)

Dividends and distributions from:[2]
Net investment income	(0.13)	(0.21)	(0.74)	(0.11)	(0.17)
Net realized gain	(0.55)	(0.50)	–	–	(1.22)
Tax return of capital	(0.36)	(0.38)	(0.35)	(0.98)	–

Total dividends and distributions	(1.04)	(1.09)	(1.09)	(1.09)	(1.39)

Net asset value, end of year	$11.03	$12.45	$13.42	$11.73	$9.44

Market price, end of year	$10.39	$11.84	$13.46	$11.45	$7.74

Total Investment Return[3]
Based on net asset value	(2.79)%	0.58%	24.65%	40.96%	(50.14)%

Based on market price	(3.71)%	(4.64)%	28.08%	67.81%	(51.69)%

Ratios to Average Net Assets
Total expenses	1.29%	1.29%	1.28%	1.32%	1.29%

Total expenses after fees waived and paid indirectly	1.14%	1.09%	1.08%	1.12%	1.09%

Net investment income	1.08%	0.77%	1.37%	0.68%	1.14%

Supplemental Data
Net assets, end of year (000)	$630,801	$711,917	$765,463	$664,928	$535,257

Portfolio turnover	72%	79%	71%	58%	29%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

118	ANNUAL REPORT	OCTOBER 31, 2012

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Year Ended October 31, 2012	Period March 30, 2011[1] through October 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$16.83	$19.10 [2]

Net investment income[3]	0.18	0.03
Net realized and unrealized loss	(0.19)	(1.57)

Net decrease from investment operations	(0.01)	(1.54)

Dividends and distributions from:[4]
Net investment income	(0.26)	–
Net realized gain	(0.01)	(0.24)
Tax return of capital	(1.13)	(0.46)

Total dividends and distributions	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	–	(0.03)

Net asset value, end of period	$15.42	$16.83

Market price, end of period	$14.12	$14.95

Total Investment Return[5]
Based on net asset value	0.90%	(7.80)%[6]

Based on market price	4.02%	(21.79)%[6]

Ratios to Average Net Assets
Total expenses	1.25%	1.35% [7]

Total expenses after fees waived	1.05%	1.13% [7]

Net investment income	1.14%	0.27% [7]

Supplemental Data
Net assets, end of period (000)	$718,016	$783,792

Portfolio turnover	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	119

Financial Highlights	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.61	$14.26	$13.38	$12.38	$21.00

Net investment income[1]	0.33	0.35	0.33	0.36	0.50
Net realized and unrealized gain (loss)	0.79	(0.00)[2]	1.36	1.43	(8.22)

Net increase (decrease) from investment operations	1.12	0.35	1.69	1.79	(7.72)

Dividends and distributions from:[3]
Net investment income	(0.67)	(0.22)	(0.11)	(0.39)	(0.52)
Net realized gain	(0.60)	(0.78)	(0.70)	(0.33)	–
Tax return of capital	–	–	–	(0.07)	(0.38)

Total dividends and distributions	(1.27)	(1.00)	(0.81)	(0.79)	(0.90)

Net asset value, end of year	$13.46	$13.61	$14.26	$13.38	$12.38

Market price, end of year	$12.34	$12.43	$13.44	$11.54	$10.50

Total Investment Return[4]
Based on net asset value	9.48%	2.79%	14.08%	17.64%	(37.53)%

Based on market price	9.90%	(0.40)%	24.67%	19.63%	(38.42)%

Ratios to Average Net Assets
Total expenses	1.18%	1.19%	1.23%	1.17%	0.96%

Total expenses after fees waived	1.18%	1.19%	1.22%	1.16%	0.96%

Net investment income	2.50%	2.45%	2.40%	3.39%	3.11%

Supplemental Data
Net assets, end of year (000)	$81,186	$82,096	$86,047	$80,716	$74,716

Portfolio turnover	129%	97%	59%	64%	10%

[1]	Based on average shares outstanding.
[2]	Amounted to less than $(0.01) per share outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

120	ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

	Period November 25, 2011[1] through October 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$19.10	[2]

Net investment income[3]	0.54
Net realized and unrealized gain	1.71

Net increase from investment operations	2.25

Dividends and distributions from:[4]
Net investment income	(0.49)
Net realized gain	(0.41)
Tax return of capital	(0.19)

Total dividends and distributions	(1.09)

Capital charges with respect to the issuance of shares	(0.04)

Net asset value, end of period	$20.22

Market price, end of period	$19.03

Total Investment Return[5]
Based on net asset value	12.05%	[6]

Based on market price	0.71%	[6]

Ratios to Average Net Assets
Total expenses	1.12%	[7]

Total expenses after fees waived	1.11%	[7]

Total expenses after fees waived and excluding excise tax	1.10%	[7]

Net investment income	2.94%	[7]

Supplemental Data
Net assets, end of period (000)	$341,939

Portfolio turnover	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2012	121

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY”) and BlackRock Utility and Infrastructure Trust (“BUI”) (each, a “Trust” and collectively, the “Trusts”) are organized as Delaware statutory trusts, except CII which is organized as a Maryland Corporation. CII, BDJ, BOE and BQY are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY, BCF, BCX and BUI are registered as non-diversified, closed-end management investment companies under the 1940 Act. Prior to commencement of operations on November 25, 2011, BUI had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on August 25, 2011 to BlackRock HoldCo 2, Inc. for $100,012. Investment operations for BUI commenced on November 25, 2011. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The Boards of Trustees and Board of Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis.

Reorganizations: The Board and shareholders of BDJ and the Board of Trustees and shareholders of each of BlackRock Equity Dividend Trust (“BDV”) and BlackRock Strategic Equity Dividend Trust (“BDT”) (individually, a “Target Trust” and collectively the “Target Trusts”) approved the reorganizations of each Target Trust into BDJ pursuant to which BDJ acquired substantially all of the assets and substantially all of the liabilities of each Target Trust in exchange for an equal aggregate value of newly-issued BDJ shares.

Each shareholder of a Target Trust received shares of BDJ in an amount equal to the aggregate NAV of such shareholder’s Target Trust shares, as determined at the close of business on February 24, 2012.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ in the following amounts and at the following conversion ratios:

Target Trusts	Shares Prior to Reorganization	Common Shares Conversion Ratio	Shares of BDJ

BDV	54,638,903	1.27840257	69,850,515
BDT	26,908,028	1.41137167	37,977,229

Each Target Trust’s net assets and composition of net assets on February 24, 2012, the date of the reorganization, were as follows:

Tar- get Tru- sts	Net Assets	Paid-in Capital	Distri- butions in Excess of Net Invest- ment Income	Accu- mulated Net Realized Loss	Net Unreal- ized Appre- ciation

BDV	$590,660,911	$647,693,876	$(173,949)	$(92,018,281)	$35,159,265
BDT	$321,139,863	$327,248,656	$316,616	$(29,161,302)	$22,735,893

For financial reporting purposes, assets received and shares issued by BDJ were recorded at fair value. However, the cost basis of the investments received from the Target Trusts were carried forward to align ongoing reporting of BDJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of BDJ immediately after the acquisition amounted to $1,517,719,362. Each Target Trust’s fair value and cost of investments prior to the reorganization were as follows:

Target Trusts	Fair Value of Investments	Cost of Investments

BDV	$588,487,468	$553,328,182
BDT	$318,996,795	$296,260,902

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to BDJ, BDV and BDT with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on February 27, 2012.

Assuming the acquisitions had been completed on November 1, 2011, the beginning of the fiscal reporting period of BDJ, the pro forma results of operations for the year ended October 31, 2012, are as follows:

• Net investment income: $32,331,130

• Net realized and change in unrealized gain/loss on investments: $141,874,756

• Net increase in net assets resulting from operations: $174,205,886

122	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BDV and BDT that have been included in BDJ’s Statement of Operations since February 27, 2012.

Reorganization costs incurred by BDJ in connection with the reorganization were paid by BDJ.

The following is a summary of significant accounting policies followed by the Trusts:

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of BCX, which primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX.

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used.

Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at the NAV each business day. Financial futures contracts traded on exchanges are valued at their last sale price.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments

ANNUAL REPORT	OCTOBER 31, 2012	123

Notes to Financial Statements (continued)

where an active market does not exist including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts or options written), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to each Trust’s level distribution plan, each Trust intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Trusts may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trusts and any additional required collateral is delivered to the Trust on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Trusts earn dividends or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are

124	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trusts could experience delays and costs in gaining access to the collateral. The Trusts also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended October 31, 2012 with the exception of BCX and BUI. The statute of limitations on BCX’s US federal tax returns remains open for the year ended October 31, 2012 and the period ended October 31, 2011. The statute of limitations on BUI’s US federal tax returns remains open for the period ended October 31, 2012. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board except CII, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in dividends - affiliated in the Statements of Operations.

S&P Quality Rankings: BQY has been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P International Quality Rankings. If S&P terminates the license to use either the S&P Quality Rankings or the S&P International Quality Rankings, the Board may need to adopt a new investment strategy and/or new investment policies. There is no assurance that the BQY would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. “Standard & Poor’s,” “S&P,” “Standard & Poor’s Earnings and Dividend Rankings,” “S&P Earnings and Dividend Rankings,” “Standard & Poor’s Quality Rankings,” “Standard & Poor’s International Quality Rankings,” “S&P International Quality Rankings” and “S&P Quality Rankings” are trademarks of S&P and have been licensed for use by the BQY. BQY is not sponsored, endorsed, managed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in BQY. BQY is required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any

ANNUAL REPORT	OCTOBER 31, 2012	125

Notes to Financial Statements (continued)

collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. An ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the currencies in which some of the investments held by a Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, a Trust record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

126	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
	Fair Values of Derivative Financial Instruments as of October 31, 2012
	Asset Derivatives
		CII	BDJ	BQY
	Statements of Assets and Liabilities Location		Value
Equity contracts	Investments at value – unaffiliated[1]	$4,450	$10,849	$375

			Liability Derivatives
		BQR	BGR	CII	BDJ	BOE	BME
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	–	–	–	$(167)	$(6,312)	$(1,062)
Equity contracts	Investments at value – unaffiliated[1]	$(1,051,046)	$(5,879,203)	$(5,425,075)	(15,874,790)	(11,619,050)	(2,999,325)
Total		$(1,051,046)	$(5,879,203)	$(5,425,075)	$(15,874,957)	$(11,625,362)	$(3,000,387)

		Liability Derivatives
		BGY	BCF	BCX	BQY	BUI
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	–	–	–	$(9)	$(17)
Equity contracts	Investments at value – unaffiliated[1]	$(16,436,689)	$(5,555,305)	$(6,339,279)	(446,146)	(2,753,157)
Total		$(16,436,689)	$(5,555,305)	$(6,339,279)	$(446,155)	$(2,753,174)

[1]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended October 31, 2012
	Net Realized Gain (Loss) From
	BQR	BGR	CII	BDJ	BOE	BME
Foreign currency exchange contracts:
Foreign currency transactions	$(26,442)	$(21,343)	—	$45,376	$219,746	$(4,118)
Equity contracts:
Options[2]	2,403,556	29,168,157	$20,867,499	42,005,611	54,521,904	5,108,263
Total	$2,377,114	$29,146,814	$20,867,499	$42,050,987	$54,741,650	$5,104,145

	Net Realized Gain (Loss) From
	BGY	BCF	BCX	BQY	BUI[3]
Foreign currency exchange contracts:
Foreign currency transactions.	$512,602	$108,248	$(234,639)	$7,127	$259,863
Equity contracts:
Financial futures contracts	302,636	—	—	—	—
Options[2]	37,462,266	31,702,477	32,391,921	2,133,240	1,940,833
Total	$38,277,504	$31,810,725	$32,157,282	$2,140,367	$2,200,696

[2]	Options purchased are included in the net realized gain (loss) from investments-unaffiliated and net change in unrealized appreciation/depreciation on investments.
[3]	Commenced operations on November 25, 2011.

ANNUAL REPORT	OCTOBER 31, 2012	127

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on
	BQR	BGR	CII	BDJ	BOE	BME
Foreign currency exchange contracts:
Foreign currency translations	$244	–	–	$(271)	$(17,028)	$11,872
Equity contracts:
Options[1]	781,511	$(1,418,769)	$6,564,083	6,392,068	11,709,758	137,892

Total	$781,755	$(1,418,769)	$6,564,083	$6,391,797	$11,692,730	$149,764

	Net Change in Unrealized Appreciation/Depreciation on
	BGY	BCF	BCX	BQY	BUI[2]
Foreign currency exchange contracts:
Foreign currency translations	$167,264	$600	$(22)	$(5,165)	$(17)
Equity contracts:
Options[1]	9,320,270	(2,737,965)	1,111,252	284,621	(222,739)

Total	$9,487,534	$(2,737,365)	$1,111,230	$279,456	$(222,756)

[1]	Options purchased are included in the net realized gain (loss) from investments-unaffiliated and net change in unrealized appreciation/depreciation on investments.

[2]	Commenced operations on November 25, 2011.

For the year ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BQR		BGR	CII	BDJ	BOE	BME
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1		–	–	1	3	1
Average number of contracts - US dollars sold	1	*	1	–	1	6	1
Average US dollar amounts purchased	$9,291		–	–	$98,330	$2,587,434	$981,448
Average US dollar amounts sold	$315,337		$1,859,323	–	$489,086	$9,245,252	$361,764
Options:
Average number of contracts purchased	–		159	44,500	64,625	354	108
Average number of contracts written	6,686,267		4,213,375	3,105,659	11,299,578	30,835,602	1,023,830
Average notional value of contracts purchased	–		$206,375	$954,250	$3,115,750	$1,118,800	$536,938
Average notional value of contracts written	$45,144,993		$244,536,197	$169,786,934	$694,749,028	$538,506,132	$71,799,818

	BGY	BCF		BCX	BQY	BUI
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	4	1		2	1	1
Average number of contracts - US dollars sold	4	1	*	2	1	–
Average US dollar amounts purchased	$4,907,465	$105,046		$414,299	$10,320	$22,552
Average US dollar amounts sold	$6,271,604	$222,539		$2,176,958	$163,056	–
Options:
Average number of contracts purchased	–	70		40	3,750	95
Average number of contracts written	40,845,686	9,264,287		7,294,406	955,043	5,724,134
Average notional value of contracts purchased	–	$217,000		$124,000	$116,250	$370,500
Average notional value of contracts written	$447,071,099	$214,591,172		$237,154,311	$31,531,491	$103,944,362

*	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the

128	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of the average weekly value of each Trust’s net assets: 1.20% for BQR, 1.20% for BGR, 1.00% for BOE, 1.00% for BME, 1.00% for BGY, 1.20% for BCF and 0.75% for BQY. Prior to February 27, 2012, BDJ paid the Manager a monthly fee at an annual rate of 1.00% of the average weekly value of net assets. Effective February 27, 2012, BDJ pays the Manager a monthly fee at the annual rate of 0.81% of the average weekly value of net assets. CII, BCX and BUI pay the Manager a monthly fee at the annual rate of 0.85%, 1.20% and 1.00%, respectively, of the average daily value of the Trust’s net assets. The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BGR and BCF as a percentage of their average weekly net assets as follows:

		Expiration Date
BGR	0.10%	December 29, 2011
	0.05%	December 29, 2012
BCF	0.15%	September 29, 2012
	0.10%	September 29, 2013
	0.05%	September 29, 2014

The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BCX as a percentage of its average daily net assets as follows:

Expiration Date
BCX	0.20%	October 31, 2015
	0.15%	October 31, 2016
	0.10%	October 31, 2017
	0.05%	October 31, 2018

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended October 31, 2012, the amounts waived were as follows:

BQR	$5,240
BGR	$15,992
CII	$13,079
BDJ	$38,625
BOE	$35,299
BME	$7,639
BGY	$36,162
BCF	$24,178
BCX	$16,838
BQY	$3,301
BUI	$21,542

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) for BDJ and BQY, State Street Research & Management Co. for BGR, BlackRock Investment Management, LLC (“BIM”) and BlackRock Capital Management, Inc. for BGY, BCF and BCX, BlackRock International Ltd. for BQR and BCF and BFM and BIM for CII and BUI, each an affiliate of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

Certain Trusts received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Trusts, invest cash collateral received by the Trusts for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Trusts retain 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Trusts is shown as securities lending–affiliated in the Statements of Operations. For the year ended October 31, 2012, BIM received $174,673 in securities lending agent fees related to securities lending activities for the Trusts.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

ANNUAL REPORT	OCTOBER 31, 2012	129

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investment securities, excluding short-term securities, for the year ended October 31, 2012, were as follows:

	Purchases	Sales

BQR	$115,605,921	$118,079,213
BGR	$673,071,622	$670,121,147
CII	$1,276,693,234	$1,294,871,298
BDJ	$2,135,747,485	$2,160,607,368
BOE	$3,053,325,577	$3,087,605,865
BME	$433,565,684	$418,709,417
BGY	$2,010,164,816	$1,970,938,741
BCF	$458,428,011	$458,051,458
BCX	$801,384,014	$699,223,619
BQY	$111,437,606	$99,019,306
BUI	$573,805,920	$259,688,646

Transactions in options written for the year ended October 31, 2012, were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BQR
Outstanding options at beginning of year	10,145,445	$1,826,626	–	–
Options written	48,959,188	10,491,178	–	–
Options expired	(21,682,149)	(4,190,008)	–	–
Options closed	(20,386,859)	(3,298,711)	–	–
Options exercised	(10,146,077)	(3,483,301)	–	–

Outstanding options at end of year	6,889,548	$1,345,784	–	–

BGR
Outstanding options at beginning of year	4,116,070	$13,563,526	–	–
Options written	12,487,814	54,340,259	–	–
Options expired	(6,417,484)	(28,556,158)	–	–
Options closed	(2,472,630)	(14,158,814)	–	–
Options exercised	(3,634,992)	(14,854,712)	–	–

Outstanding options at end of year	4,078,778	$10,334,101	–	–

CII
Outstanding options at beginning of year	3,081,990	$10,084,402	–	–
Options written	21,916,437	51,581,205	–	–
Options expired	(7,493,799)	(15,533,671)	–	–
Options closed	(3,193,786)	(9,253,237)	–	–
Options exercised	(10,469,382)	(29,211,502)	–	–

Outstanding options at end of year	3,841,460	$7,667,197	–	–

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BDJ
Outstanding options at beginning of year	1,926,800	$8,947,908	–	–
Options written	46,791,501	103,513,009	1,331,314	$2,382,399
Options expired	(14,441,727)	(31,108,258)	(714)	(41,167)
Options closed	(6,101,679)	(16,643,466)	–	–
Options exercised	(20,139,701)	(47,357,539)	–	–

Outstanding options at end of year	8,035,194	$17,351,654	1,330,600	2,341,232

BOE
Outstanding options at beginning of year	30,621,800	$23,928,572	22,880	$325,160
Options written	249,298,467	122,885,223	548,042	146,787
Options expired	(112,833,236)	(49,011,801)	(570,676)	(439,752)
Options closed	(58,490,368)	(30,837,445)	–	–
Options exercised	(78,092,746)	(52,663,066)	(246)	(32,195)

Outstanding options at end of year	30,503,917	$14,301,483	–	–

BME
Outstanding options at beginning of year	263,431	$2,262,610	102,819	$508,938
Options written	2,595,815	13,288,758	228,376	904,182
Options expired	(827,748)	(4,669,775)	(3,355)	(337,729)
Options closed	(601,745)	(3,830,504)	(59,192)	(136,766)
Options exercised	(835,408)	(4,508,830)	(44,078)	(448,247)

Outstanding options at end of year	594,345	$2,542,259	224,570	$490,378

BGY
Outstanding options at beginning of year	55,867,592	$20,831,948	9,100	$36,917
Options written	320,561,103	104,658,808	1,367,150	489,320
Options expired	(148,711,987)	(44,485,859)	(1,375,330)	(338,469)
Options closed	(102,569,967)	(28,995,871)	–	–
Options exercised	(87,881,940)	(37,676,014)	(920)	(187,768)

Outstanding options at end of year	37,264,801	$14,333,012	–	–

BCF
Outstanding options at beginning of year	9,200,335	$11,693,091	–	–
Options written	54,901,887	54,270,982	–	–
Options expired	(33,255,321)	(31,443,350)	–	–
Options closed	(10,977,169)	(12,901,943)	–	–
Options exercised	(11,374,133)	(14,242,681)	–	–

Outstanding options at end of year	8,495,599	$7,376,099	–	–

130	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BCX
Outstanding options at beginning of year	6,597,564	$8,614,300	17,005	$757,212
Options written	41,355,263	51,941,476	12,432	1,166,198
Options expired	(19,415,833)	(27,479,204)	(21,085)	(943,695)
Options closed	(8,692,697)	(7,735,099)	(717)	(64,047)
Options exercised	(13,577,880)	(18,527,128)	(7,635)	(915,668)

Outstanding options at end of year	6,266,417	$6,814,345	–	–

BQY
Outstanding options at beginning of year	803,164	$882,345	97,599	$388,050
Options written	5,454,418	4,860,689	–	–
Options expired	(2,548,893)	(1,762,515)	(67,074)	(259,425)
Options closed	(710,806)	(1,028,725)	–	–
Options exercised	(2,330,969)	(2,270,971)	(30,525)	(128,625)

Outstanding options at end of year	666,914	$680,823	–	–

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BUI
Outstanding options at beginning of period	–	–	–	–
Options written	33,094,862	$14,454,531	–	–
Options expired	(9,039,998)	(3,992,989)	–	–
Options closed	(9,563,999)	(3,504,540)	–	–
Options exercised	(7,469,665)	(4,426,584)	–	–

Outstanding options at end of period	7,021,200	$2,530,418	–	–

As of October 31, 2012, the value of portfolio securities subject to covered call options written was as follows:

Value

BQR	$44,392,341
BGR	$242,886,185
CII	$329,623,400
BDJ	$786,658,446
BOE	$516,443,077
BME	$71,835,803
BGY	$491,577,142
BCF	$203,729,484
BCX	$225,053,769
BQY	$31,686,834
BUI	$114,348,368

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2012 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses, income recognized from pass-through entities, distributions paid in excess of taxable income, limitations on the utilization of capital loss carryforwards and the accounting for real estate investment trusts were reclassified to the following accounts:

	BQR	BGR	CII	BDJ	BOE	BME

Paid-in capital	–	–	$(8,839,071)	$(101,343,731)	–	–
Undistributed (distributions in excess of) net investment income	$(165,707)	$350,246	$8,839,071	$34,128,233	$459,689	$(4,118)
Accumulated net realized gain (loss)	$165,707	$(350,246)	–	$67,215,498	$(459,689)	$4,118

	BGY	BCF	BCX	BQY	BUI

Paid-in capital	–	–	–	–	$(59,351)
Undistributed (distributions in excess of) net investment income	$1,324,478	$108,248	$351,963	$(67,833)	$315,512
Accumulated net realized gain (loss)	$(1,324,478)	$(108,248)	$(351,963)	$67,833	$(256,161)

ANNUAL REPORT	OCTOBER 31, 2012	131

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	BQR	BGR	CII	BDJ	BOE	BME
Ordinary income
10/31/12	$875,247	$43,768,559	$29,218,120	$60,552,719	$14,977,529	$9,937,822
10/31/11	$1,319,946	$48,221,272	$74,096,553	$36,586,504	$95,268,134	$16,827,606
Long-term capital gains
10/31/12	–	–	–	–	–	9,187,883
10/31/11	–	–	203,902	–	5,437,511	163,795
Tax return of capital
10/31/12	10,214,472	8,858,114	31,669,412	43,164,839	121,035,759	–
10/31/11	11,960,055	–	–	22,727,186	56,895,764	–

Total
10/31/12	$11,089,719	$52,626,673	$60,887,532	$103,717,558	$136,013,288	$19,125,705

10/31/11	$13,280,001	$48,221,272	$74,300,455	$59,313,690	$157,601,409	$16,991,401

	BGY	BCF	BCX	BQY	BUI
Ordinary income
10/31/12	$19,807,805	$37,899,168	$12,305,235	$5,480,188	$15,179,030
10/31/11	$74,188,180	$40,567,591	$11,264,280	$3,275,226	–
Long-term capital gains
10/31/12	–	576,995	–	2,181,758	–
10/31/11	–	–	–	2,757,802	–
Tax return of capital
10/31/12	84,445,531	20,806,811	52,900,199	–	3,207,293
10/31/11	75,397,237	21,521,515	21,259,041	–	–

Total
10/31/12	$104,253,336	$59,282,974	$65,205,434	$7,661,946	$18,386,323

10/31/11	$149,585,417	$62,089,106	$32,523,321	$6,033,028	–

As of October 31, 2012, the tax components of accumulated earnings (losses) were as follows:

	BQR	BGR	CII	BDJ	BOE	BME
Undistributed ordinary income	–	–	–	–	–	$1,450,345
Undistributed long-term capital gains	–	–	–	–	–	7,995,687
Capital loss carryforwards	$(35,477,549)	–	$(75,321,012)	$(196,861,913)	$(194,249,191)	–
Net unrealized gains(losses)*	(30,098,797)	$100,711,908	(63,493,220)	53,341,788	6,002,684	28,998,687

Total	$(65,576,346)	$100,711,908	$(138,814,232)	$(143,520,125)	$(188,246,507)	$38,444,719

	BGY	BCF	BCX	BQY	BUI
Undistributed ordinary income	–	–	–	–	–
Undistributed long-term capital gains	–	–	–	$359,935	–
Capital loss carryforwards	$(589,641,423)	–	–	–	–
Net unrealized gains(losses)*	23,500,829	$(34,218,876)	$(95,357,691)	(2,125,609)	$22,925,851

Total	$(566,140,594)	$(34,218,876)	$(95,357,691)	$(1,765,674)	$22,925,851

* The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of

132	ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the deferral of compensation to trustees and the accounting for real estate investment trusts.

As of October 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BQR	CII	BDJ	BOE	BGY
2016	–	–	$71,173,003	$135,331,776	–
2017	$21,140,114	$2,664,939	117,162,162	38,148,041	$467,149,104
2018	9,080,494	70,040,876	8,526,748	–	55,605,462
2019	1,795,201	2,615,197	–	–	–
No expiration date[1]	3,461,740	–	–	20,769,374	66,886,857

Total	$35,477,549	$75,321,012	$196,861,913	$194,249,191	$589,641,423

[1]	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2012, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

CII	$8,839,071
BDJ	$33,844,633

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BQR	BGR	CII	BDJ	BOE	BME
Tax cost	$144,516,160	$681,156,809	$694,281,977	$1,450,891,681	$1,035,605,338	$196,052,039

Gross unrealized appreciation	$14,075,746	$167,855,857	$35,321,702	$56,345,338	$29,199,944	$30,576,800
Gross unrealized depreciation	(43,382,615)	(56,718,673)	(100,997,452)	(5,489,596)	(21,905,763)	(1,450,113)

Net unrealized appreciation (depreciation)	$(29,306,869)	$111,137,184	$(65,675,750)	$50,855,742	$7,294,181	$29,126,687

	BGY	BCF	BCX	BQY	BUI
Tax cost	$884,491,217	$666,047,835	$809,477,355	$84,014,215	$318,582,750

Gross unrealized appreciation	$47,968,142	$29,411,987	$53,044,730	$231,600	$28,132,661
Gross unrealized depreciation	(13,778,355)	(55,732,059)	(142,785,675)	(2,530,919)	(2,715,807)

Net unrealized appreciation (depreciation)	$34,189,787	$(26,320,072)	$(89,740,945)	$(2,299,319)	$25,416,854

6. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2012, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Utilities	BQR
Energy	BGR, BCF, BCX
Financials	CII
Health Care	BME
Materials	BCF, BCX

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	OCTOBER 31, 2012	133

Notes to Financial Statements (concluded)

BOE, BGY, BQY and BUI invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

As of October 31, 2012, the Trusts listed below had the following industry classifications:

Industry	BOE	BGY	BQY	BUI

Commercial Banks	9%	11%	8%	–
Pharmaceuticals	7	8	10	–
Energy Equipment & Services	6	4	–	–
Oil, Gas & Consumable Fuels.	5	3	12	9%
Food Products	4	5	3	–
Insurance	4	7	4	–
Metals & Mining	4	7	1	–
Multi-Utilities	2	1	4	20
Diversified Telecommunication Services	1	1	8	13
Electric Utilities	1	3	5	26
Tobacco	–	2	5	–
Water Utilities	–	–	–	11
Transportation Infrastructure	–	–	–	8
Other*	57	48	40	13

*	All other industries held were each less than 5%.

7. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders. At October 31, 2012, 6,964 shares of BUI were owned by an affiliate of the Manager.

Transactions in common shares of beneficial interest during the period ended October 31, 2012 and the period ended October 31, 2011 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-Allotment Option

BCX	March 30, 2011	43,756,964	2,591,500
BUI	November 25, 2011	15,506,964	1,400,000

Upon commencement of operations, organization costs associated with the establishment of BCX and BUI were expensed by BCX and BUI, respectively. Offering costs incurred in connection with BCX’s and BUI’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $1,544,562 and $676,000, respectively.

Shares issued and outstanding during the year ended October 31, 2012 and the period ended October 31, 2011 increased by the following amounts as a result of dividend reinvestments:

	Year Ended October 31, 2012	Period Ended October 31, 2011

BQR	43,408	217,185
CII	–	367,118
BDJ	–	451,773
BOE	–	426,634
BME	100,332	14,101
BCF	–	128,189
BCX	–	226,846

Shares issued and outstanding remained constant for BGR, BGY and BQY for the year ended October 31, 2012 and the year ended October 31, 2011.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Trusts paid a net investment income dividend on November 30, 2012 to shareholders of record on November 15, 2012 as follows:

Common Dividend per Share

BOE	$0.31165
BQY	$0.25000
BUI	$0.36250

Additionally, certain Trusts declared a net investment income dividend and special distribution in the following amounts per share on December 10, 2012 payable to shareholders of record on December 21, 2012 as follows:

Common Dividend per Share

BQR	$0.179250
BGR	$0.405000
CII	$0.300000
BDJ	$0.140000
BME*	$1.234375
BGY	$0.167850
BCF	$0.221500
BCX	$0.290000

*	Includes special distribution of $0.850000.

134	ANNUAL REPORT	OCTOBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

BlackRock EcoSolutions Investment Trust

BlackRock Energy and Resources Trust

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Equity Dividend Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock International Growth and Income Trust

BlackRock Real Asset Equity Trust

BlackRock Resources & Commodities Strategy Trust (“BCX”)

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Utility and Infrastructure Trust (“BUI”)

(Collectively, the “Trusts”)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Trusts as of October 31, 2012, and the related statements of operations and cash flows for the Trusts for the year then ended, the statements of operations and cash flows for BUI for the period November 22, 2011 (commencement of operations) through October 31, 2012, the statements of changes in net assets for the Trusts for each of the two years in the period then ended, the statement of changes in net assets for BUI for the period November 22, 2011 (commencement of operations) through October 31, 2012, and the financial highlights for the Trusts for each of the periods presented. We have also audited the accompanying consolidated statement of assets and liabilities of BCX, including the consolidated schedule of investments, as of October 31, 2012 and the related consolidated statements of operations and cash flows for the year then ended and the statement of changes in net assets for the year ended October 31, 2012 and the period from March 30, 2011 through October 31, 2011, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-

ance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of October 31, 2012, the results of their operations and cash flows for the year or period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BCX as of October 31, 2012, the consolidated results of their operations and cash flows for the year then ended, the changes in its net assets for the year ended October 31, 2012 and from the period from March 30, 2011 through October 31, 2011, and consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 21, 2012

ANNUAL REPORT	OCTOBER 31, 2012	135

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2012.

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualifying Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	Foreign Source Income	Foreign Taxes Paid[3]

BQR	12/30/11	–	–	10.68%	4.18%	–	–	–
	3/30/12-9/28/12	–	100.00%	–	–	–	–	–
BGR	12/30/11	–	–	16.73%	6.58%	94.29%	–	–
	3/30/12-9/28/12	–	24.49%	17.87%	9.25%	75.51%	–	–
CII	12/30/11	–	–	23.57%	23.91%	–	–	–
	3/30/12-9/28/12	–	52.01%	29.63%	29.63%	9.42%	–	–
BDJ	12/30/11	–	–	25.39%	24.64%	–	–	–
	3/30/12-9/28/12	–	47.16%	33.56%	29.85%	–	–	–
BOE	11/30/11	–	–	9.15%	4.00%	–	–	–
	2/29/12-8/31/12	–	100.00%	–	–	–	–	–
BME	12/30/11	89.66%	–	2.23%	1.69%	10.30%	–	–
	3/30/12-9/28/12	–	–	25.24%	20.96%	93.00%	–	–
BGY	12/30/11	–	–	9.22%	1.03%	–	8.19%	0.63%
	3/30/12-9/28/12	–	100.00%	2.80%	2.80%	–	–	2.80%
BCF	12/30/11	–	–	12.56%	6.24%	–	–	–
	3/30/12-9/28/12	1.32%	47.57%	23.50%	9.65%	51.11%	–	–
BCX	12/30/11		–	10.50%	3.56%	–	–	–
	3/30/12-9/28/12	–	81.12%	–	–	0.56%	–	–
BQY	11/30/11-12/31/11	–	–	41.86%	22.65%	23.14%	–	–
	2/29/11-8/31/12	28.48%	–	51.46%	36.26%	18.48%	–	–
BUI	2/29/11-8/31/12	–	17.44%	49.01%	31.85%	–	–	–

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.
[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]

The foreign taxes paid represent taxes incurred by the fund on dividends received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

136	ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital & Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY” and together with BQR, BGR, CII, BDJ, BOE, BME, BGY, BCF and BCX, each a “Fund” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, one of the following sub-advisors, as the case may be: BlackRock Financial Management, Inc.; State Street Research & Management Company; BlackRock Investment Management, LLC; BlackRock International Limited; and BlackRock Capital Management, Inc., (each, a “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three-and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

ANNUAL REPORT	OCTOBER 31, 2012	137

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”), as well as the performance of each Fund as compared to its performance metrics; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

138	ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Funds and BlackRock

The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and the performance of its Fund as compared to its performance metrics. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each Fund noted that its respective Fund performed above its performance metrics, dividend coverage and equity participation. Based on its discussions with BlackRock and each Board’s review of its respective Fund’s investment performance compared to Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, each Board noted that its respective Fund’s investment performance as compared to the dividend coverage and equity participation performance metrics provided a more meaningful comparison of the Fund’s relative performance. Dividend coverage is used to evaluate if the Funds are on track or ahead of a target distribution level, and equity participation is used to evaluate the upside potential from securities stock price appreciation considering the option strategy utilized by the Funds.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level

ANNUAL REPORT	OCTOBER 31, 2012	139

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members

The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services LLC (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”)

is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to

140	ANNUAL REPORT	OCTOBER 31, 2012

Automatic Dividend Reinvestment Plans (concluded)

the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Shareowner Services LLC are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035; Telephone

(866)-216-0242.

ANNUAL REPORT	OCTOBER 31, 2012	141

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2003	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied productes) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	96 RICs consisting of 92 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	96 RICs consisting of 92 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	96 RICs consisting of 92 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2003	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	96 RICs consisting of 92 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	96 RICs consisting of 92 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 92 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	96 RICs consisting of 92 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	96 RICs consisting of 92 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

142	ANNUAL REPORT	OCTOBER 31, 2012

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	96 RICs consisting of 92 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011 and 2012, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by additional one-year periods, which the Board believes would be in the best interest of shareholders.

[2]	Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 277 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 277 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

ANNUAL REPORT	OCTOBER 31, 2012	143

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Trust Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerly 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007 [2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

[1] Officers of the Trusts serve at the pleasure of the Board.

2 Ms. Ackerly was President and Chief Executive Officer from 2009 to 2011.

Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

144	ANNUAL REPORT	OCTOBER 31, 2012

Officers and Trustees (concluded)

Investment Advisor	Custodians
BlackRock Advisors, LLC	The Bank of New York Mellon
Wilmington, DE 19809	New York, NY 10286[6]

Sub-Advisors
BlackRock Financial Management, Inc.[1]	Brown Brothers, Harriman & Co.
New York, NY 10022	Boston, MA 02109[7]

State Street Research & Management Co.[2]
One Financial Center	Transfer Agent
Boston, MA 02111	Computershare Trust Company, N.A.
Canton, MA 02021
BlackRock Capital Management, Inc.[3]
Wilmington, DE 19809	Independent Registered Public Accounting Firm
Deloitte & Touche LLP
BlackRock Investment Management, LLC[4]	Philadelphia, PA 19103
Princeton, NJ 08540

BlackRock International Ltd.[5]	Legal Counsel
Edinburgh, EH3 8JB	Skadden, Arps, Slate, Meagher & Flom LLP
United Kingdom	New York, NY 10036

Accounting Agent	Address of the Trusts
The Bank of New York Mellon	100 Bellevue Parkway
Brooklyn, NY 11217	Wilmington, DE 19809

1For BDJ, CII, BQY and BUI.

2For BGR.

3For BGY, BCF and BCX.

4For CII, BGY, BCF, BCX and BUI.

5For BQR and BCF.

6For all Trusts except CII.

7For CII.

The Trusts are managed by a team of investment professionals. Effective September 14, 2012, Chris Accettella became a co-portfolio manager of BQR, BGR, CII, BDJ, BOE, BME, BGY, BCF and BQY.

Effective October 31, 2012, Timothy Keefe, Thomas Bushey and Kyle G. McClements became co-portfolio managers of CII.

ANNUAL REPORT	OCTOBER 31, 2012	145

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012, for shareholders of record on May 31, 2012, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows, except for CII:

	Frank J. Fabozzi			James T. Flynn			Karen P. Robards

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

BQR	11,693,325	287,471	0	11,690,193	290,603	0	11,686,996	293,800	0
BGR	26,817,346	676,005	0	26,777,887	715,464	0	26,822,523	670,828	0
BDJ	159,178,715	4,673,461	0	158,979,029	4,873,147	0	159,038,992	4,813,184	0
BOE	61,579,754	2,002,850	0	61,504,983	2,077,621	0	61,466,640	2,115,964	0
BME	7,255,161	83,210	0	7,251,112	87,259	0	7,252,380	85,991	0
BGY	99,004,307	4,154,337	0	98,950,444	4,208,200	0	98,984,614	4,174,030	0
BCF	52,543,568	1,538,797	0	52,383,547	1,698,818	0	52,493,727	1,588,638	0
BQY	5,620,815	88,574	0	5,620,815	88,574	0	5,621,166	88,223	0
BUI	15,582,059	449,412	0	15,557,291	474,180	0	15,627,143	404,328	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Approved the Directors as follows for CII only:

	Votes For	Votes Withheld	Abstain

Paul L. Audet	41,055,435	894,960	0
Michael J. Castellano	41,055,955	894,440	0
Richard E. Cavanagh	41,092,807	857,588	0
Frank J. Fabozzi	41,058,981	891,414	0
Kathleen F. Feldstein	40,781,152	1,169,243	0
James T. Flynn	40,828,867	1,121,528	0
Henry Gabbay	41,089,033	861,362	0
Jerrold B. Harris.	40,906,096	1,044,299	0
R. Glenn Hubbard.	40,904,427	1,045,968	0
W. Carl Kester	40,945,598	1,004,797	0
Karen P. Robards.	40,869,059	1,081,336	0

Trust Certification

All Trusts, other than BQY which is listed on NYSE MKT, are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

146	ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed on page 145, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http:// www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	OCTOBER 31, 2012	147

Additional Information (concluded)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital.

Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose. We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information.

BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

148	ANNUAL REPORT	OCTOBER 31, 2012

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK11-10/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Resources & Commodities Strategy Trust	$48,500	$48,000	$0	$5,000	$14,350	$14,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Resources & Commodities Strategy Trust	$14,350	$19,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – As of October 31, 2012.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Denis J. Walsh III, Managing Director at BlackRock, Daniel Neumann, CFA, Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock and Christopher Accettella, Director at BlackRock. Messrs. Walsh, Neumann, McClements and Accettella are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Walsh, Neumann, McClements and Accettella have been members of the Fund’s portfolio management team since 2011.

Portfolio Manager	Biography
Denis J. Walsh, III	Managing Director of BlackRock since 2005; Managing Director of State Street Research & Management from 1999 to 2005.
Daniel Neumann	Director of BlackRock since 2007; Vice President of BlackRock, Inc. from 2005 to 2007; Vice President of State Street Research & Management from 2004 to 2005.
Kyle G. McClements	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella, CFA	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.

(a)(2)	As of October 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Denis J. Walsh, III	5	7	14	0	3	3
	$2.79 Billion	$391.8 Million	$310.7 Million	$0	$123.7 Million	$11.35 Million
Daniel Neumann, CFA	6	7	14	0	3	3
	$3.13 Billion	$391.8 Million	$310.7 Million	$0	$123.7 Million	$11.34 Million
Kyle McClements	10	5	0	0	0	0
	$6.22 Billion	$1.97 Billion	$0	$0	$0	$0
Christopher Accettella, CFA	10	4	0	0	0	0
	$5.59 Billion	$1.86 Billion	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should be noted that Messrs. Walsh and Neumann may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Walsh and Neumann may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Denis J. Walsh, III Daniel Neumann, CFA	Lipper Natural Resources Fund Classification
Kyle G. McClements Christopher Accettella	There are no benchmarks associated with Messrs. McClements and Accettella’s compensation.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Walsh, Neumann, McClements and Accettella have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Walsh, Neumann, McClements and Accettella are each eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Denis J. Walsh, III	$100,001 - $500,000
Daniel Neumann, CFA	None
Kyle G. McClements	$10,001 - $50,000
Christopher Accettella	$1 - $10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Resources & Commodities Strategy Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Resources & Commodities Strategy Trust

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Resources & Commodities Strategy Trust

Date: January 7, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Resources & Commodities Strategy Trust

Date: January 7, 2013